                                                  Filed Pursuant to Rule 497(h)
                                              Securities Act File No. 333-64596
                                      Investment Company Act File No. 811-10587



[LOGO OF MCG]

                               13,375,000 Shares

                            MCG Capital Corporation

                                 Common Stock


    This is an initial public offering of shares of common stock of MCG Capital Corporation. All of the shares of common stock are being sold by us.

    We are a solutions-focused financial services company that primarily lends to and invests in small- and medium-sized private companies within the media, communications, technology and information services industry sectors. Our investment objective is to achieve current income and capital gains. Immediately following the completion of this offering, we will be an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

    Prior to this offering, there has been no public market for our common stock. The common stock has been approved for listing on the Nasdaq National Market under the symbol "MCGC".

    Shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values and our shares may also be discounted in the market. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. As a new investor, you will incur dilution of $4.21 per share in connection with this offering at the public offering price of $17.00.

    See "Risk Factors" on page 9 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.


                                                Per Share    Total
         -                                      --------- ------------
         Public offering price.................  $17.000  $227,375,000
         Underwriting discounts and commissions  $ 1.105  $ 14,779,375
         Proceeds, before expenses, to us(1)...  $15.895  $212,595,625

    (1)Before deduction of our costs related to this offering, estimated at $5,620,000.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    We have granted the underwriters an option for a period of 30 days to purchase up to 2,006,250 additional shares of our common stock at the public offering price to cover over-allotments, if any.


    Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We have filed additional information about us with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting MCG Capital Corporation at 1100 Wilson Boulevard, Suite 800, Arlington, VA 22209 or by telephone at 1-866-247-6242.

    We expect the shares of our common stock will be ready for delivery on or about December 4, 2001.

FRIEDMAN BILLINGS RAMSEY                             U.S. BANCORP PIPER JAFFRAY


               The date of this Prospectus is November 28, 2001

    No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the shares offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.


                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Prospectus Summary........................................................   1
Fees and Expenses.........................................................   6
Selected Consolidated Financial and Other Data............................   7
Selected Quarterly Financial Data.........................................   8
Risk Factors..............................................................   9
Conversion to Business Development Company and Regulated Investment
  Company Status..........................................................  22
Report of Independent Accountants on Pro Forma Condensed Consolidated
  Financial Statements (Unaudited)........................................  28
Pro Forma Condensed Consolidated Financial Statements (Unaudited).........  29
Use of Proceeds...........................................................  39
Distributions.............................................................  39
Capitalization............................................................  41
Dilution..................................................................  42
Management's Discussion and Analysis of Financial Condition and Results of
  Operations..............................................................  44
Senior Securities.........................................................  56
Business..................................................................  57
Portfolio Companies.......................................................  71
Determination of Net Asset Value..........................................  78
Management................................................................  79
Executive Compensation....................................................  84
Certain U.S. Federal Income Tax Considerations............................  89
Regulation as a Business Development Company..............................  97
Dividend Reinvestment Plan................................................  99
Control Persons and Principal Holders of Securities....................... 101
Certain Relationships and Transactions.................................... 104
Description of Securities................................................. 107
Shares Eligible for Future Sale........................................... 114
Underwriting.............................................................. 117
Validity of Securities.................................................... 119
Safekeeping, Transfer and Dividend Paying Agent and Registrar............. 119
Experts................................................................... 119
Index to Consolidated Financial Statements................................ F-1
Report of Independent Auditors............................................ F-2
Consolidated Financial Statements......................................... F-3


    Through and including December 23, 2001, all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

                              PROSPECTUS SUMMARY

    The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus, the "Company", "MCG", "we", "us" and "our" refer to MCG Capital Corporation and our wholly owned subsidiaries and our affiliated securitization trust unless the context otherwise requires. All references in this prospectus to our common stock refer to our Class C Common Stock, which will be redesignated as "common stock" and will be our sole class of common stock authorized and outstanding immediately after the offering.

    We will complete a private offering of 625,000 shares of common stock to an affiliate of Friedman, Billings, Ramsey & Co., Inc. concurrently with our initial public offering. The consummation of the private offering is conditioned on the consummation of this public offering. We sometimes refer to this private offering as the "concurrent private offering". Unless the context otherwise requires, all references to "offering" in this prospectus include the completion of the concurrent private offering.

                              Business (Page 57)

    We are a solutions-focused financial services company that primarily lends to and invests in small- and medium-sized private companies with annual revenues from $5 million to $100 million within the media, communications, technology and information services industry sectors. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. After this offering, we intend to increase gradually our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

    Our investment objective is to achieve current income and capital gains. To meet this objective, we seek to employ an "expert-activist" investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers' management teams and owners to create and execute effective capital deployment strategies. In addition, we use a "flexible funding" approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers.

    Our geographically diverse customer base consisted of approximately 74 companies with headquarters in 26 states and Washington, D.C. as of September 30, 2001. Our investment decisions are based on extensive analysis of potential customers' business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

    At September 30, 2001, we had loans outstanding of $592.5 million, an increase of $143.0 million or 31.8% from $449.5 million at September 30, 2000 and equity investments of $27.1 million (including $18.6 million of foreclosed assets) at September 30, 2001 compared to $8.8 million at September 30, 2000, an increase of $18.3 million or 208.0%. For the twelve-month period ended September 30, 2001, we originated approximately $192.5 million of loans, an increase of $6.1 million or 3.3% from $186.4 million for the prior twelve-month period.

    We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout. Our business was originally a separate division of Signet Bank, whose parent Signet Banking Corporation was acquired by First Union Corporation in 1997. This separate division was known as the media communications group. We completed the buyout from First Union National Bank on June 24, 1998. First Union Corporation changed its name to Wachovia Corporation on September 1, 2001 following the merger of Wachovia Corporation with and into First Union Corporation.

    Immediately following the completion of this offering, we will be an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. As a business development company, we will be required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded, public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least
200%. See "Regulation as a Business Development Company". In addition, effective as of January 1, 2002, MCG Capital Corporation will elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code. See "Certain U.S. Federal Income Tax Considerations".

    We are a Delaware corporation. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have offices in Richmond, Virginia and Boston, Massachusetts. Our Internet site address is www.mcgcapital.com. Information contained in our Web site is not incorporated by reference into this prospectus and you should not consider information contained in our Web site to be part of this prospectus.

                                 The Offering

Common Stock offered in the public offering............................................. 13,375,000 shares
Common Stock to be outstanding after the public offering and concurrent private offering 28,286,668 shares
Nasdaq National Market Symbol...........................................................              MCGC

    Except as otherwise indicated, the number of shares outstanding after this offering includes:

    . 12,671,887 shares of our common stock, which will be issued prior to the completion of this offering on a one-for-one basis upon conversion of all shares of Class A, B, D and E common stock outstanding;

    . 1,539,851 shares of our common stock, which will be issued prior to the completion of this offering in connection with the termination of all options outstanding under our stock option plan. See "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure--Termination of Stock Option Plan";

    . 6,000 shares of our common stock, which will be issued prior to the completion of this offering to three directors in connection with their service on our board of directors;

    . 68,930 shares of our common stock, which will be issued prior to the completion of this offering to Wachovia Corporation, one of our investors, for the termination of all of its outstanding warrants to purchase 516,000 shares of our common stock; and

    . 625,000 shares of our common stock, which will be issued in a private offering concurrent with this offering to an affiliate of Friedman, Billings, Ramsey & Co., Inc. at a per share price equal to the per share net proceeds (before expenses) to us from this public offering.
    The number of shares outstanding indicated above excludes 2,006,250 shares of common stock that may be issued pursuant to the underwriters' option to purchase additional shares of common stock from us at the initial public offering price less the underwriting discount.

    At our request, the underwriters are reserving up to 200,000 shares of common stock at the initial offering price for sale to individuals and entities we designate.

                           Use of Proceeds (Page 39)

    We expect to use the net proceeds from this offering:

    . to repay a portion of the amounts outstanding under our senior secured multi-bank credit facility with Heller Financial, Inc.;

    . to pay a portion of the dividend to our stockholders of our accumulated earnings and profits for the period from our inception through December 31, 2001;

    . to make payments to employees for taxes (at an assumed tax rate of 48%, which in some cases may exceed an employee's actual tax rate) associated with the issuance of restricted stock to them in connection with the termination of their options under our stock option plan and taxes imposed on them as a result of our making these cash payments; and

    . for working capital and general corporate purposes, including to originate loans to and investments in small- and medium-sized private companies.

                Conversion to Business Development Company and
                 Regulated Investment Company Status (Page 22)

    Immediately following the completion of this offering, we will be an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, effective as of January 1, 2002, MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

    Our conversion to business development company and regulated investment company status will involve a number of changes to our activities and policies, including various one-time transactions to bring us into regulatory compliance.

    After the conversion:

    . we will report each of our investments at market value, or for investments with no ascertainable market value, fair value as determined by our board of directors, with changes in value reported quarterly through our statement of operations;

    . we will be subject to limitations on borrowings and will have a reduced level of borrowings;

    . we may not retain any of our earnings and profits accumulated before January 1, 2002, the effective date of our election to be treated as a regulated investment company. In the first quarter of 2002, we intend to pay to our stockholders a taxable cash dividend representing all of our accumulated earnings and profits for the period from our inception through December 31, 2001;

    . we will be subject to limitations on our compensation plans and the types of outstanding options and warrants we may have. As a result, we will issue shares of our common stock in connection with the termination of all outstanding options under our stock option plan and the warrants to purchase our common stock held by Wachovia Corporation; and

    . we will be limited in our ability to have multiple classes of stock.
      Therefore, prior to the completion of this offering, all outstanding shares of our Class A common stock, Class B common stock, Class D common stock and Class E common stock will be converted into shares of a single class of common stock.

    As a regulated investment company, we intend to make quarterly distributions beginning in 2002. As an ordinary corporation, we have not paid dividends. Regulated investment companies generally are not subject to federal income tax on the portion of their income that they distribute to their stockholders if they meet certain minimum distribution requirements. We intend to meet these requirements by distributing to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated for tax purposes as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the capital gains deemed distributed to you.

    From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering). For a more detailed discussion of the tax consequences of our election to be treated as a regulated investment company, see "Certain U.S. Federal Income Tax Considerations".

                            Distributions (Page 39)

    Beginning in 2002, we intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. In the first quarter of 2002, we intend to make a one-time distribution of our accumulated earnings and profits for the period from our inception through December 31, 2001. Although a portion of the dividend will be paid using proceeds of the offering, the full amount of this distribution of our accumulated earnings and profits will be taxable to stockholders as ordinary income.

                     Dividend Reinvestment Plan (Page 99)

    We are adopting an "opt in" dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

                        Principal Risk Factors (Page 9)

    Investing in our common stock involves a high degree of risk. You should consider carefully the information found in "Risk Factors". We have no operating history as a business development company or as a regulated investment company and will be subject to extensive regulation as such following the offering. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk. We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock. Moreover, we are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in our portfolio value. Further, there is no established trading market for our common stock. As a new investor, you will incur substantial dilution as a result of this offering.

                   Certain Anti-Takeover Measures (Page 111)

    MCG Capital's certificate of incorporation and bylaws to be effective immediately prior to the completion of this offering, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

                   Where You Can Find Additional Information

    We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

    Following the offering, we will file annual, quarterly and special periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's Regional Offices, located at 233 Broadway, New York, New York 10279 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. The Securities and Exchange Commission maintains a Web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission's Web site is www.sec.gov.

                               FEES AND EXPENSES


Stockholder Transaction Expenses
   Sales Load (as a percentage of offering price)(1)........................................   6.50%
   Dividend Reinvestment Plan Fees.......................................................... None(2)
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
   Operating Expenses(4)....................................................................   8.91%
   Interest Expense(5)......................................................................  16.98%
   Total Annual Expenses(6).................................................................  25.89%

--------
(1)The underwriting discount for the common stock sold by us in the offering is a one-time fee paid by us to the underwriters in connection with the offering and is the only sales load paid in connection with the offering.
(2)In the future, the expenses associated with the Dividend Reinvestment Plan will be included in "Operating Expenses" as described in (4) below.
(3)"Consolidated net assets attributable to common stock" equals net assets (i.e., total assets less total liabilities), which at September 30, 2001 was $165.3 million.
(4)"Operating Expenses" are based on annualized operating expenses for the nine months ended September 30, 2001 excluding interest on indebtedness. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see "Dividend Reinvestment Plan".
(5)"Interest Expense" is based on annualized interest expense for the nine months ended September 30, 2001. For the nine months ended September 30, 2001, the weighted average interest rate on our borrowings was 6.86%, including amortization of debt issuance costs. For additional information on our borrowing costs, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Financial Condition, Liquidity and Capital Resources".
(6)"Total Annual Expenses" is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 6.63% based on annualized September 30, 2001 operating and interest expenses and September 30, 2001 consolidated total assets.

    This table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, this table reflects our operations as a corporation prior to our election to be regulated as a business development company and may not be indicative of the costs and expenses that you will bear once we elect to be treated as a business development company.

                                    Example

    The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. These amounts are based upon payment by an investor of a 6.50% sales load (the underwriting discount to be paid by MCG Capital with respect to the common stock sold by MCG Capital in the public offering) and payment by MCG Capital of operating expenses at the levels set forth in the table above.

                                                                            1     3     5    10
                                                                           Year Years Years Years
                                                                           ---- ----- ----- ------
You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return........................................................... $282 $589  $781  $1,003

    Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

    This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

                SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

    The selected consolidated financial and other data below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements, notes thereto and other financial information included elsewhere in this prospectus. The selected financial data for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996 have been derived from our consolidated financial statements, which have been examined and reported upon by Ernst & Young LLP, independent auditors. See "Experts". The selected financial data for the periods prior to June 25, 1998 under the heading "Predecessor" reflects our operations as a division of First Union National Bank and Signet Bank. The data presented for the nine-month periods ended September 30, 2001 and 2000 are derived from unaudited financial data and include, in the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary to present fairly the data for such periods. The results for the nine-month period ended September 30, 2001 are not necessarily indicative of results to be expected for the full fiscal year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 44 and "Senior Securities" on page 56.

                                                                 Successor                             Predecessor
                                              ------------------------------------------------ ---------------------------

                                                 Nine Months
                                                    Ended                               June   Jan. 1,
                                                September 30,         Year Ended      25, 1998   1998        Year Ended
                                                 (unaudited)         December 31,     through  through      December 31,
                                              ------------------ -------------------- Dec. 31, June 24,  -----------------
                                                2001      2000     2000        1999     1998     1998      1997     1996
                                              --------  -------- --------    -------- -------- --------  -------- --------
                                                                  (in thousands, except per share data)
Income Statement Data:
Interest and fee income...................... $ 52,652  $ 38,707 $ 62,621(A) $ 28,256 $  9,828 $  9,975  $ 22,204 $ 19,752
Interest expense.............................   20,991    18,982   26,648      14,317    6,152    6,005    13,773   12,623
                                              --------  -------- --------    -------- -------- --------  -------- --------
Net interest income..........................   31,661    19,725   35,973      13,939    3,676    3,970     8,431    7,129
Provision for loan losses....................   10,155     2,079    5,421       2,058      556     (492)      606      295
                                              --------  -------- --------    -------- -------- --------  -------- --------
Net interest income after provision for loan
 losses......................................   21,506    17,646   30,552      11,881    3,120    4,462     7,825    6,834
Other income (expense)(B)....................   (1,662)    3,091    3,228       4,205      428       --        72    8,342
Operating expense............................   11,011     6,741   10,039       6,382    2,172    1,243     3,436    4,691
                                              --------  -------- --------    -------- -------- --------  -------- --------
Income before income taxes, cumulative effect
 of accounting change and discontinued
 operations..................................    8,833    13,996   23,741       9,704    1,376    3,219     4,461   10,485
Income taxes.................................    3,539     5,575    9,670       3,921      576    1,253     1,717    4,122
                                              --------  -------- --------    -------- -------- --------  -------- --------
Income from continuing operations before
 cumulative effect of change in accounting
 principle...................................    5,294     8,421   14,071       5,783      800    1,966     2,744    6,363
Cumulative effect of change in accounting
 principle, net of tax.......................    1,777        --       --          --       --       --        --       --
Income from discontinued operations, net of
 tax.........................................       --        --       --          --       --        8       333      (79)
                                              --------  -------- --------    -------- -------- --------  -------- --------
Net income................................... $  7,071  $  8,421 $ 14,071    $  5,783 $    800 $  1,974  $  3,077 $  6,284
                                              ========  ======== ========    ======== ======== ========  ======== ========
Per Common Share:
Basic earnings............................... $   0.56  $   0.87 $   1.35    $   0.87 $   0.13        *         *        *
Diluted earnings.............................     0.56      0.87     1.35        0.87     0.13        *         *        *
Book value as of period end..................    13.04     12.24    12.54       10.01     9.10        *         *        *
Average common shares........................   12,672     9,684   10,435       6,612    6,351        *         *        *
Average common and common equivalent
 shares......................................   12,691     9,702   10,453       6,614    6,351        *         *        *
Selected Period-End Balances:
Commercial loans............................. $592,501  $449,455 $504,214    $310,871 $183,631 $163,622  $232,279 $204,112
Total assets.................................  645,509   497,215  526,493     326,314  199,432  167,141   237,267  208,177
Borrowings...................................  466,732   335,697  356,833     248,217  138,785  128,133   183,537  162,524
Stockholders'/Division equity................  165,278   155,126  158,898      74,257   58,431   39,008    52,863   44,217

                                                    Successor                                    Predecessor
                            ------------------------------------------------------     -------------------------------


                                   Nine Months                                         Jan. 1,
                                      Ended                               June 25,      1998
                                  September 30,           Year Ended        1998       through          Year Ended
                                   (unaudited)           December 31,     through       June           December 31,
                            ---------------------     ------------------  Dec. 31,       24,        ------------------
                              2001         2000         2000      1999      1998        1998          1997      1996
                            --------     --------     --------  --------  --------     --------     --------  --------
                                                       (in thousands, except per share data)

Selected Average Balances:
Commercial loans........... $550,570     $377,622     $399,533  $225,794  $173,627     $197,951     $218,196  $185,193
Total assets...............  578,378      395,949      421,813   238,605   183,662      202,204      222,722   189,215
Borrowings.................  403,548      284,464      295,860   172,349   133,459      155,835      173,031   148,352
Stockholders'/Division
 equity....................  165,200      107,632      120,093    63,315    48,720       45,936       48,540    40,002

Operating Ratios and Other
 Data:
Return on average assets...     1.63%(D)     2.84%(D)     3.34%     2.42%     0.87%(D)     1.95%(D)     1.38%     3.32%
Efficiency ratio(C)........    36.70%(D)    29.55%(D)    25.61%    35.17%    52.92%(D)    31.31%(D)    40.41%    30.32%
Number of lending customers       69           58           66        50        35           36           41        45
Number of employees........       58           42           46        33        27            *            *         *

--------
* Information in the predecessor period is not meaningful for comparative purposes and has been excluded.
(A)Includes fee income of $7,094 ($4,256 net of tax) for the year ended December 31, 2000 related to acceleration of unearned fee income for re-financings and early pay-offs.
(B)Includes net realized losses on equity investments of $1,715 ($1,025 net of tax) for the nine months ended September 30, 2001 and net realized gains on equity investments of $2,468 ($1,481 net of tax), $2,099 ($1,259 net of tax), $3,765 ($2,259 net of tax) and $8,305 ($4,983 net of tax) for the nine months ended September 30, 2000 and the years ended December 31, 2000, 1999 and 1996, respectively.
(C)Efficiency ratio is computed by dividing operating expense by the sum of net interest income and other income.
(D)Annualized.

                       SELECTED QUARTERLY FINANCIAL DATA

    The following table sets forth certain quarterly financial information for each of the nine quarters ending with the quarter ended September 30, 2001. This information was derived from our unaudited consolidated financial statements. Results for any fiscal quarter are not necessarily indicative of results for the full year or for any future quarter.

                                                                         Three Months Ended
                                                                            (unaudited)
                                  --------------------------------------------------------------------------------------
                                  Sept. 30,    June 30,   March 31,   Dec. 31,   Sept. 30, June 30, March 31,   Dec. 31,
                                    2001         2001       2001        2000       2000      2000     2000        1999
                                  ---------    --------   ---------   --------   --------- -------- ---------   --------
                                                               (in thousands, except per share data)
Interest and fee income..........  $17,588     $17,468     $17,596    $23,914(A)  $14,885  $13,109   $10,713     $9,168
Net interest income..............   11,119      10,476      10,066     16,248       8,059    6,482     5,184      4,910
Net interest income after
 provision for loan losses.......    3,584       8,871       9,051     12,906       7,277    6,116     4,253      3,897
Income (loss) from continuing
 operations......................   (1,074)(B)   2,815(B)    3,553(B)   5,650       3,243    2,423     2,755(B)   1,210
Net income (loss)................   (1,074)      2,815       5,330      5,650       3,243    2,423     2,755      1,210
Diluted earnings (loss) per share  $ (0.08)    $  0.22     $  0.42    $  0.45     $  0.26  $  0.27   $  0.37     $ 0.17



                                  Sept. 30,
                                    1999
                                  ---------

Interest and fee income..........  $6,704
Net interest income..............   3,085
Net interest income after
 provision for loan losses.......   2,785
Income (loss) from continuing
 operations......................     775
Net income (loss)................     775
Diluted earnings (loss) per share  $ 0.12

--------
(A)Includes fee income of $6,761 ($4,007 net of tax) for the quarter ended December 31, 2000 related to acceleration of unearned fee income for re-financings and early pay-offs.
(B)Includes net realized losses on equity investments of $245 ($146 net of tax), $1,170 ($702 net of tax) and $300 ($180 net of tax) for the three months ended September 30, 2001, June 30, 2001 and March 31, 2001, respectively, and net realized gains on equity investments of $2,468 ($1,481 net of tax) for the three months ended March 31, 2000.

                                 RISK FACTORS

    Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus, including our financial statements and the related notes and the schedules and exhibits to the registration statement before you purchase any shares of our common stock.

 Risks Related to Our Conversion to Business Development Company and Regulated
                           Investment Company Status

We have no operating history as a business development company or a regulated investment company, which may impair your ability to assess our prospects.

    Prior to this offering, we have not operated as a business development company under the 1940 Act or as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. In addition, our management has no experience managing a business development company or a regulated investment company. See "Conversion to Business Development Company and Regulated Investment Company Status".

    We began operating as an independent company in 1998. Prior to that, our business was a division of First Union National Bank and earlier Signet Bank, whose parent Signet Banking Corporation was acquired by First Union Corporation (now Wachovia Corporation) in 1997. Although we have been profitable since becoming an independent company in 1998, we cannot assure you that we will remain profitable in the future.

Because there is generally no established market for which to value our investments, our board of directors' determination of their values may differ materially from the values that a ready market or third party would attribute to these investments.

    Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily ascertainable market value, at fair value as determined by our board. We will not be permitted to maintain a general reserve for anticipated loan losses. Instead, we will be required by the 1940 Act to specifically value each individual investment and record an unrealized loss for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine the fair value of these loans and equity securities pursuant to a written valuation policy. These determinations of fair value necessarily will be somewhat subjective. Accordingly, these values may differ from the values that would be determined by a third party or placed on the portfolio if there existed a market for our loans and equity securities.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

    MCG Capital was formed in 1998, and since that time has been subject to tax as a corporation under Subchapter C of the Internal Revenue Code. MCG Capital will elect, effective as of January 1, 2002, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

    After we elect and if we qualify to be a regulated investment company, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries, MCG Finance Corporation and MCG Finance Corporation II and our securitization trust, to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders.

    To maintain our qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, we must satisfy income source and asset diversification requirements, continue to qualify as a business development company under the 1940 Act and meet certain minimum distribution requirements. Under the 1940 Act, we must meet asset coverage ratio requirements with respect to our debt, which could prevent us from making the distributions necessary to qualify as a regulated investment company. Even if we qualify as a regulated investment company, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax and a corporate-level income tax on the income we do not distribute. See "Regulation as a Business Development Company" and "Certain U.S. Federal Income Tax Considerations--Taxation as a Regulated Investment Company".

    From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering). In addition, we are taking actions to restructure MCG Finance Corporation and MCG Finance Corporation II so that each will no longer be subject to corporate-level tax, which actions we expect to complete prior to MCG Capital's election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If we do not complete these restructurings, MCG Finance Corporation and MCG Finance Corporation II will continue to be subject to corporate-level tax. Such restructurings require the consent of our lenders.

As a result of our election to be treated as a regulated investment company, we may have to pay corporate-level taxes if we dispose of any built-in gain assets at a gain within 10 years after the effective date of this election.

    We anticipate that on the date we make the election to be treated as a regulated investment company, we will hold substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with "built-in gain," which are assets the fair market value of which on the date of the election exceed their tax basis.
    In general, a corporation that converts from taxation under Subchapter C to taxation as a regulated investment company must recognize the net built-in gain in its assets at the time the regulated investment company election becomes effective and pay a corporate level tax on all of that gain, which currently is assessed at a maximum rate of 35%. Alternatively, in lieu of immediate gain recognition and tax, the corporation may elect to pay corporate-level tax on the amount of net built-in gain it recognizes within 10 years after the effective date of its election to be treated as a regulated investment company. Any such corporate level tax is payable at the time those gains are recognized (which, generally, will occur when the built-in gain assets are sold or disposed of in a taxable transaction). We intend to make this election. If the fair market value of our assets was based on the initial offering price of $17.00 per share, our aggregate net built-in gain for all of our assets held on the effective date of our regulated investment company election would be substantial.
    Based on the assets we currently anticipate selling within this 10-year period, we expect we may have to pay a built-in gain tax of up to $0.9 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets at the time of our election to be treated as a regulated investment company and tax rates. These taxes will reduce the funds otherwise available for our operations or for distribution to stockholders. Under current law, we must distribute to our stockholders at least 90% of any built-in gains recognized within 10 years after the effective date of our election to be treated as a regulated investment company, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as an ordinary dividend. See "Certain U.S. Federal Income Tax Considerations--Conversion to Regulated Investment Company Status".

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

    In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains. We expect to elect to make deemed distributions to our stockholders of the retained net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available or, if available, will be on favorable terms to us. In addition, as a business development company, we generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

Any change in regulation of our business could negatively affect the profitability of our operations.

    Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to customers, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations or decisions, we may lose licenses and be subject to civil fines and criminal penalties and this could also have a material adverse effect upon our business, results of operations or financial condition.

              Risks Related to Our Business and Financial Results

Economic recessions or downturns could impair our customers' ability to repay our loans, increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results.

    Many of our customers may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets.

    The terrorist attacks of September 11, 2001 on New York City and Washington, D.C. and the continuing acts and threats of terrorism are having an adverse effect on the U.S. economy. Our government's political, social, military and economic policies and policy changes as a result of these circumstances could have consequences that we cannot predict, including causing further weakness in the economy. The near- and long-term impact of these events on our business, including on the industry sectors in which we focus and our customers and prospective customers, is uncertain. Our operating results and financial condition consequently could be materially and adversely affected in ways we cannot foresee.

    Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and harm our operating results.

We make loans to and invest in privately owned small- and medium-sized companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

    Our portfolio primarily consists of loans to and securities issued by small- and medium-sized privately owned businesses. Compared to larger publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, they also depend for their success on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses.

    Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

    Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industry sectors in which our portfolio is concentrated experience adverse economic or business conditions, our operating results may be negatively impacted.

    Our customers are primarily in the media, communications, technology and information services industry sectors. These customers can experience adverse business conditions or risks related to their industries. See "Business--Market Opportunity" for a discussion of the types of businesses in each sector that we target.

    . Media companies, such as broadcasters, magazine publishers and newspaper publishers rely on advertising as their primary revenue stream. Advertising revenue tends to be cyclical and influenced by macroeconomic factors such as economic growth. We expect that some trade publishing companies will be adversely affected by the current slowdown in advertising sales, and this slowdown could have a greater negative impact on the trade publishing portion of our investment portfolio than on the rest of our portfolio. In addition, many media companies are subject to risks associated with the increasing cost of raw material commodities such as paper, printing and postage. Other media companies, particularly broadcasters, are subject to the risks associated with a regulated environment.

    . Communications companies such as competitive local exchange carriers, internet service providers, wireless services and alarm monitoring businesses, have high fixed costs and capital expenditure requirements. As a result, these companies require significant infusions of capital and would be adversely affected by a disruption in their ability to raise capital. In addition, many are subject to the risks associated with regulation and with a changing regulatory environment.

    . Information services businesses are subject to risks associated with their dependence on intellectual property assets. If their ability to access critical intellectual property rights is impaired by virtue of legal challenges, contractual uncertainty or the termination or expiration of agreements providing access to these rights, their businesses could be suddenly and adversely affected. Other risks for information services businesses include the possibility of innovations that render certain services obsolete.

    . Providers of technology such as application services, business process outsourcing, and software face risks associated with technological innovations, which pose constant competitive threats that may render their products obsolete. These companies may experience significant costs in keeping their products and services technologically up-to-date. Some also have high fixed costs and capital expenditure requirements.

    Accordingly, if our customers suffer due to these adverse business conditions or risks or due to economic slowdowns or downturns in these industry sectors, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted. Furthermore, if demand for financing by existing and new customers in these industries declines, we may not be able to increase our lending and investment volume and our operating results will be adversely affected.

Our debt could increase the risk of investing in our company.

    We, and our subsidiaries, borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Our lenders have fixed dollar claims on the assets of our subsidiaries that are superior to the claims of our common stockholders. MCG Finance Corporation, one of our subsidiaries, has a $400 million senior secured multi-bank credit facility with Heller Financial, Inc., as agent, expiring in January 2002. The facility is secured by all of MCG Finance Corporation's assets, including all of its loans, and by the shares of capital stock of MCG Finance Corporation. In addition, MCG Finance Corporation II, one of our other subsidiaries, has sold some of our loans to a trust that serves as the vehicle for our $150 million variable series securitization facility arranged by First Union Securities, Inc., and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trust up to the amount of our interest in the trust, which was approximately $45 million as of September 30, 2001.

    Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

    As a business development company, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

    As of September 30, 2001, on a pro forma basis assuming the completion of this offering and our elections to be regulated as a business development company and a regulated investment company, our ratio of total assets to total senior securities would be 236%. See "Pro Forma Condensed Consolidated
Financial Statements (Unaudited)". Our ability to achieve our investment objective may depend in part on our ability to maintain a leveraged structure by borrowing from commercial banks and other lenders on favorable terms. There can be no assurance that we will be able to maintain such a leveraged structure.

    We had $339.9 million of outstanding borrowings as of September 30, 2001 under our $400 million credit facility. We also had $126.8 million of outstanding borrowings as of September 30, 2001 under our $150 million variable series securitization facility. First Union Securities, Inc. has agreed to increase the facility to $200 million upon completion of this offering, subject to certain conditions which we expect to satisfy. As a result, our current financial structure has a high proportion of debt and our debt service is substantial. As of September 30, 2001, the weighted average annual interest rate on borrowings under our two credit facilities was 5.03%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our September 30, 2001 total assets of at least 3.63%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

    Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below. The calculation represented in the historical line of the table, which is required by the Securities and Exchange Commission, is based upon our historical capital structure as of September 30, 2001, which reflects a higher degree of leverage than will be permitted once we are a business development company. The calculation represented in the pro forma line is based upon our proposed operations as a business development company and regulated investment company after this offering.

                                                    Assumed return on our portfolio
                                                           (net of expenses)
                                                  ------------------------------------
                                                   -10%     -5%     0%     5%    10%
                                                  ------- ------- ------- ----- ------
Corresponding return to stockholder-historical(1) -53.25% -33.73% -14.20% 5.32% 24.85%
Corresponding return to stockholder-pro forma(2). -21.87% -12.86%  -3.85% 5.16% 14.18%

--------
(1)Assumes $645.5 million in total assets, $466.7 million in debt outstanding, $165.3 million in stockholders' equity and an average cost of funds of 5.03%, which was our weighted average borrowing cost at September 30, 2001.
(2)Assumes $651.9 million in total assets, $276.7 million in debt outstanding, $361.7 million in stockholders' equity and an average cost of funds of 5.03%, which was our weighted average borrowing costs at September 30, 2001. This example reflects the impact of the estimated net proceeds from this offering of $216.9 million. See "Pro Forma Condensed Consolidated Financial Statements (Unaudited)".

    In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between different interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

Our credit facilities impose limitations on us that could limit our ability to grow, and if we violate these limitations we will be in default on these facilities.

    We borrow under two credit facilities that impose financial and operating covenants on us that restrict our business activities. The credit facility between our wholly owned subsidiary, MCG Finance Corporation, and Heller Financial, Inc., as agent, contains financial covenants relating to fixed charge coverage ratio (i.e., operating cash flow divided by specified interest expenses, tax expenses and junior payments), total interest coverage ratio (i.e., operating cash flow divided by specified interest expenses), loan and equity portfolio concentration ratio (i.e., unsecured loans and equity investments divided by all eligible loans and equity investments), interest spread ratio (i.e., the excess of the weighted average interest rate we charge our customers over LIBOR) and limitations on the percentage of our commitments that may be made to customers in specified industry sectors. The facility expires on January 2, 2002. The facility, among other things, limits MCG Finance Corporation's ability to:

    . make investments;

    . create contingent obligations and additional borrowings;

    . pay dividends;

    . dispose of assets;

    . merge or consolidate with other entities; and

    . engage in other activities typically restricted by a senior secured credit facility of this nature.

    In addition, after this offering, under the credit facility with Heller Financial, as agent, if funds affiliated with The Goldman Sachs Group, Inc. cease to beneficially own and control at least 15% of our outstanding common stock, the lenders could, absent a waiver or cure, declare a default.

    The variable funding securitization facility between our wholly owned subsidiary, MCG Finance Corporation II, arranged by First Union Securities, Inc., terminates on May 31, 2003 or sooner under certain limited circumstances. This facility, among other things, contains:

    . restrictions on the loans we originate, including type, size, risk rating, collateral and other material terms;

    . limitations based on portfolio concentration criteria;

    . requirements relating to portfolio performance, including required minimum portfolio yield and limitations on payment delinquencies and charge-offs;

    . a minimum net worth requirement; and

    . other restrictions typical for a securitization facility of this nature.

    In addition, after this offering, if any two of Bryan J. Mitchell, the Chairman of our board of directors and our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, cease to be actively involved in our management, the lender under our securitization facility could, absent a waiver or cure, declare a default.

    If we default under the facilities, our lenders under the respective facilities could:

    . terminate such facility;

    . demand immediate repayment from us;

    . force us to liquidate some of our portfolio assets;

    . foreclose on the assets of MCG Finance Corporation or the assets held by the securitization trust, as applicable;

    . charge us a default interest rate; and

    . replace us as the servicer of the loans (in the case of the securitization facility).

    The limitations contained in our credit facilities could hinder our ability to finance additional loans and investments or to make the cash distributions required to maintain MCG Capital's status as a regulated investment company under Subchapter M of the Internal Revenue Code. Future financing arrangements and facilities also may contain similar and additional terms and restrictions.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

    MCG Finance Corporation's $400 million senior secured multi-bank credit facility with Heller Financial, Inc., as agent, is scheduled to expire on January 2, 2002. Our variable funding securitization facility was arranged by First Union Securities, Inc. This facility is scheduled to terminate on May 31, 2003 or sooner (but not earlier than May 31, 2002) if First Union National Bank does not renew the liquidity support that it provides to the commercial paper conduit facility, which is the lender under this facility. See "Description of Securities--Debt Securities--Securitization Facility". We cannot assure you that we will be able to extend the term of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are not able to repay amounts outstanding under these facilities, we could be declared in default. If we are declared in default under our credit facilities or unable to refinance our credit facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

    To maintain our qualification as a business development company and as a regulated investment company, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

If our competitors offer more favorable terms to prospective customers, we may lose investment opportunities and experience reduced market share and future revenues.

    We have competitors who make the type of investments we make in small- and medium-sized privately owned businesses. Our competitors include commercial banks, thrift institutions, commercial finance companies, asset-based lenders, private equity funds, venture capital companies, investment banks and investment funds.

    We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors make commercial loans with interest rates that are comparable to or lower than the rates we offer. We may lose customers if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. Some of our competitors may have greater financial, technical, marketing and other resources than we do. They also may have greater access to capital than we do and at a lower cost than us. In addition, some competitors have the ability to make a wider variety of investments than we do since we are subject to regulatory and contractual restrictions. As a result, we may not be able to attract and retain new customers and sustain the rate of growth that we have experienced to date and our market share and future revenues may decline.

If the assets securing the loans we make decrease in value, we may not have sufficient collateral to cover losses.

    While we believe our customers generally will be able to repay our loans from their cash flow from operations, we typically mitigate our credit risks by taking a security interest against the assets of these customers, including the equity interests of the customers' subsidiaries, and, in some cases, the equity interests of our customers held by their stockholders. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, and in some circumstances, our lien could be subordinated to claims of other creditors. In addition, a deterioration in a customer's financial condition and prospects may be accompanied by a deterioration in the value of the collateral for the loan. Moreover, in the case of subordinated debt, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms or that we will be able to collect on the loan should we be forced to enforce our remedies.

You may not receive distributions.

    We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See "Regulation as a Business Development Company". Also, restrictions and provisions in our credit facilities limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See "Certain U.S. Federal Income Tax Considerations--Taxation as a Regulated Investment Company". We cannot assure you that you will receive any distributions or distributions at a particular level.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

    As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a customer's inability to meet its repayment obligations to us with respect to the loans whose market values or fair values decreased. This could result in realized losses and ultimately in reductions of our income available for distribution in future periods.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

    In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Payment-in-kind interest for the nine months ended September 30, 2001 and the year ended December 31, 2000 was $7.9 million and $5.4 million, respectively.

    We also may be required to include in income certain other amounts that we will not receive in cash. For example, in connection with the restricted common stock grants to our employees for the termination of options, we expect to receive a tax deduction equal to the income recognized by the employees who made certain permitted tax elections, which we anticipate will total approximately $8.1 million. To the extent the restricted stock is forfeited, we will be required to include in income the amounts that we deducted for such forfeited shares.

    Since in certain cases, such as in the examples noted above, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our income to maintain our status as a regulated investment company. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. See "Certain U.S. Federal Income Tax Considerations--Taxation as a Regulated Investment Company".

If we fail to manage our growth, our financial results could be adversely affected.

    We have expanded our operations rapidly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As of September 30, 2001, we had 58 employees. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

    We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees, including credit and industry analysts. We may not succeed in identifying, attracting and retaining these personnel. Further, competitors and other entities may attempt to recruit our employees. If we are unable to hire and retain adequate staffing levels, we may not be able to expand our operations.

    We depend on the contributions of members of our senior management, particularly Bryan J. Mitchell, the Chairman of our board and our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer,
B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, as well as other key personnel. Mr. Mitchell was diagnosed in May 1999 with adenocarcinoma, a form of colon cancer, for which he was treated through surgery and a series of post-operative treatments that ended in December 1999. Mr. Mitchell's illness is in remission and has not significantly impaired his ability to perform his duties. These employees have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of any of them or other senior members of management, we may not be able to expand our business as we expect, and our ability to compete could be harmed causing our operating results to suffer. In addition, if any two of Mr. Mitchell, Mr. Saville, Mr. Tunney or Mr. Merrick cease to be actively involved in our management, the lender under our securitization facility could, absent a waiver or cure, replace us as the servicer of the loans and declare a default. We do not have key man life insurance policies covering any of our employees.

Fluctuations in interest rates could adversely affect our income.

    A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. Approximately 99% of the loans in our portfolio, based on amounts outstanding as of September 30, 2001, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 1% were at fixed rates. From January 1, 2001 to September 30, 2001, three-month LIBOR has declined from 6.40% to 2.60%. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce.

    As a business development company, we will use a greater portion of equity to fund our business than we have in the past. Accordingly, other things being equal, increases in interest rates will result in greater increases in our net interest income and reductions in interest rates will result in greater decreases in our net interest income compared with the effects of interest rate changes on our results under the more highly leveraged capital structure we have maintained in the past.

                        Risks Related to this Offering

Certain stockholders, directors and executive officers will continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control.

    Our principal stockholders, directors and executive officers and entities affiliated with them will own approximately 43% of the outstanding shares of our common stock after this offering. As a result, these stockholders, if acting together, may be able to influence or control matters requiring approval by our stockholders, including the election of directors, the approval of mergers or other business combination transactions and any withdrawal of our election to be regulated as a business development company. These stockholders or their affiliates may acquire additional equity in the future. The concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.

Our common stock price may be volatile and may decrease below net asset value.

    The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

    . price and volume fluctuations in the overall stock market from time to time;

    . significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

    . changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

    . actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

    . general economic conditions and trends;

    . loss of a major funding source; or

    . departures of key personnel.

    In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

    In addition, shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values and our stock may also be discounted in the market. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

    If our stockholders sell substantial amounts of our common stock in the public market following this offering, the market price of our common stock could decrease. Upon completion of this offering we will have 28,286,668 shares of common stock outstanding. Of these shares, 13,375,000 shares sold in this offering and

16,000 shares currently outstanding will be freely tradeable. Substantially all of our existing stockholders will be subject to agreements with the underwriters that restrict their ability to transfer their stock for a period of 180 days from the date of this prospectus, subject to a few exceptions. For a detailed description of these agreements, see "Underwriting". After the lock-up agreements expire, an aggregate of 14,200,837 additional shares will be eligible for sale in the public market. For a detailed discussion of the shares eligible for future sale, see "Shares Eligible for Future Sale".

We cannot assure you that a market will develop for our common stock or what the market price of our common stock will be.

    Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value.

As a new investor, you will incur substantial dilution as a result of this offering and future equity issuances.

    The initial public offering price will be substantially higher than the pro forma net asset value per share of our outstanding common stock. As a result, investors purchasing common stock in this offering will incur immediate dilution of $4.21 a share at the public offering price of $17.00.

                  Forward-Looking Statements and Projections

    This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", and "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in "Risk Factors" and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

                CONVERSION TO BUSINESS DEVELOPMENT COMPANY AND
                      REGULATED INVESTMENT COMPANY STATUS

    Since becoming an independent company in 1998, we have been taxed as an ordinary corporation under Subchapter C of the Internal Revenue Code. Immediately following the completion of this offering, MCG Capital will be an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, effective January 1, 2002, MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

    To convert to business development company and regulated investment company status, we will take significant actions and make a number of changes to our activities and policies. Some of the most important of these actions and changes are outlined below.

               Financial Accounting and Reporting Considerations

    MCG Capital's elections following this offering to be treated as a business development company under the 1940 Act and to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code will require us to change some of the accounting principles used to prepare our consolidated financial statements. After these elections, our consolidated financial statements will be prepared in accordance with Article 6 of Regulation S-X, which will result in the changes discussed below. These elections also will result in changes in the presentation of our financial statements. Additionally, these elections will result in changes in the way we manage our business and our capital structure, including the amount of our borrowings. Accordingly, our historical consolidated balance sheet and statement of operations may not be indicative of our financial condition and results of operations after we make these elections.

    We have included in this prospectus unaudited pro forma consolidated condensed financial statements for the year ended December 31, 2000 and the nine months ended September 30, 2001 to demonstrate the effects directly attributable to these elections and this offering that are expected to have an ongoing impact on our financial statements.

    Listed below are some of the more important financial accounting and reporting considerations resulting from these elections.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

    In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value, or for investments that do not have an ascertainable market value, the fair value determined by our board of directors, with changes in these values reported through our consolidated statement of operations under the caption of "unrealized appreciation (depreciation) on investments". See "Determination of Net Asset Value". Currently, we report only certain warrants and marketable equity securities at market value or fair value. Since January 1, 2001, we have reported changes in the value of warrants and other equity interests that qualify as derivatives in accordance with SFAS No. 133, directly through our consolidated statement of operations. Currently, we do not report changes in the value of our marketable equity securities through our consolidated statement of operations, but rather through other accumulated comprehensive income, which is a component of shareholders' equity in accordance with SFAS No. 115. Currently, we also report all of our loans at cost as adjusted by charge-offs, and maintain an allowance for loan losses for inherent losses in the loan portfolio. Upon conversion, we will eliminate the allowance for loan losses and, consistent with our prospective accounting policies, will record unrealized appreciation and depreciation that will increase or decrease the carrying value of individual assets. Based upon the carrying value of our loans at September 30, 2001, the unrealized depreciation that we expect to record upon conversion would be $19.3 million (without taking into account the $13.8 million allowance as of September 30, 2001). Subsequent to conversion, we will make assessments of impairment and will reduce our value for investments we determine to be impaired. In connection with these assessments, we may determine to convert a portion of some of our outstanding loans into equity investments in the customer.

Our income tax expense should be substantially reduced or eliminated.

    MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, effective January 1, 2002. This election should substantially reduce or eliminate the federal corporate-level income tax we will be required to pay after January 1, 2002. So long as we meet certain minimum distribution requirements, we generally should be required to pay income taxes only on the portion of our taxable income we do not distribute (actually or constructively) and certain built-in gains. See "Certain U.S. Federal Income Tax Considerations--Conversion to Regulated Investment Company Status". From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering). In addition, we are taking actions to restructure MCG Finance Corporation and MCG Finance Corporation II so that each such subsidiary will no longer be subject to corporate-level income taxes. These restructurings require the consent of our lenders. We expect to complete these restructurings prior to our election to be taxed as a regulated investment company.

Limitations on borrowings should cause our borrowings to decrease.

    As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Prior to this offering, we have used a higher degree of leverage than will be permitted once we are a business development company. The reduction in our borrowings upon conversion will reduce our interest expense and, in the absence of any other changes in our capital structure or our results of operations, would increase our total net income. However, we will need to replace the borrowed funds with additional equity capital, or to reduce the size of our investment portfolio.

      Declaration and Payment of Dividends Representing Retained Earnings

    To qualify as a regulated investment company for federal income tax purposes, we cannot have any "earnings and profits" (as determined for federal income tax purposes) from our operations prior to the effectiveness of MCG Capital's election to be taxed as a regulated investment company. We intend to meet this requirement by paying to our stockholders, in the first quarter of 2002, a cash dividend representing all of our accumulated earnings and profits. As of September 30, 2001, our accumulated earnings and profits since inception were approximately $16 million to $20 million, after adjusting for estimated tax deductions we will recognize from the issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. The actual amount of the dividend will be based on a number of factors, including our results of operations through December 31, 2001 and could be substantial. Although a portion of the dividend will be paid using proceeds of the offering, the dividend of our accumulated earnings and profits will be taxable to stockholders as ordinary income.

                           Change in Dividend Policy

    As a corporation taxed under Subchapter C of the Internal Revenue Code, we have not made distributions to our stockholders, but have instead retained all of our income, including capital gains. As a regulated investment company, we intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. No tax credit (or tax refund) will be available for taxes we pay on any net built-in gains recognized upon the disposition of any built-in gain assets within 10 years of the conversion to a regulated investment company, regardless of the amount of the net built-in gains we distribute. See "Certain U.S. Federal Income Tax Considerations".

                         Changes in Capital Structure

Classes of Common Stock

    Under the 1940 Act, business development companies are limited in their ability to have multiple classes of stock. Accordingly, all outstanding shares of our Class A common stock, Class B common stock, Class D common stock and Class E common stock will be converted into shares of our common stock prior to the completion of this offering.

Termination of Stock Option Plan

    Under the 1940 Act, business development companies may maintain either a qualifying stock option plan or a qualifying profit-sharing plan, but not both. Consequently, in preparation for our election to be regulated as a business development company, we will terminate our stock option plan prior to this offering. In connection with the termination of the plan, we will issue 1,539,851 shares of our common stock, which will be restricted, to our employees and directors prior to the completion of this offering. These employees and directors will have all of the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. The total number of shares to be issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions approved by our board of directors.

    With respect to 303,660 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-eleventh of such shares initially granted to an employee at the end of each of the eleven consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by us on the applicable date. With respect to 36,191 of the total shares of restricted common stock (together with the 303,660 shares, the "Tier I restricted common stock"), no forfeiture restrictions will apply once this offering is complete.

    With respect to 468,750 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-fifteenth of such shares initially granted to an employee at the end of each of the fifteen consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by us on the applicable date. With respect to 31,250 of the total shares of restricted common stock (together with the 468,750 shares, the "Tier II restricted common stock"), no forfeiture restrictions will apply once this offering is complete.

    674,030 of the total shares of restricted common stock will be subject to two independent forfeiture conditions, one relating to employment status and the other relating to total return to stockholders. 25,970 shares of restricted common stock (together with the 674,030 shares, the "Tier III restricted common stock") will not be subject to the forfeiture condition related to total return-based criteria, but will be subject to the forfeiture condition related to employment status. Our compensation committee also is required to act for a forfeiture to occur if the total return-based criteria are not met.

    Pursuant to the first forfeiture condition, all shares granted to an employee generally will be forfeited unless the employee is still employed by us on September 30, 2005. Pursuant to the second forfeiture condition, the forfeiture provisions will lapse as to 25% of the total amount of shares of Tier III restricted common stock granted to an employee if at the end of the relevant period the following two criteria are met:

    . a total return of 20% for the period beginning on the date of the completion of this offering and ending on December 31, 2002 and of 15% for each of the three 12-month periods beginning October 1, 2002; and

    . at the end of each of the second, third and fourth periods described above, an average of the total returns since the date of the completion of this offering of at least 10%.

If both of the foregoing return-based criteria are not met in a particular period, the shares will not be subject to forfeiture for that reason if the average of the total returns for such period and all prior periods is at least 20%, although the employment status forfeiture condition would still apply. Moreover, if at the end of any of the four periods described above the average of the total returns since the date of the completion of this offering through the end of such period is at least 10% and also results in the average of the total returns for each of the prior periods being at least 10%, the forfeiture provisions will lapse as to the total amount of shares for all prior periods for which the first return-based criterion described above is satisfied but the second return-based criterion described above is not satisfied. Once the criteria are met for a particular period, the Tier III restricted common stock allocable to that period is no longer subject to forfeiture unless the employee is not still employed by us on September 30, 2005 or unless a change in control takes place.

    "Total return" is calculated assuming an investor purchases one share on the first day of each period, receives dividends in cash throughout the period (assuming no re-investment for purposes of this calculation), and sells that share on the last day of the period at a price that is the average of the closing sales price of the common stock on the last ten (10) trading days of the applicable period (including the last trading day of the applicable period). The "total return" for the Tier III restricted common stock held by Messrs. Mitchell, Saville and Tunney will be calculated with an assumed starting point for each period equal to the higher of $22 or the average of the closing sales price of the common stock on the last ten (10) trading days of the prior period. In addition, if the total return-based criteria are not met, the Tier III restricted common stock will not be forfeited unless our compensation committee determines that all or some portion of the stock will be forfeited based on factors it deems relevant at that time.

    The restricted common stock also will be subject to various provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment, death or disability. In addition, upon a change of control of MCG Capital, all forfeiture restrictions will lapse with respect to Tier I and Tier II restricted common stock, and except for Messrs. Mitchell, Saville and Tunney, all forfeiture restrictions will lapse with respect to Tier III restricted common stock held by employees. Upon a change in control of MCG Capital, the forfeiture restrictions applicable to Tier III shares of restricted common stock held by Messrs. Mitchell, Saville and Tunney will lapse with respect to (A) the Tier III shares of restricted common stock for which the above described performance based criteria were satisfied prior to the date of the change in control transaction, and (B) the greater of (i) one-third of the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction so long as the consideration paid (in whatever form) to MCG Capital shareholders in the change of control transaction is at least $22 per share of common stock or (ii) the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction but for which the above described performance based criteria would be deemed to be satisfied after taking into account the consideration paid to the MCG Capital shareholders in the change in control transaction; provided, however, if the change in control occurs due to changes to the majority of the incumbent board as defined in the restricted stock agreements, the forfeiture restrictions applicable to one-third of the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction will lapse so long as none of the individuals who were members of the incumbent board and are affiliated with GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC vote for the new board of directors or, in the event any such individual vote for the new board of directors, the forfeiture restrictions applicable to all of such Tier III shares of restricted common stock will lapse.

    We will make cash payments to our employees for the taxes imposed on them associated with the issuance of restricted common stock to them in connection with the termination of their options under our stock option plan and the taxes imposed on them as a result of our making these cash payments. The aggregate amount of these cash payments will be approximately $7.5 million. The cash payments assume a combined federal and state tax rate of 48% for each employee. In some cases, this may exceed an employee's actual tax rate.

    Additionally, in connection with the termination of the stock option plan and prior to the completion of this offering, some of our employees and directors will purchase a portion of the 1,539,851 shares of the restricted common stock at a per share price equal to the price of the shares in this public offering. We expect those employees will issue to us partially nonrecourse notes with an aggregate face value of approximately $5.8 million to purchase these shares. The notes will be nonrecourse as to the principal amount but will be recourse as to the interest. Accordingly, the employees will only be personally liable for interest payments. The notes will have a four and a half-year term and will be secured by all of the restricted common stock held by such employee and for some employees, for a specified time period, additional shares of common stock the employee owns. The notes will be issued on the same date that the restricted common stock is issued. Each note will bear a fixed rate of interest equal to the applicable federal rate as defined in the Internal Revenue Code on the date the note is issued, with interest payable annually during the term of the note and all principal due four and a half-years after the note issuance date, subject to acceleration events.

    For Tier I, Tier II and Tier III (for which no return-based criteria apply) restricted common stock, compensation expense, equal to the value of the shares at the grant date, will be recorded for accounting purposes over the term of the forfeiture provisions. In addition, dividends on these shares will be recorded for accounting purposes as compensation expense if the shares serve as collateral for the notes described above.

    Compensation expense will not be recorded on the Tier III restricted common stock (with return-based criteria) until it becomes probable that the return-based criteria will be met or the forfeiture provisions will not be invoked. Compensation expense will be recorded for accounting purposes based on the fair market value of our common stock at the time it becomes probable that the return-based criteria will be met or the forfeiture provisions will not be invoked. Depending on the fair market value of our common stock at that time, the impact of this compensation expense could be material. In addition, dividends on shares of Tier III restricted common stock will be recorded for accounting purposes as compensation expense until such time it becomes probable that the return-based criteria will be met or the forfeiture provisions will not be invoked and the shares are no longer collateral for the notes described above.

    In addition, there are other outstanding loans to management which are collateralized by other shares of common stock held by management. Dividends on these shares will also be recorded for accounting purposes as compensation expense until such time as the loans are repaid or the shares are released as collateral.

Termination of Warrants

    Under the 1940 Act, as a business development company we are not permitted to have any options or warrants outstanding with exercise prices below fair market value at the time we elect to be regulated as a business development company under the 1940 Act. Prior to the completion of this offering, we will issue 68,930 shares of our common stock for the termination of all warrants held by Wachovia Corporation without regard to exercise price. These warrants consist of warrants to purchase 226,000 shares of our common stock at an exercise price of $20.00 per share, 186,000 shares at $30.00 per share and 104,000 shares at $40.00 per share. The total number of shares to be issued for the termination of the warrants was based on the Black-Scholes option-pricing model and assumptions negotiated with Wachovia Corporation and approved by our board of directors.

                       Adoption of 1940 Act Requirements

    For regulatory purposes, we will be registered under the 1940 Act as a closed-end investment company for the period from the time our registration statement for this offering of common stock becomes effective until the completion of this offering. Immediately following the completion of this offering, we will elect to be regulated as a business development company. We do not believe our status as a registered closed-end investment company during the period prior to our election to be regulated as a business development company will have an on-going effect on our operations as a business development company.

    As a business development company, we will be required to have a majority of directors who are not "interested" persons of MCG Capital under the 1940 Act. Prior to the completion of this offering, our board will be reconstituted so that it will have such a majority. In addition, prior to our election to be treated as a business development company, the newly constituted board will take action to comply with the 1940 Act, including the adoption of a code of ethics, fidelity bond and custody arrangements.

     REPORT OF INDEPENDENT ACCOUNTANTS ON PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (UNAUDITED)

Board of Directors
MCG Capital Corporation

    We have reviewed the pro forma adjustments reflecting (i) MCG Capital Corporation's (the "Company") election to be regulated as a business development company under the Investment Company Act of 1940 and as a regulated investment company under the Internal Revenue Code, (ii) the termination of stock options and the grant of restricted stock to employees and directors in connection with the Company's offerings of common stock and (iii) the Company's public and concurrent private offerings of common stock (the "Transactions"), all as described in the Company's Registration Statement No. 333-64596 on Form N-2 (the "Registration Statement") and the application of those adjustments to the historical amounts in the accompanying pro forma condensed consolidated balance sheet of the Company as of September 30, 2001 and the pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2001 and for the year ended December 31, 2000, included in the Registration Statement. The historical condensed consolidated balance sheet as of September 30, 2001 and the historical condensed consolidated statement of operations for the nine month period ended September 30, 2001 are derived from the historical unaudited consolidated financial statements of the Company, which were reviewed by us. The historical condensed consolidated statement of operations for the year ended December 31, 2000 is derived from the historical audited consolidated financial statements of the Company, which were audited by us. Such pro forma adjustments are based on management's assumptions described in the Notes to the Pro Forma Condensed Consolidated Statements of Operations and Balance Sheet. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

    A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments, and the application of those adjustments to historical consolidated financial information. Accordingly, we do not express such an opinion.

    The objective of this pro forma consolidated financial information is to show what the significant effects on the historical consolidated financial information might have been had the Transactions occurred at an earlier date. However, the pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned elections made by the Company actually occurred earlier.

    Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the Transactions, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect proper application of those adjustments to the historical consolidated financial statement amounts in the pro forma condensed consolidated balance sheet as of September 30, 2001 and the pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2001 and for the year ended December 31, 2000.
                                                /s/ Ernst & Young LLP/s/
Richmond, Virginia
November 28, 2001

       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

    The following tables present (i) our historical condensed consolidated statements of operations for the nine months ended September 30, 2001 and the historical condensed consolidated statement of operations for the year ended December 31, 2000, and the historical condensed consolidated balance sheet as of September 30, 2001, (ii) our pro forma condensed consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 giving effect to the pro forma adjustments described below, and (iii) our pro forma condensed consolidated balance sheet as of September 30, 2001 giving effect to the pro forma adjustments described below. The pro forma condensed statements of operations were prepared assuming that the pro forma adjustments had occurred on January 1, 2000. The pro forma condensed balance sheet was prepared assuming that the pro forma adjustments had occurred September 30, 2001.

    These pro forma condensed consolidated financial statements reflect and assume the following:

    . our qualification as a business development company and changes in accounting principles as a result of our election to be treated as a business development company immediately following the completion of this offering, which requires all of our investments to be carried at market value, or for investments with no ascertainable market value, fair value as determined by our board of directors;

    . our qualification and election to be treated as a regulated investment company, including the income tax consequences of our election, following the completion of this offering;

    . the impact of a reduction of our borrowings, since, as a business development company, we will be required to meet an asset coverage ratio of at least 200% of our borrowings;

    . impact of the termination of our stock option plan and issuance, prior to the completion of this offering, of restricted stock to our employees and directors in connection with the termination of all outstanding options as described earlier under "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure--Termination of Stock Option Plan";

    . impact of the issuance prior to the completion of the offering of 68,930 shares of common stock to Wachovia Corporation for the termination of all outstanding warrants to purchase 516,000 shares of our common stock; and

    . the receipt of cash proceeds from the sale of common stock in connection with this offering and the concurrent private offering and application of the net proceeds.

    The pro forma condensed consolidated financial statements reflect the consolidation of our wholly owned special purpose financing subsidiaries, MCG Finance Corporation and MCG Finance Corporation II and such subsidiaries will continue to be consolidated with MCG Capital for financial reporting purposes after this offering.

    In addition, we are taking actions to restructure MCG Finance Corporation and MCG Finance Corporation II so that each will no longer be subject to corporate-level tax, which actions we expect to complete prior to our election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, the pro forma condensed consolidated financial statements reflect the removal of this income tax expense.

    The pro forma condensed consolidated financial statements presented below do not purport to represent what the results of operations or financial results would actually have been if the pro forma adjustments had occurred on the dates referred to above or to be indicative of our future results of operations or financial position. The pro forma adjustments are based upon available information and certain assumptions that we believe are factually supportable and reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations", our historical financial statements and the related notes thereto appearing elsewhere in this prospectus.

     Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

                     (in thousands, except per share data)

                                                                    Nine months ended September 30, 2001
                                                    -------------------------------------------------------------------
                                                                            Pro Forma
                                                                              after
                                                               Conversion- Conversion- Termination  Offering-
                                                                 Related     Related    of Stock     Related     Pro
                                                    Historical Adjustments Adjustments   Options   Adjustments  Forma
                                                    ---------- ----------- ----------- ----------- ----------- --------
Commercial loan interest and fee income............  $52,652                $ 52,652                           $ 52,652
Interest expense...................................   20,991                  20,991                 $(6,570)H   14,421
                                                     -------    --------    --------     -------     -------   --------
Net interest income................................   31,661                  31,661                   6,570     38,231
Provision for loan losses..........................   10,155    $(10,155)A        --                                 --
                                                     -------    --------    --------     -------     -------   --------
Net interest income after provision for loan losses   21,506      10,155      31,661                   6,570     38,231
Other income.......................................    1,674                   1,674     $   198 D                1,872

Operating expenses:
Employee compensation:
  Salaries and benefits............................    7,156                   7,156                              7,156
  Restricted stock awards..........................                                        5,448 E                5,448
Other operating expenses...........................    3,855                   3,855                              3,855
                                                     -------    --------    --------     -------     -------   --------
Total operating expenses...........................   11,011                  11,011       5,448                 16,459
                                                     -------    --------    --------     -------     -------   --------
Operating income before realized and unrealized
 gains and losses..................................   12,169      10,155      22,324      (5,250)      6,570     23,644
Realized gains (losses) on investments.............   (1,715)       (750)A    (2,465)                            (2,465)
Unrealized appreciation (depreciation) on
 investments.......................................   (1,621)     (5,674)A   (25,677)                           (25,677)
                                                                 (18,382)B
                                                     -------    --------    --------     -------     -------   --------
Income (loss) before income taxes and cumulative
 effect of accounting change.......................    8,833     (14,651)     (5,818)     (5,250)      6,570     (4,498)
Income tax expense.................................    3,539      (3,539)C        --                                 --
                                                     -------    --------    --------     -------     -------   --------
Income before cumulative effect of accounting
 change (historical)/Net increase (decrease) in
 stockholders' equity (pro forma)..................  $ 5,294    $(11,112)   $ (5,818)    $(5,250)    $ 6,570   $ (4,498)
                                                     =======    ========    ========     =======     =======   ========
Earnings (loss) per common share:
Operating income before realized and unrealized
 gains and losses
Basic..............................................  $  0.96                $   1.76                           $   1.08
Diluted............................................     0.96                    1.76                               1.08
Income (loss) before cumulative effect of
 accounting change (historical)/Net increase
 (decrease) in stockholders' equity (pro forma)
Basic..............................................  $  0.42                $  (0.46)                          $  (0.21)
Diluted............................................     0.42                   (0.46)                             (0.21)

Dividends per share................................                                                            $   1.31 J

Weighted average common shares and common
 share equivalents
Basic..............................................   12,672                  12,672         443 G     8,687 I   21,802
Diluted............................................   12,691                  12,691         424 G     8,687 I   21,802

     Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

                     (in thousands, except per share data)

                                                                        Year ended December 31, 2000
                                                    -------------------------------------------------------------------
                                                                            Pro Forma
                                                                              after
                                                               Conversion- Conversion- Termination   Offering-
                                                                 Related     Related    of Stock      Related     Pro
                                                    Historical Adjustments Adjustments   Options    Adjustments  Forma
                                                    ---------- ----------- ----------- -----------  ----------- -------
Commercial loan interest and fee income............  $62,621                 $62,621                            $62,621
Interest expense...................................   26,648                  26,648                  $(8,159)H  18,489
                                                     -------     -------     -------     -------      -------   -------
Net interest income................................   35,973                  35,973                    8,159    44,132
Provision for loan losses..........................    5,421     $(5,421)A        --                                 --
                                                     -------     -------     -------     -------      -------   -------
Net interest income after provision for loan losses   30,552       5,421      35,973                    8,159    44,132
Other income.......................................    1,129                   1,129     $   265 D                1,394

Operating expenses:
Employee compensation:
 Salaries and benefits.............................    6,996                   6,996                              6,996
 Restricted stock awards...........................                                        8,850 E                8,850
                                                                                           1,706 F
                                                                                          (1,706)F
Other operating expenses...........................    3,043                   3,043                              3,043
                                                     -------     -------     -------     -------      -------   -------
Total operating expenses...........................   10,039                  10,039       8,850                 18,889
                                                     -------     -------     -------     -------      -------   -------
Operating income before realized and unrealized
 gains and losses..................................   21,642       5,421      27,063      (8,585)       8,159    26,637
Realized gains (losses) on investments.............    2,099                   2,099                              2,099
Unrealized appreciation (depreciation) on
 investments.......................................       --      (7,988)B    (7,988)                            (7,988)
                                                     -------     -------     -------     -------      -------   -------
Income before income taxes.........................   23,741      (2,567)     21,174      (8,585)       8,159    20,748
Income tax expense.................................    9,670      (9,670)C        --                                 --
                                                     -------     -------     -------     -------      -------   -------
Net income (historical)/Net increase in
 stockholders' equity (pro forma)..................  $14,071     $ 7,103     $21,174     $(8,585)     $ 8,159   $20,748
                                                     =======     =======     =======     =======      =======   =======
Earnings per common share:
Operating income before realized and unrealized
 gains and losses
Basic..............................................  $  2.07                 $  2.59                            $  1.57
Diluted............................................     2.07                    2.59                               1.57
Net income (historical)/Net increase in
 stockholders' equity (pro forma)
Basic..............................................  $  1.35                 $  2.03                            $  1.23
Diluted............................................     1.35                    2.03                               1.23

Dividends per share................................                                                             $  1.97 J

 Weighted average common shares and
 common share equivalents
Basic..............................................   10,435                  10,435          252 G     6,226 I  16,913
Diluted............................................   10,453                  10,453          234 G     6,226 I  16,913

Notes to Pro Forma Condensed Consolidated Statements of Operations (Unaudited)

                     (in thousands, except per share data)

Conversion-Related Adjustments

A Represents elimination of provision for loan losses. For the nine months ended September 30, 2001, we charged off $6,424 of loans of which $5,674 is reflected as unrealized depreciation and $750 of which is reflected as a realized loss in the pro forma condensed consolidated statement of operations (unaudited).

B Represents recording of unrealized appreciation or depreciation as a result of carrying all investments at fair value or market value, as applicable.

                                                             September 30, December 31,
                                                                 2001          2000
                                                             ------------- ------------
Unrealized (depreciation) appreciation on investments at
  beginning of period.......................................   $   (150)     $10,306
Less: Unrealized (depreciation) appreciation at beginning of
  period of investments realized during the period..........       (874)       2,468
Unrealized (depreciation) on investments during the period..    (20,003)      (7,988)
                                                               --------      -------
Unrealized (depreciation) on investments at end of period...   $(19,279)     $  (150)
                                                               ========      =======

Unrealized (depreciation) on investments during the period..   $(20,003)     $(7,988)
Less: Unrealized (depreciation) recorded in the historical
  statement of operations during the period.................     (1,621)          --
                                                               --------      -------
Conversion-related adjustment for the period................   $(18,382)     $(7,988)
                                                               ========      =======

   For the year ended December 31, 1999, the unrealized appreciation on investments was $13,297.

C Represents elimination of our income tax expense because we will elect effective January 1, 2002 to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code and we will be subject to taxes only on our undistributed income, so long as we meet certain minimum distribution requirements. We intend to distribute all of our income, except for certain net capital gains. We intend to make deemed (rather than actual) distributions of our retained net capital gains, and we will therefore have to pay income tax on those capital gains. Because our stockholders will be eligible to claim a tax credit equal to the income taxes we pay on these gains, this expense is not reflected in the Pro Forma Condensed Consolidated Statements of Operations (Unaudited), but rather would be recorded as a reduction of retained earnings.

Termination of Stock Options

D Represents interest income on an estimated $5.8 million of loans to employees in connection with purchases of restricted common stock at the rate of 4.59%, which represents the approximate Applicable Federal Rate (a rate approximating market rates).

Notes to Pro Forma Condensed Consolidated Statements of Operations
                           (Unaudited)--(Continued)

                     (in thousands, except per share data)


E Represents recording of compensation expense associated with 1,968 shares of common stock held by employees.(1)

                                                                       September 30, December 31,
                                                                           2001          2000
                                                                       ------------- ------------
Expense associated with Tier I and Tier II restricted common stock
  issued to employees with no forfeiture restrictions.................    $   --        $1,146
Amortization of Tier I restricted common stock issued to employees--3
  year time based forfeiture..........................................     1,292         1,723
Amortization of Tier II restricted common stock issued to
  employees--4 year time based forfeiture.............................     1,495         1,993
Amortization of Tier III restricted common stock issued to employees--
  4 year time based forfeiture only...................................        83           111
Amortization of Tier III restricted common stock issued to
  employees--4 year time and specified criteria based forfeiture(2)...        --            --
Dividends on restricted common stock and common stock
  collateralizing employee loans(3)...................................     2,578         3,877
                                                                          ------        ------
Total compensation expense............................................    $5,448        $8,850
                                                                          ======        ======

Tier I restricted common stock issued to employees--3 year time based
  forfeiture..........................................................       304           304
Price per share.......................................................    $17.00        $17.00
                                                                          ------        ------
Value of Tier I restricted common stock issued to employees...........     5,168         5,168
Forfeiture percentage (3 year forfeiture).............................     25.00%        33.33%
                                                                          ------        ------
Amortization expense..................................................    $1,292        $1,723

                                                                          ======        ======

Tier II restricted common stock issued to employees--4 year time based
  forfeiture..........................................................       469           469
Price per share.......................................................    $17.00        $17.00
                                                                          ------        ------
Value of Tier II restricted common stock issued to employees..........     7,973         7,973
Forfeiture percentage (4 year forfeiture).............................     18.75%        25.00%
                                                                          ------        ------
Amortization expense..................................................    $1,495        $1,993
                                                                          ======        ======
Tier III restricted common stock issued to employees--4 year time
  based forfeiture only...............................................        26            26
Price per share.......................................................    $17.00        $17.00
                                                                          ------        ------
Value of Tier III restricted common stock issued to employees.........       442           442
Forfeiture percentage (4 year time based forfeiture only).............     18.75%        25.00%
                                                                          ------        ------
Amortization expense..................................................    $   83        $  111
                                                                          ======        ======

    ----
     (1)The 1,968 shares consist of 340 Tier I restricted common shares, 500 Tier II restricted common shares, 700 Tier III restricted common shares, and 428 common shares collateralizing non-recourse employee loans. 67 shares of Tier I and Tier II restricted common stock are not subject to forfeiture restrictions.

     (2)We have assumed that it is not probable that the specified criteria with respect to the Tier III restricted common stock, will be met during the applicable period. Therefore, no compensation expense has been reflected for the Tier III restricted common stock for shares subject to specified criteria-based forfeiture.

     (3)Dividends on 1,968 shares based upon distribution of 100% of pro forma dividends per share for the year ended December 31, 2000 and nine months ended September 30, 2001. See Note J.

Notes to Pro Forma Condensed Consolidated Statements of Operations
                           (Unaudited)--(Continued)

                     (in thousands, except per share data)

F Represents estimated cash payments to employees for taxes (at an assumed tax rate of 48%, which in some cases may exceed an employee's actual tax rate) imposed on them associated with the issuance of restricted common stock discussed in Note E above and elimination of this amount as it will not have ongoing impact to the Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

G Represents additional common stock outstanding from issuance of restricted common stock and termination of stock options.

                                                                                     September 30, December 31,
                                                                                         2001          2000
                                                                                     ------------- ------------
Average restricted common stock issued to employees and not subject to forfeiture(1)      374          183
Common stock issued to Wachovia.....................................................       69           69
                                                                                          ---          ---
Total additional common shares--basic...............................................      443          252
Impact of elimination of dilutive stock options.....................................      (19)         (18)
                                                                                          ---          ---
Total additional common shares--diluted.............................................      424          234
                                                                                          ===          ===

    ----
     (1)We have assumed that it is not probable that the specific criteria with respect to the Tier III restricted common stock will be met during the applicable period. Therefore, Tier III restricted common stock which is subject to specified criteria-based forfeiture is disregarded for purposes of calculating weighted average common shares and common share equivalents.

Offering-Related Adjustments

H Represents reduction of interest expense associated with decrease in borrowings reflecting an anticipated asset coverage ratio of 225%. As a business development company, we will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. A portion of the proceeds will be used to pay down the borrowing facility between MCG Finance Corporation and Heller Financial, Inc., as agent.

                                                                                                September 30, December 31,
                                                                                                    2001          2000
                                                                                                ------------- ------------
Reduction of average borrowings................................................................   $134,558      $96,447
Average historical interest rate on borrowings from Heller Financial, Inc., as agent during the
 period........................................................................................       6.51%        8.46%
                                                                                                  --------      -------
Interest expense reduction for the period......................................................   $  6,570      $ 8,159
                                                                                                  ========      =======

   The amount of debt we employ will vary. The following table provides a sensitivity analysis to our pro forma net interest income, operating income before realized and unrealized gains and losses, income (loss) before cumulative effect of accounting change (historical)/net increase (decrease) in stockholders' equity (pro forma) and per share information for differing asset coverage ratios (total pro forma assets divided by total pro forma borrowings).



                                                                                   250%             225%             200%
                  Nine months ended September 30 and year                    ---------------- ---------------- ----------------
                      ended December 31, respectively                         2001     2000    2001     2000    2001     2000
                  ---------------------------------------                    -------  ------- -------  ------- -------  -------
Net interest income......................................................... $39,543  $45,818 $38,231  $44,132 $36,588  $42,022
Operating income before realized and unrealized gains and losses............ $24,956  $28,323 $23,644  $26,637 $22,001  $24,527
Income (loss) before cumulative effect of accounting change (historical)/Net increase (decrease) in stockholders' equity (pro forma).................... $(3,186) $22,434 $(4,498) $20,748 $(6,141) $18,638

Earnings (loss) per common share:
Operating income before realized and unrealized gains and losses............ $  1.06  $  1.56 $  1.08  $  1.57 $  1.12  $  1.60
Income (loss) before cumulative effect of accounting change (historical)/Net increase (decrease) in stockholders' equity (pro forma).................... $ (0.14) $  1.23 $ (0.21) $  1.23 $ (0.31) $  1.22

Notes to Pro Forma Condensed Consolidated Statements of Operations
                           (Unaudited)--(Continued)

                     (in thousands, except per share data)

I Represents additional common stock outstanding as a result of the offering and the corresponding reduction in borrowings associated with our election to be regulated as a business development company.

                                           September 30, December 31,
                                               2001          2000
                                           ------------- ------------
           Reduction of average borrowings   $134,558      $96,447
           Net proceeds per common share..      15.49        15.49
                                             --------      -------
           Additional common shares.......      8,687        6,226
                                             ========      =======

J We intend to pay dividends equal to our income other than certain net capital gains. For purposes of this calculation, we have assumed tax elections were made by our employees with respect to all Tier I and II restricted common stock grants which allows us to deduct compensation cost in the period prior to our election to qualify as a regulated investment company. We will not receive a tax deduction for these costs as a regulated investment company. Accordingly, restricted stock award expense is added to pro forma income before realized and unrealized gains and losses for purposes of calculating pro forma taxable income.

                                                                                                      September 30, December 31,
                                                                                                          2001          2000
-                                                                                                     ------------- ------------
   Pro forma operating income before realized and unrealized gains and losses and restricted stock
     award expense...................................................................................    $29,092      $35,487
   Other book/tax differences........................................................................        996          584
                                                                                                         -------      -------
   Pro forma taxable income before capital gains and losses..........................................    $30,088      $36,071
                                                                                                         =======      =======
   Pro forma taxable income before capital gains and losses..........................................    $30,088      $36,071
   Number of common shares outstanding(1)............................................................     22,974       18,276
                                                                                                         -------      -------
   Pro forma dividends per share.....................................................................    $  1.31      $  1.97
                                                                                                         =======      =======

   -----
    (1)The number of common shares outstanding consists of the historical weighted average common shares outstanding, restricted common shares issued to employees for the termination of stock options, common shares issued to Wachovia Corporation for the termination of warrants to purchase our common stock, common shares issued to outside directors, and common shares issued as a result of this offering as described in
       Note I.

          Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                     (in thousands, except per share data)

                                                                    September 30, 2001
                                           --------------------------------------------------------------------
                                                                   Pro Forma
                                                                     after    Termination
                                                      Conversion- Conversion-  of Stock    Offering-
                                                        Related     Related   Options and   Related      Pro
                                           Historical Adjustments Adjustments  Warrants   Adjustments   Forma
                                           ---------- ----------- ----------- ----------- -----------  --------
Assets
Cash......................................  $ 26,191               $ 26,191    $ (7,471)F  $  26,910 I $ 45,630
Commercial loans, net of unearned income..   580,148   $(19,371)A   560,777                             560,777
   Less: Allowance for loan losses........   (13,815)    13,815 B        --                                  --
                                            --------   --------    --------    --------    ---------   --------
Net loans.................................   566,333     (5,556)    560,777                             560,777
Investment in equity securities...........    27,105       (768)A    26,337                              26,337
Premises and equipment, net...............       552                    552                                 552
Interest receivable.......................     6,295                  6,295                               6,295
Debt issuance cost, net...................     1,723                  1,723                               1,723
Deferred income taxes.....................     5,755     (6,700)C      (945)                               (945)
Goodwill, net.............................     3,932                  3,932                               3,932
Other assets..............................     7,623                  7,623                               7,623
                                            --------   --------    --------    --------    ---------   --------
Total assets..............................  $645,509   $(13,024)   $632,485    $ (7,471)   $  26,910   $651,924
                                            ========   ========    ========    ========    =========   ========
Liabilities
Borrowings................................  $466,732               $466,732                $(190,000)I $276,732
Interest payable..........................     1,551                  1,551                               1,551
Other liabilities.........................    11,948                 11,948                              11,948
                                            --------   --------    --------    --------    ---------   --------
Total liabilities.........................   480,231                480,231                 (190,000)   290,231

Stockholders' equity
Preferred stock...........................        --                     --                                  --
Common Stock:
   Class A................................        68   $    (68)D        --                                  --
   Class B................................         5         (5)D        --                                  --
   Class C................................        --        127 D       127    $    15  G        140 I      283
                                                                                      1 H
   Class D................................         7         (7)D        --                                  --
   Class E................................        47        (47)D        --                                  --
Paid-in capital...........................   138,624                138,624     26,165  G    216,770 I  381,660
                                                                                     (1)H       102  J
Stockholder loans.........................      (747)                  (747)     (5,765)F                (6,512)
Deferred compensation.....................        --                     --     (25,041)G               (25,041)
Retained earnings.........................    27,584     13,815 B    33,529      (1,706)F       (102)J   30,582
                                                         (6,491)C                (1,139)G
                                                         (1,379)E
Other cumulative comprehensive income
 (historical)/Unrealized (depreciation)
 appreciation on investments (pro forma)..      (310)   (20,139)A   (19,279)                            (19,279)
                                                           (209)C
                                                          1,379 E
                                            --------   --------    --------    --------    ---------   --------
Total stockholders' equity................   165,278    (13,024)    152,254      (7,471)     216,910    361,693
                                            --------   --------    --------    --------    ---------   --------
Total liabilities and stockholders' equity  $645,509   $(13,024)   $632,485    $ (7,471)   $  26,910   $651,924
                                            ========   ========    ========    ========    =========   ========

      Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                     (in thousands, except per share data)

Conversion-Related Adjustments

A Represents adjustment of our loans and other investments to fair value or market value, as applicable. As a business development company, we will be required to carry our investments at fair value or market value, as applicable. See footnote B to Notes to Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

B  Represents elimination of allowance for loan losses.

C Represents elimination of $6,700 in deferred income taxes, resulting in a deferred income tax liability of $945 ($2,700 times 35% tax rate) related to built in gains upon election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

D Represents conversion of Classes A, B, D and E common stock into common stock without preference on a one-for-one basis.

E Represents adjustment to reclassify unrealized appreciation of investments previously recognized through the statements of operations to unrealized (depreciation) appreciation on investments. Prior to our election to be treated as a business development company, certain of our investments were required to be recorded at market value or at fair value, as applicable, with any adjustments recorded through the statements of operations. As a business development company, fair value or market value adjustments, as applicable, would be recorded through unrealized (depreciation) appreciation on investments until realized.

Termination of Stock Options and Warrants

F Represents estimated cash payments to employees for taxes (at an assumed tax rate of 48%, which in some cases may exceed an employee's actual tax rate) imposed on them associated with the issuance of restricted common stock to them as discussed in note G below.

                Cash grant not subject to employee loans $1,706
                Cash grant subject to employee loans....  5,765
                                                         ------
                                                         $7,471
                                                         ======

G Represents the issuance of restricted common stock to employees for the termination of 1,894 options to purchase common stock.

                                             Subject to Forfeiture Non-Forfeitable  Total
-                                            --------------------- --------------- -------
Restricted common stock issued to employees:
   Tier I...................................           304                36           340
   Tier II..................................          469                 31           500
   Tier III.................................          700                 --           700
                                                   --------            ------      -------
Total restricted common stock issued........         1,473                67         1,540
Price per share.............................      $  17.00            $17.00       $ 17.00
                                                   --------            ------      -------
Value of restricted common stock issued.....        25,041             1,139        26,180
Less: $.01 par value per share..............           (14)               (1)          (15)
                                                   --------            ------      -------
Paid-in capital.............................       $25,027            $1,138       $26,165
                                                   ========            ======      =======

                     (in thousands, except per share data)

H Represents issuance of common stock to Wachovia Corporation for termination of warrants to purchase our common stock. The warrants were granted as part of the consideration given to Wachovia Corporation in connection with the purchase of assets on June 24, 1998.

Issuance of common stock....................    69
Par value per share......................... $0.01
                                             -----
Par value of common stock issued to Wachovia $   1
                                             =====

Offering-Related Adjustments

I Represents estimated net proceeds from common stock offering and application of proceeds:

 Public Offering
Common shares..................................................................   13,375
Offering price................................................................. $  17.00
                                                                                --------
Gross proceeds.................................................................  227,375

 Concurrent Private Offering
Common shares..................................................................      625
Offering price................................................................. $ 15.895
                                                                                --------
Gross proceeds.................................................................    9,934

Estimated gross proceeds from this offering and the concurrent private offering  237,309
Estimated fees and expenses....................................................  (20,399)
                                                                                --------
Net proceeds................................................................... $216,910
                                                                                ========

Net proceeds................................................................... $216,910
Less: Par value of common shares issued........................................ $   (140)
                                                                                --------
Paid-in capital................................................................ $216,770
                                                                                ========

   Approximately $190 million of the proceeds will be used to pay down our facility with Heller Financial, Inc. After we pay down our facility, we expect to be at an asset coverage ratio greater than 225% but we expect the ratio to decrease as we fund additional loan commitments.

J  Represents issuance of shares to outside directors:

                   Shares issued to directors.........      6
                   Price per share.................... $17.00
                                                       ------
                   Value of shares issued to directors $  102
                                                       ======

                                USE OF PROCEEDS

    We estimate that our net proceeds from the sale of the 13,375,000 shares of common stock we are offering at an initial public offering price of $17.00 per share and the sale of 625,000 shares of common stock in the concurrent private offering at a price of $15.895 per share will be approximately $216.9 million (and approximately $248.8 million, if the underwriters' option is exercised).

    . We expect to use approximately $190 million of the proceeds to repay a portion of the amounts outstanding under our $400 million senior secured multi-bank credit facility with Heller Financial, Inc., as agent. This facility is scheduled to expire on January 2, 2002. At September 30, 2001 the interest rate on this facility was 5.23% and there was approximately $339.9 million outstanding.

    . We expect to use up to $14.0 million of the proceeds to pay a portion of the dividend to our stockholders of our accumulated earnings and profits for the period from our inception through December 31, 2001.

    . We expect to use approximately $7.5 million of the net proceeds to make payments to employees for taxes imposed on them associated with the issuance of restricted stock to them in connection with the termination of their stock options under our stock option plan and taxes imposed on them resulting from our making these cash payments (at an assumed tax rate of 48%, which in some cases may exceed an employee's actual tax rate).

    We expect to use the remaining proceeds, together with the availability under our existing credit facilities, to originate loans to and investments in small- and medium-sized private companies and for working capital and general corporate purposes.

    To the extent that our actual net proceeds from this offering are greater than or less than the estimated $216.9 million, we expect to repay more or less, respectively, of the amounts outstanding under our credit facility with Heller Financial, Inc.

    We anticipate that substantially all of the net proceeds of this offering will be used for the purposes described within one year, depending on the availability of appropriate investment opportunities and other market conditions. The 1940 Act requires us to use the proceeds within two years of the completion of this offering, and we believe we will be able to do so in that time frame. Pending investment, we intend to invest the net proceeds of the offering in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are held in time deposits and other short-term instruments.

                                 DISTRIBUTIONS

    Beginning in 2002, we intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. Our board intends to establish a distribution policy for 2002 and to review and consider adjusting the distribution rate on a quarterly basis. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Certain U.S. Federal Income Tax Considerations". The first regular distribution to all stockholders is expected to be paid during the first quarter of 2002. In addition, during the first quarter of 2002, we also intend to pay a distribution of all of our accumulated earnings and profits for the period from our inception through December 31, 2001. Although the dividend will be partially paid using proceeds of the offering, the dividend of our accumulated earnings and profits will be taxable to stockholders as ordinary income.

    Our ability to make distributions will be limited by asset coverage requirements under the 1940 Act. For a more detailed discussion, see "Regulation as a Business Development Company". Covenants and provisions in our credit facilities currently limit the ability of MCG Finance Corporation, MCG Finance Corporation II and our securitization trust to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company.

    We are adopting an "opt in" dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see "Dividend Reinvestment Plan".

                                CAPITALIZATION

    The following table sets forth our capitalization as of September 30, 2001:
    . on an actual basis;
    . on a pro forma basis to reflect:
        . the conversion of all outstanding shares of our Class A, B, D and E common stock into 12,671,887 shares of one class of common stock without preference on a one-for-one basis prior to the completion of this offering;
        . the issuance of 1,608,781 shares of common stock in connection with the termination of all options outstanding under our stock option plan and the termination of all of the outstanding warrants to purchase common stock held by Wachovia Corporation prior to the completion of this offering;
        . loans with an aggregate face value of approximately $5.8 million that we will make to our executive officers and other employees in connection with their purchase of a portion of the restricted common stock issued for the termination of their options;
        . the issuance of 6,000 shares of common stock to three directors in connection with their service on our board of directors; and . changes in accounting principles as a result of our election to be treated as a business development company immediately following the completion of this offering, which requires all of our investments to be carried at market value, or for investments with no ascertainable market value, fair value as determined by our board of directors;
    . on a pro forma as adjusted basis to reflect:
        . the sale of 13,375,000 shares of common stock in this offering at the initial public offering price of $17.00 per share after deducting the underwriting discount and estimated offering expenses and the application of $190 million of net proceeds to pay down the credit facility with Heller Financial, Inc., as agent; and
        . the sale of 625,000 shares of common stock in the concurrent private offering at a price of $15.895 per share.


                                                                                                September 30, 2001
                                                                                          ------------------------------
                                                                                                      Pro      Pro Forma
                                                                                           Actual    Forma    As Adjusted
                                                                                          --------  --------  -----------
                                                                                                  (in thousands,
                                                                                             except per share amounts)
Notes payable............................................................................ $339,932  $339,932   $149,932
Credit facility..........................................................................  126,800   126,800    126,800
Interest payable and other liabilities...................................................   13,499    13,499     13,499
Stockholder's equity:....................................................................
Preferred Stock, par value $.01, authorized 1 shares, none issued and outstanding........       --        --         --
Common Stock
    Class A, par value $.01, 12,000 shares authorized, 6,831 (actual) and 0
     (pro forma) issued and outstanding..................................................       68        --         --
    Class B, par value $.01, 500 shares authorized, 463 (actual) and 0 (pro forma)
     issued and outstanding..............................................................        5        --         --
    Class C, par value $.01, 20,000 shares authorized, 0 (actual) and 14,287
     (pro forma)- and 28,287 (pro forma as adjusted) issued and outstanding(1)...........       --       143        283
    Class D, par value $.01, 2,200 shares authorized, 678 (actual) and 0 (pro forma)
     issued and outstanding..............................................................        7        --         --
    Class E, par value $.01, 5,500 shares authorized, 4,700 (actual) and 0 (pro forma)
     issued and outstanding..............................................................       47        --         --
    Additional paid-in capital...........................................................  138,624   164,788    381,660
    Stockholder loans....................................................................     (747)   (6,512)    (6,512)
    Deferred compensation................................................................       --   (25,041)   (25,041)
    Retained earnings....................................................................   27,584    30,684     30,582
    Cumulative other comprehensive income-/Unrealized appreciation (depreciation)
     in investments (pro forma)..........................................................     (310)  (19,279)   (19,279)
                                                                                          --------  --------   --------
       Total stockholders' equity........................................................  165,278   144,783    361,693
                                                                                          --------  --------   --------
       Total capitalization.............................................................. $645,509  $625,014   $651,924
                                                                                          ========  ========   ========

--------
(1)Prior to completion of this offering, we will amend our certificate of incorporation to, among other things, redesignate the Class C common stock as "common stock", which will be our sole class of common stock authorized and outstanding after this offering, and increase the authorized number of shares of common stock to 100,000,000.

    The outstanding share information in the preceding table excludes 2,006,250 shares of common stock that may be issued pursuant to the underwriters' option to purchase additional shares of common stock from us at the initial public offering price less the underwriters' discount.

                                   DILUTION

    If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as adjusted net asset value per share of our common stock immediately after the completion of this offering.

    Net asset value represents the amount of our total assets less our total liabilities. The net asset value of our common stock as of September 30, 2001 was $165.3 million, or approximately $13.04 per share. Our pro forma net asset value at September 30, 2001 was $144.8 million, or approximately $10.13 per share, giving effect to the following:

    . the conversion prior to the completion of this offering of all shares of our Class A, B, D and E common stock outstanding as of September 30, 2001 into 12,671,887 shares of common stock on a one-for-one basis;

    . the issuance of 1,539,851 shares of our common stock prior to the completion of this offering in connection with the termination of all stock options outstanding under our stock option plan;

    . the issuance of 6,000 shares of our common stock prior to the completion of this offering to three directors in connection with their service on our board of directors; and

    . the issuance of 68,930 shares of our common stock prior to the completion of this offering for the termination of all of our outstanding warrants to purchase common stock held by Wachovia Corporation.

    Dilution in net asset value per share represents the difference between the amount per share paid by purchasers of shares of common stock in the public offering and the net asset value per share of common stock immediately after the completion of this offering.

    After giving effect to the issuance and sale of the shares of common stock offered by us in the public offering at the initial offering price of $17.00 per share and the issuance of 625,000 shares of our common stock, which will be issued in the concurrent private offering at a price of $15.895 per share, and after deducting $20.4 million, the underwriting discount and estimated offering expenses that will be payable by us, our pro forma net asset value as of September 30, 2001 would have been $361.7 million, or $12.79 per share. This represents an immediate decrease in pro forma net asset value of $(0.25) per share to existing stockholders and an immediate dilution of $4.21 per share to new investors purchasing shares in the public offering. The following table illustrates this per share dilution:

Initial public offering price per share.......................................          $17.00
   Net asset value per share as of September 30, 2001......................... $ 13.04
   Net decrease in pro forma net asset value per share attributable to new investors in the public offering and concurrent private offering and the transactions described in the bullet points above........................ $ (0.25)
                                                                               -------
Pro forma as adjusted net asset value per share after the offering............          $12.79
                                                                                        ------
Dilution per share to new investors in the public offering....................          $ 4.21
                                                                                        ======

    The following table summarizes, as of September 30, 2001, on the pro forma basis described above, the total number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid to us by the existing stockholders and by the investors purchasing shares of common stock in the public offering. The calculation below is based on the initial public offering price of $17.00 per share before deducting the underwriting discount and estimated offering expenses payable by us:


                            Shares                Total
                          Purchased           Consideration       Average
                      -----------------  ----------------------  Price Per
                        Number   Percent    Amount       Percent   Share
                      ---------- ------- ------------    ------- ---------
Existing stockholders 14,286,668  50.51% $173,559,066(2)  42.24%  $12.15
New investors(1)..... 14,000,000  49.49%  237,309,375     57.76%   16.95
                      ---------- ------  ------------    ------   ------
   Total............. 28,286,668 100.00% $410,868,441    100.00%  $14.53
                      ========== ======  ============    ======   ======

--------
(1)Includes the 625,000 shares of common stock to be issued in the concurrent private offering at a price of $15.895 per share.

(2)For purposes of this calculation, the consideration paid to us for the common stock issued in connection with the termination of our stock option plan, the common stock issued to Wachovia Corporation for the termination of all of its outstanding warrants and the common stock issued to three directors in connection with their service on our board of directors is the initial public offering price of $17.00 per share.

    To the extent the underwriters' option is exercised, there will be further dilution to new public investors.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

                                   Overview

    The information contained in this section should be read in conjunction with the Selected Consolidated Financial and Other Data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus. Immediately following the completion of this offering, we will be an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Effective as of January 1, 2002, MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, we will be required to change some of the accounting principles used to prepare the historical consolidated financial statements discussed in this section. See "Conversion to Business Development Company and Regulated Investment Company Status". From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses.

    We are a solutions-focused financial services company providing financing for companies throughout the United States in the media, communications, technology and information services industry sectors. We, and our wholly owned subsidiary, MCG Finance Corporation, were established to facilitate the purchase of media assets, consisting primarily of loans, from First Union National Bank on June 24, 1998. Prior to this purchase, we conducted our business as a division of Signet Bank. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997. MCG Finance purchased all of the operating and investment assets of the division on June 24, 1998, except for a portion of the media loan portfolio totaling approximately $116 million at December 31, 1997, which was retained by First Union National Bank.

    The results of operations for 1998 are divided into a predecessor period, representing the period from January 1, 1998 to June 24, 1998, the date of the purchase from First Union National Bank, and a successor period, covering June 25, 1998 to December 31, 1998. The predecessor period reflects the revenue and direct and indirect expenses associated with the operations of the division, excluding amounts related to certain assets of the division retained by First Union National Bank, and assuming a debt and equity allocation consistent with that which would be possible if the division were a separate stand-alone entity. For a more detailed description of the basis of preparation of our financial statements for the predecessor period, see Note A of our "Consolidated Financial Statements". The successor period reflects the actual revenue, expenses, and capitalization of MCG Capital as a separate company. The comparisons below include the full year 1998 and include both the successor and predecessor periods.

    Our earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gains earned on our investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield of the interest-bearing portfolio.

Portfolio Composition

    Our primary business is lending to and investing in businesses, primarily in the media, communications, technology and information services industry sectors, through investments in senior debt, subordinated debt and equity-based investments, including warrants and equity appreciation rights. After this offering, we intend to increase gradually our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. The total portfolio carrying value of investments in publicly traded and non-publicly traded securities was $619.6 million, $510.9 million, $313.4 million and $184.2 million at September 30, 2001 and December 31, 2000, 1999 and 1998, respectively. The increase in the value of investments during each period is primarily attributable to originated senior debt securities.

    Total portfolio investment activity as of and for the nine months ended September 30, 2001 and years ended December 31, 2000, 1999 and 1998 were as follows:

                                      September 30, December 31, December 31, December 31,
                                          2001          2000         1999       1998(1)
                                      ------------- ------------ ------------ ------------
                                                         (in millions)
Beginning Portfolio at Carrying Value    $510.9        $313.4       $184.2       $   --
Originations/Draws/Purchases.........     140.6         258.1        164.5        210.2
Pay-offs.............................     (24.1)        (60.7)       (35.3)       (26.0)
Charge-offs/Write-downs..............      (8.1)(2)      (0.5)          --           --
Unrealized Gains/Losses..............       0.3           0.6           --           --
                                         ------        ------       ------       ------
Ending Portfolio at Carrying Value...    $619.6        $510.9       $313.4       $184.2
                                         ======        ======       ======       ======

--------
(1)Since inception date of June 24, 1998.
(2)Includes $6.4 million of loan charge-offs and $1.7 million of equity investment write-downs.

    As of September 30, 2001 and December 31, 2000, 1999 and 1998 the composition of our portfolio of publicly and non-publicly traded securities at cost and fair value was as follows:

                                                                                Growth Rate
                           September 30, December 31, December 31, December 31, (12/31/98-
Cost                           2001          2000         1999         1998      9/30/01)
----                       ------------- ------------ ------------ ------------ -----------
Senior Debt...............     94.5%         97.4%        97.1%        96.6%        53.2%
Subordinated Debt.........      1.2           1.4          2.1          3.1         11.7
Equity....................      3.7           1.0          0.6          0.0         (1)
Warrants to Acquire Equity      0.6           0.2          0.2          0.3         89.6
Equity Appreciation
  Rights..................      0.0           0.0          0.0          0.0         (1)

                                                                                Growth Rate
                           September 30, December 31, December 31, December 31, (12/31/98-
Fair Value                     2001          2000         1999         1998      9/30/01)
----------                 ------------- ------------ ------------ ------------ -----------
Senior Debt...............     94.3%         96.8%        93.7%        96.5%        52.2%
Subordinated Debt.........      1.3           1.4          2.0          3.1         11.7
Equity....................      3.5           0.9          0.6          0.0         (1)
Warrants to Acquire Equity      0.8           0.8          3.6          0.4        103.7
Equity Appreciation
  Rights..................      0.1           0.1          0.1          0.0         (1)

--------
(1)Not meaningful because beginning balance is zero.

    Substantially all of our commercial loans bear interest at LIBOR-based variable rates, which include a base index rate and a spread which changes with the overall financial and operational performance of the customer. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer's business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer's plan.

    At September 30, 2001, approximately 1.99% of our outstanding loans were associated with contracted payment-in-kind interest arrangements, which represent contractual interest added to the loan balance and due at the end of the loan term.

    The majority of our non-loan investments are either warrants to acquire equity interests or direct equity investments. This allows us to participate in positive changes in the value of the portfolio company, while minimizing the amount of upfront cost to us.

Net Interest Income

    Net interest income is commercial loan interest and fee amortization earned from our commercial loan operations less interest expense on borrowings, including the amortization of deferred debt issuance cost. Most of our loans impose interest at variable rates that generally adjust either monthly or quarterly. Most of our loans also contain features that adjust the rate margin based on the financial performance of the customer, which generally occurs quarterly.

Provision for Loan Losses

    The provision for loan losses represents the charge to income necessary to maintain the allowance for loan losses at an adequate level. For more information regarding the adequacy of the allowance for loan losses, see "--Asset Quality". Upon electing to be a business development company, in accordance with generally accepted accounting for investment companies, we will no longer provide an allowance for loan losses, as all investments will be accounted for at fair value or market value, as applicable.

Other Income (Expense)

    Other income (expense) consists of gains (losses) on the sale of warrants and other equity securities, unrealized appreciation (depreciation) on certain warrants beginning January 1, 2001, earnings from cash deposits, advisory fees, and other miscellaneous fees not attributable to our commercial loan operations.

Operating Expenses

    Operating expenses include employee compensation and benefits, occupancy costs, professional fees, travel and entertainment, general and administrative expenses, marketing and research, and depreciation and amortization.

Income Taxes

    We accrue federal and state income tax expense at the calculated effective tax rate for the period. This rate is affected by the level of our income and by federal and state income tax rates. As of January 1, 2002, as a regulated investment company, we will generally not be subject to taxation to the extent income is distributed to stockholders and we meet minimum dividend distributions and other requirements. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses.

                             Results of Operations

          Comparison of Nine Months Ended September 30, 2001 and 2000

Net Income

    Net income decreased approximately $1.3 million or 15.5%, from approximately $8.4 million, or $0.87 per share, for the nine months ended September 30, 2000 to approximately $7.1 million, or $0.56 per share, for the nine months ended September 30, 2001. The decrease in net income was primarily attributable to an increase in the provision for loan losses and investment losses in the current period as compared to gains in the prior period. In addition, increased operating and interest expenses offset by increases in interest and fee income associated with loan growth contributed to the decrease in net income.

Net Interest Income

    Net interest income increased approximately $12.0 million, or 60.9%, from approximately $19.7 million for the nine months ended September 30, 2000 to approximately $31.7 million for the nine months ended September 30, 2001. The increase was due largely to an increase in average loans outstanding.

    The change in net interest income attributable to changes in yield and rate versus volume of interest earning assets and interest bearing liabilities was approximately as follows:

                                      Nine Months Ended September 30,
                                               2001 vs. 2000
                                      ------------------------------
                                                       Change(1)
                                                  -------------------
                                      Increase     Volume  Yield/Rate
                                      --------    -------  ----------
                                              (in thousands)
             Interest and fee income:
                Commercial loans..... $13,945     $16,336   $(2,391)
             Interest expense:
                Borrowings...........   2,009       4,245    (2,236)

--------
(1)The changes in interest and fee income and interest expense due to both volume and yield/rate have been allocated in proportion to the absolute dollar amounts of the change due to each.

Provision for Loan Losses

    The provision for loan losses increased approximately $8.1 million, or 385.7%, from approximately $2.1 million for the nine months ended September 30, 2000 to approximately $10.2 million for the nine months ended September 30, 2001. In 2001, the increased provision is attributed to declining economic conditions. Industry conditions of certain subsectors of our communications portfolio continued to deteriorate, accounting for the majority of the increase in the level of provision. The publishing industry is experiencing a cyclical downturn associated with weakened advertising sales, accounting for the remainder of the increased provision.

Other Income

    Other income (loss) decreased approximately $4.8 million, or 154.8%, from approximately $3.1 million for the nine months ended September 30, 2000 to approximately $(1.7) million for the nine months ended September 30, 2001. The change was primarily due to realized investment losses in connection with write-downs of equity investments of approximately $1.7 million for the nine months ended September 30, 2001 as compared to approximately $2.5 million of realized investment gains primarily related to warrant gains in the first nine months of 2000, an increase of approximately $1.6 million in unrealized investment losses related to certain warrants accounted for in accordance with SFAS No. 133 beginning January 1, 2001 and an increase of approximately $1.0 million due to advisory and other fees earned during 2001. SFAS No. 133 requires, among other things, that we record and carry all of our investments which qualify as derivatives under the Statement at fair value with changes recorded each period through the income statement. The unrealized gain at the date of adoption, January 1, 2001, was recorded as a cumulative effect of an accounting change on the income statement, net of tax.

Operating Expenses

    Operating expenses increased approximately $4.3 million, or 64.2%, from approximately $6.7 million for the nine months ended September 30, 2000 to approximately $11.0 million for the nine months ended September 30, 2001. The increase was primarily due to increases in employee compensation of approximately $2.6 million, or 55.5%, professional fees of approximately $889,000, or 288.6%, and general and administrative expenses of approximately $419,000, or 44.6%. The change in compensation and administrative expenses, in general, was due to an expanded level of operations with the growth in managed assets, including an increase in employees of 38.1% from 42 at September 30, 2000 to 58 at September 30, 2001 and an increase in office space. The change in professional fees is related to both an overall increase in the level of operations and expenses associated with troubled credits.

Income Taxes

    Our effective tax rate increased from 39.8% for the nine months ended September 30, 2000 to 40.2% for the nine months ended September 30, 2001. The increase was primarily attributable to higher state income tax expense. As of January 1, 2002, as a regulated investment company, we will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distributions and other requirements. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses.

        Comparison of the Years Ended December 31, 2000, 1999, and 1998

Net Income

    Net income increased approximately $8.3 million, or 143.1%, from approximately $5.8 million, or $0.87 per share, for the year ended December 31, 1999 to approximately $14.1 million, or $1.35 per share, for the year ended December 31, 2000. The increase in net income was primarily attributable to an increase in interest and fee income associated with loan growth offset by an increase in the provision for loan losses and operating and interest expenses.

    Net income increased approximately $3.0 million, or 107.1%, from approximately $2.8 million for the full year ended December 31, 1998 to approximately $5.8 million, or $0.87 per share, for the year ended December 31, 1999. Net income for the full year 1998 included approximately $800,000 from the successor period and approximately $2.0 million for the predecessor period. The increase in net income is primarily attributable to an increase in interest and fee income associated loan growth as well as approximately $3.8 million of pre-tax warrant gains offset by increased operating and interest expenses.

Net Interest Income

    Net interest income increased approximately $22.1 million, or 159.0%, from approximately $13.9 million for the year ended December 31, 1999 to approximately $36.0 million for the year ended December 31, 2000. The increase is due to an increased volume of loans, higher net interest margins, and an increase in fees recognized in income on refinanced and paid-off loans.

    The net interest margin increased by 269 basis points from 5.84% in 1999 to 8.53% in 2000 with 157 of the 269 basis point increase reflecting deferred fee acceleration and ongoing fees from one customer. The remaining increase was primarily attributable to origination of new loans at yields in excess of the prior year's portfolio average.

    Net interest income increased approximately $6.3 million, or 82.9%, from approximately $7.6 million for the full year ended December 31, 1998 to approximately $13.9 million for the year ended December 31, 1999. This increase was attributable to the increase in commercial loans outstanding, as well as higher yields and a lower average borrowing rate in 1999 of 8.3% compared to 8.5% in 1998.

    The change in net interest income attributable to changes in yield and rate versus volume of interest-earning assets and interest-bearing liabilities was approximately as follows:

                                         Year Ended December 31
                         -----------------------------------------------------
                                2000 vs. 1999              1999 vs. 1998
                         --------------------------- -------------------------
                                      Change(1)                   Change(1)
                                  ------------------          ----------------
                         Increase Volume  Yield/Rate Increase Volume Yield/Rate
                         -------- ------- ---------- -------- ------ ----------
                                             (in thousands)
Interest and fee income:
 Commercial loans....... $34,365  $25,875   $8,490    $8,453  $4,674   $3,779
Interest expense:
 Borrowings.............  12,331   11,034    1,297     2,160   2,415     (255)

--------
(1)The changes in interest and fee income and interest expense due to both volume and yield/rate have been allocated in proportion to the absolute dollar amounts of the change due to each.

Other Income

    Other income decreased approximately $1.0 million, or 23.8%, from approximately $4.2 million for the year ended December 31,1999 to approximately $3.2 million for the year ended December 31, 2000. The decrease reflected lower gains on the exercise and sale of warrants and sale of equity securities in 2000 as compared to 1999, partially offset by higher earnings on interest-bearing cash balances. Cash balances increased from approximately $10.0 million at December 31, 1999 to approximately $16.8 million at December 31, 2000.

    Other income increased approximately $3.8 million, or 950.0%, from approximately $0.4 million for the full year ended December 31, 1998 to approximately $4.2 million for the year ended December 31, 1999. The increase was attributable to higher warrant gains of approximately $3.8 million during 1999.

Operating Expenses

    Operating expenses increased approximately $3.6 million, or 56.3%, from approximately $6.4 million for the year ended December 31, 1999 to approximately $10.0 million for the year ended December 31, 2000. Contributing to the increase were higher employee compensation, which increased approximately $3.0 million, or 75.0%, and higher occupancy expense, which increased approximately $0.2 million or 66.7%. The higher employee compensation was attributable to the increase in employees from 33 to 46, as well as higher incentive compensation relating to the growth in our operating profits. A significant portion of employee compensation is composed of incentive bonuses. The higher occupancy costs were related to expansion of the Arlington, Virginia facilities and the addition of the Boston, Massachusetts office.

    Operating expenses increased approximately $3.0 million, or 88.2%, from approximately $3.4 million for the full year ended December 31, 1998 to approximately $6.4 million for the year ended December 31, 1999. The increase was primarily the result of increased compensation expense and depreciation and amortization expense. The increase in compensation expense relates to additional managing directors and underwriting team members and an increase in incentive compensation. The increase in depreciation and amortization related to goodwill amortization for a full year in 1999 versus six months in 1998.

Income Taxes

    Our effective tax rates for the years ended December 31, 2000, 1999 and 1998 were 40.7%, 40.4% and 39.8%, respectively. The effective rates include both federal and state income tax components. The increases in the effective tax rates for 2000 and 1999 are attributable to higher state income tax expense and the loss of the benefits of the graduated tax rates due to the higher levels of pre-tax income. As of January 1, 2002, as a regulated investment company, we will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses.

                                 Asset Quality

    Asset quality is generally a function of our underwriting and ongoing management of our investment portfolio. We have provided an allowance for loan losses estimated to be sufficient to absorb probable future losses, net of recoveries. Our allowance for loan losses as of September 30, 2001 and December 31, 2000 was approximately $13.8 million and $10.1 million, respectively. This equates to an estimated 2.33% of commercial loans at September 30, 2001 and 2.00% of commercial loans at December 31, 2000. The overall level of allowance for loan losses as a percentage of commercial loans outstanding increased from approximately 1.42% at December 31, 1998 and 1.50% at December 31, 1999 to approximately 2.00% at December 31, 2000. The increase in 2000 reflected management's consideration of the general risks associated with the slowdown in the United States economy.

    Our provision for loan losses for the nine months ended September 30, 2001 and the years ended December 31, 2000, 1999 and 1998 was approximately $10.2 million, $5.4 million, $2.1 million, and $0.1 million, respectively. We charged off approximately $6.4 million of loans during the first nine months of 2001. We had no charge-offs during the years ended December 31, 2000, 1999 and 1998. As noted in "--Income Taxes" above, we expect to record additional charge-offs for tax and accounting purposes prior to our conversion to a business development company of approximately $5.6 million to $8.6 million, representing losses relating to certain loans for which we previously provided an allowance for loan losses. As of September 30, 2001, our allowance for loan losses was $13.8 million, which we believe is sufficient to cover probable future losses in our current portfolio, net of recoveries.

    At September 30, 2001, impaired loans (loans for which it is probable that not all amounts owed will be collected) totaled approximately $6.6 million, or 1.1% of total loans. The amount of impaired loans also constituted the total amount of non-accrual loans. At September 30, 2001, there were no loans that would be considered troubled debt restructurings, and there were no loans greater than 90 days past due. At December 31, 2000, 1999, and 1998, no loans were considered impaired or on non-accrual status or loans that would be considered troubled debt restructurings. We believe our allowance for loan losses is adequate to cover any losses inherent in these loans.

    When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and stop recognizing interest income on that loan until all principal has been paid. However, we will make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, this interest income is included in taxable income. See "Certain U.S. Federal Income Tax Considerations--Taxation as a Regulated Investment Company".

    With the growth of our commercial loan portfolio, many of the loans are not seasoned and, therefore, delinquencies and charge-offs could increase over the near term. We manage the concentrations in the portfolio, both on an individual loan basis and on a sector or industry basis, to attempt to minimize any losses due to specific customer issues or specific industry issues.

    The amount of allowance necessary is primarily based on historical loss statistics applied to the current loan portfolio, adjusted for any known problem loans or portfolio trends. Along with this quantitative information, qualitative information related to overall economic conditions and industry-specific economic, regulatory or other conditions is taken into consideration in determining the overall sufficiency of the allowance for loan losses.

    In evaluating the adequacy of the allowance for loan losses, management estimates, based on historical experience, the probability of a default and the amount of loss in the event of default. Management also considers the following factors:

    . the conditions of the industries and geographic areas experiencing or expected to experience particular economic adversities;

    . trends in delinquencies, bankruptcies and non-performing loans;

    . trends in loan volume and size of credit risks;

    . the degree of risk in the composition of the loan portfolio;

    . current and anticipated economic conditions;

    . credit evaluations; and

    . underwriting policies.

    In certain loan arrangements, we receive warrants or other equity interests from the borrower. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments we receive at market value or estimated fair value. Fair values are estimated using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for exercise restrictions or other terms that affect the value. When and if these interests become publicly traded securities, we account for them as securities available for sale under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Until then, we carry them at the amount recorded at the date of receipt unless the value is considered to be impaired, at which time the recorded value would be adjusted to reflect the net realizable value. SFAS Nos. 133 and 138, "Accounting for Certain Derivative Instruments and Hedging Activities", require that we carry our warrant positions in public companies and our warrant positions in non-public companies containing net settlement provisions at fair value with changes in fair value recorded to earnings through our consolidated statement of operations.

    Upon conversion to business development company status, we will no longer record an allowance for loan losses. We will value each individual loan and investment on a quarterly basis based on market value if available or if there is no readily ascertainable market value, based on fair value as determined by our board of directors. Changes in these values will be recorded through our statement of operations. See "Determination of Net Asset Value". In addition, we may determine to convert a portion of some of our outstanding loans into equity in the customer.

    We monitor individual customer's financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. Our underwriting team and compliance administration group closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly basis. Because we are a provider of long-term privately negotiated investment capital to high-growth companies, we do not believe payment delinquencies and other contract exceptions are necessarily an indication of credit quality or the need to pursue remedies or an active workout of a portfolio investment.

    When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, the compliance administration group along with the deal sponsors will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and our compliance administration group will begin to more actively monitor the investment. In many instances, either in the event of a payment or other default, our deal sponsors together with our compliance administration group will formulate strategies to optimize the resolution process and will begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of default outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

             Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents

    At September 30, 2001 and December 31, 2000, we had approximately $26.2 million and $16.8 million, respectively, in cash and cash equivalents. We invest cash on hand in interest bearing deposit accounts with daily sweep features. Our objective is to maintain a low cash balance, while keeping sufficient cash on hand to cover unused commitments to customers. We generally fund new originations using advances under our credit facilities. We expect our cash on hand and cash generated from operations to be adequate to meet our operational cash needs.

Investments in Equity Securities

    At September 30, 2001 and December 31, 2000, we had approximately $27.1 million and $6.7 million, respectively, in investments in equity securities. The majority of the increase is related to the formation of two wholly owned subsidiaries that are currently independently operated and managed as portfolio companies, the assets of which total $18.6 million and were acquired through foreclosure. This amount is offset by realized losses on equity securities and unrealized gains due to the adoption of SFAS No. 133.

Other Assets

    At September 30, 2001 and December 31, 2000, other assets totaled $7.6 million and $0.8 million, respectively. The increase is primarily due to an addition of foreclosed assets of $3.5 million. The remainder of the increase is related to equity offering expenses that have been capitalized pending closing of the offering.

Borrowings

    At September 30, 2001 and December 31, 2000, we had outstanding borrowings under two credit facilities totaling approximately $466.7 million and $356.8 million, respectively. The first is a multi-bank credit facility for our wholly owned subsidiary, MCG Finance Corporation. The second is a variable series securitization facility under a master trust arranged by First Union Securities, Inc. The following table shows the facility amounts and outstanding borrowings from third-party lenders at September 30, 2001:

                                        Facility   Amount             Other Total Interest
                                         amount  outstanding Interest fees     cost(1)
                                        -------- ----------- -------- ----- --------------
                                           (in millions)
Credit facility........................  $400.0    $339.9      5.19%  0.04%      5.23%
Variable series securitization facility   150.0     126.8      4.40   0.08       4.48
                                         ------    ------      ----   ----       ----
Total borrowings.......................  $550.0    $466.7      4.97%  0.06%      5.03%
                                         ======    ======      ====   ====       ====

--------
(1)Other fees consist of the cost of commitment fees and other facility fees.

Liquidity

    As of September 30, 2001 and December 31, 2000, we had unused commitments to extend credit to our customers of approximately $25.4 million and $42.8 million, respectively. At the same time, subject to certain minimum equity restrictions and other covenants, total unused available commitments from the two borrowing facilities totaled approximately $83.3 million and $193.2 million at September 30, 2001 and December 31, 2000, respectively.

    During 2000, we raised $70.0 million of equity capital from two private investment groups through the sale of common stock and $15.5 million of equity capital through a capital call from existing investors. In addition, we subsequently repurchased and retired $15.0 million of common stock from another investor.

    As noted previously, we have two borrowing facilities through which we fund our operations. The first is a $400.0 million facility with Heller Financial, Inc., as agent, that was established in 1998 concurrently with the purchase of assets from First Union National Bank. We obtain funding under this facility through a bankruptcy remote subsidiary, MCG Finance Corporation, with specific commercial loans and all shares of capital stock of MCG Finance Corporation pledged as collateral for those borrowings. The second is a master trust securitization facility, under a master trust arranged by First Union Securities Inc., MCG Master Trust, that was established in 2000, through a bankruptcy remote subsidiary, MCG Finance Corporation II. Specific commercial loans are pledged as collateral for those borrowings. MCG Finance Corporation II holds the interest in MCG Master Trust. As of December 31, 2000, one series of notes had been issued out of the master trust, Series 2000-1 Variable, with a $150.0 million facility limit. First Union Securities, Inc. has agreed to increase the facility to $200 million upon completion of this offering, subject to certain conditions precedent which we expect to satisfy. This facility is scheduled to terminate on May 31, 2003 or sooner (but not earlier than May 31, 2002). As of September 30, 2001, we had approximately $83.3 million available under the two facilities subject to certain covenant requirements. See "Description of Securities--Debt Securities".

    The $400.0 million multi-bank syndicate facility is due to expire January 2, 2002. In order to refinance the $400.0 million multi-bank syndicate facility and to maintain the current size of our investment portfolio and allow for growth, we are exploring our funding options, primarily with respect to the creation of a new trust securitization facility and also with respect to additional borrowings through our existing trust securitization facility and other secured and unsecured borrowing arrangements.

    Under the multi-bank syndicate facility with Heller Financial and the securitization facility, we have restrictions on the use of cash balances at our subsidiaries. These limit our ability to move cash from the subsidiaries to MCG Capital and prohibit us from using these funds for certain other purposes. Cash on hand and cash generated from operations is adequate to meet our cash needs.

    Immediately following this offering, as a business development company we will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. Also, as a regulated investment company, we are required to meet certain minimum distribution requirements of income to our stockholders. Therefore, we will need to use equity to fund ongoing investment activity and to fund a significant part of our growth. We expect cash from operations, other sources of capital, including borrowings and equity financings, and the proceeds of this offering to be adequate to support our projected growth for approximately 12 months. We anticipate needing to raise additional equity through the capital markets in the coming years to fund anticipated growth in our loan and investment portfolio.

                            Off-Balance Sheet Risk

    We are subject to off-balance sheet risk in the normal course of business primarily from commitments to extend credit. At September 30, 2001 and December 31, 2000, we had commitments to lend approximately $25.4 million and $42.8 million, respectively, to our customers. These commitments are subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments we hold.

          Qualitative and Quantitative Disclosures About Market Risk

    Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including the London InterBank Offered Rate, prime rates and commercial paper rates. The majority of our loan portfolio bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Our interest rates on our borrowings are based on LIBOR, prime and commercial paper rates, with the majority based on LIBOR.

    We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using equity. We attempt to mitigate exposure to the earnings impact of interest rate changes by borrowing funds with a similar interest rate basis as the commercial loans being funded with that debt. The following table shows a comparison of the interest rate base for our outstanding commercial loans and our outstanding borrowings:

                       September 30, 2001     December 31, 2000
                      --------------------- ---------------------
                      Commercial            Commercial
                        Loans    Borrowings   Loans    Borrowings
                      ---------- ---------- ---------- ----------
                                     (in millions)
Prime Rate...........   $ 38.5     $ 13.3     $ 28.4     $ 23.7
30-Day LIBOR.........     22.1      326.6       27.2      266.5
60-Day LIBOR.........       --         --        3.4         --
90-Day LIBOR.........    527.6         --      442.0         --
Commercial Paper Rate       --      126.8         --       66.7
Fixed Rate...........      4.3         --        3.2         --

    Based on our December 31, 2000 balance sheet, for every 100 basis point increase in interest rates, our interest income would increase by approximately $5.0 million and our interest expense would increase by approximately $3.6 million resulting in an increase in net interest income of approximately $1.4 million, assuming no changes in our investments or borrowing structure. For every 100 basis point decrease in interest rates, our interest income would decrease by approximately $5.0 million and our interest expense would decrease by approximately $3.6 million resulting in a decrease in pre-tax income of approximately $1.4 million, assuming no changes in our investment and borrowing structure. As a business development company, we will use a greater portion of equity to fund our business than we have in the past. Accordingly, other things being equal, increases in interest rates will result in greater increases in our net interest income and reductions in interest rates will result in greater decreases in our net interest income compared with the effects of interest rate changes on our results under the more highly leveraged capital structure we have maintained in the past.

    We also are exposed to changes in market values of our investments in equity securities. Although most of our investments are in non-publicly traded companies, decreases in equity prices may require charge-offs to our investments and may impact ultimate realizability of carrying amounts on the balance sheet. Once we become a business development company and a regulated investment company, all investments will be carried at market value or fair value, as applicable, with no allowance for loan losses and, therefore, we will not have differences between the carrying value and fair value of our investments.

    Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. Our master trust securitization facility has covenants that would require that a hedge instrument be entered into if the interest rate risk exposure in that facility increases because the percentage of variable rate loans decreases or our overall portfolio yield falls below a specified floor.

                               SENIOR SECURITIES

    Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The "--" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. The information contained in the table for the years 1998 through 2000 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young's report on the senior securities table is attached as an exhibit to the registration statement. See "Prospectus Summary--Where You Can Find Additional Information". The shares of class A, B, D and E common stock that are outstanding as of September 30, 2001 have a liquidation preference. Because these shares will be converted into a single class of common stock without preference prior to the completion of this offering, they have not been presented in this table.

                                           Total Amount
                                            Outstanding               Involuntary
                                           Exclusive of     Asset     Liquidating
                                             Treasury     Coverage   Preference Per  Average Market
Class and Year                             Securities(1) Per Unit(2)    Unit(3)     Value Per Unit(4)
--------------                             ------------- ----------- -------------- -----------------
Senior Class A Notes under Securitization
  Facility with First Union Securities,
  Inc.
1991...................................... $         --    $   --          --              N/A
1992......................................           --        --          --              N/A
1993......................................           --        --          --              N/A
1994......................................           --        --          --              N/A
1995......................................           --        --          --              N/A
1996......................................           --        --          --              N/A
1997......................................           --        --          --              N/A
1998......................................           --        --          --              N/A
1999......................................           --        --          --              N/A
2000......................................   66,661,000     1,445          --              N/A
2001 (as of September 30)
  (unaudited).............................  126,800,000     1,354          --              N/A

Senior Secured Credit Facility with Heller
  Financial, Inc., as Agent
1991...................................... $         --    $   --          --              N/A
1992......................................           --        --          --              N/A
1993......................................           --        --          --              N/A
1994......................................           --        --          --              N/A
1995......................................           --        --          --              N/A
1996......................................           --        --          --              N/A
1997......................................           --        --          --              N/A
1998......................................  138,785,000     1,421          --              N/A
1999......................................  248,217,000     1,299          --              N/A
2000......................................  290,172,000     1,445          --              N/A
2001 (as of September 30)
  (unaudited).............................  339,932,000     1,354          --              N/A

--------
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)Not applicable because senior securities are not registered for public trading.

                                   BUSINESS

                                    General

    We are a solutions-focused financial services firm that primarily provides capital to support the internal growth and corporate development initiatives of small- to medium-sized private companies throughout the United States. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. After this offering, we intend to increase gradually our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

    Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an "expert-activist" investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers' management teams and owners to create and execute effective capital deployment strategies. In addition, we use a "flexible funding" approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting services we provide also support our customers' growth and risk management strategies.

    We have built our portfolio through effective origination, disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $5 million to $100 million in annual revenues that operate in our target industry sectors. As of September 30, 2001, our geographically diverse customer base consisted of approximately 74 companies with headquarters in 26 states and Washington, DC. Our investment decisions are based on extensive analysis of potential customers' business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

    We have a loyal customer base. In 2000, 20 of our closed transactions, representing approximately 40% of the loans we originated, involved existing customers. As of September 30, 2001, approximately 60% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 30% had completed three or more transactions with us.

    As of September 30, 2001, we had outstanding commercial loans of $592.5 million, a net increase of $143.0 million or 31.8% from $449.5 million at September 30, 2000 and equity investments of $27.1 million at September 30, 2001 compared to $8.8 million at September 30, 2000, an increase of $18.3 million or 208.0%. We acquire our equity investments primarily in connection with our loans, through a direct purchase or through foreclosure of a borrower's assets or equity. For the twelve-month period ended September 30, 2001, we originated approximately $192.5 million of loans, an increase of $6.1 million or 3.3% from $186.4 million for the prior twelve-month period. Additionally, we generated interest income of $76.6 million and net income of $12.7 million for the twelve-month period ended September 30, 2001, an increase of 59.9% and 32.3%, respectively, from the prior twelve-month period.

    Immediately following the completion of this offering, we will be an internally managed, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act and will elect, effective as of January 1, 2002, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

                         Corporate History and Offices

    We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout. Our business was originally the media communications group division of Signet Bank, based in Richmond, Virginia, whose parent Signet Banking Corporation was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997. MCG Capital was organized as a Delaware corporation on March 18, 1998 and completed the buyout from First Union National Bank on June 24, 1998. In addition, on March 18, 1998 we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Many of the members of our current management team, as well as a non-management director, are former Signet Bank senior executives. We are headquartered in Arlington, Virginia and have additional offices in Richmond, Virginia and Boston, Massachusetts.

                              Market Opportunity

    Small- and medium-sized businesses are becoming more significant to the U.S. economy. At the same time, we believe that many such businesses, including our target customers, have less access to high-quality corporate financial services than in the past. We also believe this trend is likely to continue given the broad-based consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our customers' growing demand for capital and the corporate finance and consulting services we offer, enhance our market opportunity.

    We target only those sectors deemed attractive by our investment committee. Before we target a new industry sector or a new industry sub-sector within our existing industry sectors, our research team performs a market analysis and identifies specific operational norms and risks of that sector or sub-sector. Management, working with our credit committee, then develops our lending and investment criteria for that sector or sub-sector. We analyze new industry sub-sectors in conjunction with refining and revalidating investment approaches for our existing industry sectors. Also, on an ongoing basis, our investment committee and credit committee monitor the level of diversification within the portfolio for risk associated with sector concentration.

    We currently focus on the media, communications, technology and information services industry sectors. We believe that traditional financial services providers typically lack infrastructure and dedicated expertise to focus on small- and medium-sized companies within these industries. We believe that each of these sectors has distinct characteristics in terms of risk, capital requirements, industry and general economic cycles, stage of development and rates of return. Each such sector also is characterized by ongoing consolidation and convergence and by substantial new business formation. We also believe that these sectors have a number of common features, including favorable regulatory environments, rising projected revenue growth rates, recurring revenue characteristics and enterprise values that depend significantly on intangible assets and intellectual property. As a result, we believe we have a large market opportunity in our target industry sectors. In a typical year, we estimate that we consider capital transactions with approximately 650 small- and medium-sized companies in our target industry sectors, which we believe represents approximately 10% of the companies in our target industry sectors that we monitor from time to time. We believe that there are more small- and medium-sized companies in our targeted industry sectors than the companies we monitor.

    . Media. Our targeted media businesses focus on niche, high affinity-based businesses in consumer special interest publishing, trade publishing, radio broadcasting, television broadcasting and community newspaper publishing. Revenue in these businesses is derived largely from advertising sales and therefore tends to be more cyclical. Our focus on niche, high-affinity based businesses in this sector is designed to mitigate the risk of cyclicality because those businesses tend to have more stable advertising revenues.

    . Communications. Our targeted communications businesses consist of voice and data local and long distance carriers, integrated communications providers, and wireless services and infrastructure companies, including companies that operate communications towers and security alarm and monitoring systems. These businesses generally are non- or counter-cyclical. Revenues in these businesses are end-user driven and recurring in nature. We focus specifically on companies that have achieved a critical mass of customers because we strongly believe that the primary asset of communications companies is their customer base. This approach differentiates us from other lenders that focus on the potential value of equipment and other network assets as their primary source of collateral.

    . Technology. Our targeted technology businesses provide outsourced business services in areas such as network security, network operations, application services and business-to-business transaction enabling, as well as software applications, including component middleware, enterprise software and enterprise (intra-corporate) portals. These businesses are generally moderately cyclical to non-cyclical.

    . Information Services. Our targeted information services businesses produce and deliver information-based products and services, which their customers use to generate insights and make business decisions. The information these businesses provide may be proprietary or public and is frequently delivered through paper documents, online services, magnetic tape or disks and CD-ROM. It also may be bundled with consulting services or other live events in what is known as continuous information services. These businesses are generally non-cyclical to counter-cyclical. Top performing information services companies typically price their products and services based on the utility provided to the end-user rather than the cost to produce and distribute resulting in relatively high margins. We seek companies that define their market opportunity through proprietary content-based products and services within specific industries.

    Set forth below is a table showing the composition of our loan portfolio for the periods ended September 30, 2001, December 31, 2000 and September 30, 2000, by industry sector.

                 Loan Portfolio Composition by Industry Sector
                                (in thousands)

                           September 30, 2001                       December 31, 2000
                ---------------------------------------  ---------------------------------------
                   # of        Loans    % of    Average     # of        Loans    % of    Average
Industry Sector Investments Outstanding Total  Spread(1) Investments Outstanding Total  Spread(1)
--------------- ----------- ----------- -----  --------- ----------- ----------- -----  ---------
Media..........     39       $317,425    53.6%    5.8%       35       $272,529    54.0%    5.6%
Communications.     19        184,776    31.2     8.0        19        152,235    30.2     8.4
Technology.....      3         25,500     4.3     3.2         3         25,500     5.1     3.5
Information
 Services......      7         63,528    10.7     7.3         7         52,509    10.4     4.0
Other..........      1          1,272     0.2     6.0         2          1,441     0.3     9.2
                    --       --------   -----     ---        --       --------   -----     ---
Total..........     69       $592,501   100.0%    6.5%       66       $504,214   100.0%    6.2%
                    ==       ========   =====     ===        ==       ========   =====     ===

                           September 30, 2000
                ---------------------------------------
                   # of        Loans    % of    Average
Industry Sector Investments Outstanding Total  Spread(1)
--------------- ----------- ----------- -----  ---------
Media..........     33       $258,658    57.6%    5.1%
Communications.     16        131,842    29.3     8.4
Technology.....      2         19,500     4.3     3.2
Information
 Services......      6         38,968     8.7     3.7
Other..........      1            487     0.1     2.5
                    --       --------   -----     ---
Total..........     58       $449,455   100.0%    5.9%
                    ==       ========   =====     ===

--------
(1)Represents the weighted average contractual interest rate minus a benchmark reference rate (e.g., LIBOR). The average spread is affected by loans included in the calculation which are fixed rate, and therefore have no spread, or are based on the prime rate and have lower spreads than loans with LIBOR-based spreads.

                                   Strategy

    We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining strong credit quality in our asset portfolio. We believe our strong financial performance is a product of our industry knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques and disciplined portfolio and risk management.

    Our investment process is designed to achieve the following strategic objectives:

    . generate favorable risk-adjusted rates of return by delivering capital and strategic insight to enhance our customers' enterprise value;

    . maintain sound credit and pricing practices regardless of market conditions;

    . avoid adverse investment selection by applying our expert-activist philosophy and a flexible funding approach; and

    . enhance effective risk management by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance and loan servicing activities.

Expert-Activist Philosophy

    Our "expert-activist" philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the operating characteristics of our customers' businesses and their associated industry sectors. We enhance our detailed understanding of our targeted industry sectors through continuous engagement with existing and prospective customers. We gather and manage the knowledge and insights gained through this process using customized databases and work flow methodologies. We use this information to enhance the quality of our research and the effectiveness of our credit analysis and to refine and revalidate our investment approaches within particular sectors and sub-sectors.

    We work with our customers to understand the costs and benefits of their corporate development initiatives, business opportunities, threats to their businesses and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers' corporate development decisions even in cases where short-term financial performance may suffer. We believe that this approach differentiates us from most other commercial lenders and helps to create strong and long-term relationships with our customers. Our approach to date also has enabled us to originate loans based on the value we help to create rather than solely on the basis of the price we charge for capital in order to achieve attractive risk-adjusted investment returns.

                                  Operations

    To achieve our goal of being the leading provider of solutions-focused financial services to companies in our target sectors, we foster a credit and business culture that strives to protect our principal and interest, generate meaningful capital gains on our equity investments and support gains in our customers' enterprise values.

Identifying Prospective Customers

    We identify and source leads through various data services, customized Internet searches, industry associations, investment bankers, accountants and lawyers. Although some customers initiate their first contact with us, we find that we generally acquire most of our customers at our own initiative. After our initial contact with a prospect, we then conduct ongoing reviews of its financial reports and corporate development activity by analyzing the source data and information regarding the prospects gathered from third-party databases, industry sector reports, trade and consumer magazines, newspapers and newsletters. We maintain the data from these sources in an internal database that not only supports the identification of potential customer opportunities, but also assists us in understanding our target industry sectors. We market on a national scale and are well-known in our primary markets. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually.

Research

    Our unique research capabilities create the foundation for our "expert-activist" philosophy of investing and give us competitive advantage. Our contacts with customers in our targeted industries helps us to continuously refine and validate our investment philosophy. Our research group's function is to support and augment the business development process through the identification of attractive industry sectors and emerging trends, investment and risk analysis and marketing of our industry expertise.

    Through strategic industry analysis, we update our investment perspective in our target industry sectors and develop investment hypotheses for new industry sub-sectors. Our research capabilities and findings also are valuable in attracting customers who are able to draw from our industry expertise to help refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating benchmarks.

    Our research department writes and distributes publications to portfolio companies, prospective customers, investors, and others to facilitate a dialogue, promote a common strategic outlook and a shared perception of industry risk and opportunity. This shared perception helps us and our customers develop mutually agreeable financing structures that mitigate risk to us and our customers. Our publications also increase our visibility within our target industry sectors and support our expert-activist investment methodology.

    Our research department publishes the following reports:

    . regular comprehensive industry research reports, which incorporate our investment perspectives and operational insights. These views are supported by normative data and perceived best practices for our target industries;

    . Insights and Outlooks, our periodic publication that reports our views and interpretation of significant events that impact our customers and prospective customers; and

    . Transactions, our monthly newsletter, which focuses on merger and acquisition activity within our industry sectors.

    In addition, our research department supports our active engagement with third-party publishers who seek articles from our professionals for their various publications and reports.

Underwriting

    We have always placed primary emphasis on credit and risk analysis and incorporated the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence, credit and corporate financial analyses, deal sponsors who possess specific industry expertise and are responsible for originating and managing the transaction, a member of our credit committee and our in-house counsel. Since we became an independent company in June 1998, our deal sponsors have led our underwriting teams in originating over 100 transactions with an aggregate value of approximately $725 million in loan commitments resulting in approximately $620 million in loans outstanding through September 30, 2001.

    To ensure consistent underwriting, we use our sector-specific due diligence methodologies, developed over the last 10 years, which include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and the legal and regulatory framework of a prospective customer. The members of the underwriting team work together to conduct due diligence and understand the relationships among the customer's business plan, operations and financial performance.

    As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. In preparing the investment memorandum, the underwriting team assembles information critical to the investment decision and regularly seeks information from the research department on macroeconomic viewpoints, forecasted trends and firm valuation. The investment memorandum serves as the framework for underwriting the transaction and generally consists of:

    . business description;

    . risk evaluation specific to the prospect's business, considering the anticipated use of proceeds of our loan, and industry sector; and

    . description of capital structure and the investment risk and return characteristics.

    Business Description. The business description of a prospective customer presents the history, organization and product lines of the customer. In addition, we analyze the prospective customer's industry sector and sub-sector, competition and market share, obsolescence and substitution risk, customers and markets served, legal and regulatory framework and technology issues. The business description also explicitly discusses unique risks associated with a proposed transaction. In particular, we analyze the following risks:

    . Sector Risk Analysis. Analysis of specific vulnerability to industry sector risk, such as industry maturity, cyclicality, profitability and seasonality trends.

    . Competitive Risks. Analysis of the strengths and weaknesses of the prospective customer relative to its primary and secondary competitors. The factors we consider include relative pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and comparative capitalization. We also assess the defensibility of a prospect's market position and its opportunity for increasing market share.

    . Regulatory Risks. We follow current regulatory developments in each of our targeted sectors and describe how credit and business risks have changed with the evolution of regulation and what risks are presented by existing and currently proposed regulations.

    . Customer Concentration and Market Risks. We typically determine the values of companies in our target sectors largely based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers.

    . Technology Risks. Companies in certain sectors rely on the acquisition or development of proprietary technology for distribution, production, or administration and others rely on such technology as the products or services that they offer. We also consider the likely positive or negative effect of technological advances on the value of their services.

    Financial and Customer Risk Assessment. As part of our financial and customer risk assessment process, we try to determine comparable levels of risk across industry sectors and customers. Our financial analysis is based on an integrated financial model that is built upon the historical and projected financial performance of a prospect. The model also presents the pro forma post-funding capital structure, along with the sources and uses of funding in the proposed transaction.

    Each model incorporates historical financial results and an underlying set of assumptions for operating margins, growth rates, capital structure, rates of return, working capital investment and fixed asset expenditures. A base case is prepared with assumptions provided by the customer's management. We use alternative sets of assumptions to evaluate the prospect's ability to support different capital structures, growth rates, margins, rates of return, and working capital and fixed asset expenditures. This integrated financial model goes beyond forecasting financial statements by incorporating cash flow coverage forecasts, covenant compliance tests, valuation matrices, and an executive summary, which details investment-specific terms. Financial risk assessment allows us to evaluate a prospect based on our pre-established risk acceptance criteria.

    We also assess the intangible attributes of a transaction typically embodied in a prospect's management's track record, business plan, judgments about its products and other subjective characteristics that may significantly affect the ultimate risk of a transaction. This assessment entails a subjective consideration of the quantitative and qualitative attributes of a prospect considered in the context of its industry sector rather than an assessment based exclusively on past historical financial performance. Quantitative attributes we evaluate include sector-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking. Based on this assessment, we assign a low, medium or high volatility factor to the prospect.

    Investment Structure. In underwriting prospective customers, we also focus on investment structure, payment priority, collateral or asset value, tenor, and financial support from guarantors and other credit enhancements. We use loan structure to mitigate the higher risk associated with a higher volatility factor by requiring better financial and collateral coverage thresholds for those prospects. In most of our loans, we receive a perfected, first priority security interest in substantially all of our customers' assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the customers to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent customers from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the customer to maintain or achieve specified financial ratios such as cash flow leverage, interest coverage and fixed charge coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of representation, breach of covenant, insolvency and change of control. Our direct equity investments at the time they are made are typically pari passu with or senior to the customers' other equity securities.

Flexible Funding

    We recognize that growth-oriented companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. Often these decisions can favorably impact enterprise value at the expense of short-term financial performance. Our "flexible funding" strategy allows us to adjust the return on our capital through risk-based pricing grids that account for shifts in the customer's financial performance associated with these decisions. Our loan structures take into account our customers' potentially varying financial performance so that customers can retain access to committed capital at different stages in their growth and development. We calculate rates of return based on a combination of up-front fees, current and deferred interest rates and residual values in the form of equity interests, such as warrants, appreciation rights or future contract payments. Our internal rates of return on invested capital and the customer's cost of debt capital are generally highest when our customer utilizes high levels of leverage.

    We believe that this method of flexible performance-based pricing allows our customers to build a long-term relationship with us, as a preferred provider. We also believe our approach presents debt as a viable alternative to raising additional equity, which permits our customers to avoid the permanently dilutive effect on existing equity holders associated with equity financing transactions.

    Our loans typically include a variable interest rate component designed to reflect credit risk, which allows the interest rates our customers pay to increase or decrease automatically based on changes in their operating and financial performance. For example, if a customer fails to achieve the operating or financial performance targets set forth in the loan agreement, the interest rate payable on our loan typically increases automatically to reflect the increased credit risk. Conversely, if the customer outperforms, the interest rate payable would typically decrease to reflect our decreased credit risk. However, in such a scenario, our decrease in interest income as a result of the favorable interest rate adjustment is likely to be offset for certain loans by increases in the value of our upside investments, such as warrants, stock appreciation rights or direct equity investments.

Investment Approval Process

    Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve some investments. The four members of our credit committee are Bryan J. Mitchell, Chairman of our board of directors and our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer. Credit committee approval requires the approval of Mr. Merrick and two of the three other members of the credit committee. The investment committee of our board must approve loans to any customer exceeding $10 million and all equity investments. The two directors currently on the investment committee are Joseph
H. Gleberman and Wallace B. Millner, III. Upon completion of this offering, the members of our investment committee will be Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner and Merrick.

Loan Servicing

    After a loan is approved and funded, the underwriting team, along with the loan administration group and the compliance group, remain involved in the transaction by reviewing covenant compliance and quarterly financial performance and by collecting additional industry sector data for inclusion in our databases.

    Loan Administration Group. This group administers the loans on our loan administration system and is responsible for:

    . funding the loans in accordance with the credit committee's and, if applicable, investment committee's approval;

    . recording the loans into our loan administration system;

    . ensuring that billing and collections are done in an accurate and timely fashion;

    . collecting on past due accounts; and

    . maintaining the collateral that is in our possession.

    Compliance Administration Group. This group tracks covenant compliance and oversees a monthly review of our critical functions to ensure adherence with our internal policies and procedures. The compliance administration staff is responsible for:

    . reviewing the credit agreement to ensure that the final loan documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising the credit committee of any deviations;

    . ensuring that the customer compliance package is prepared in accordance with the loan covenant requirements;

    . inputting the customer's financial statements into our tracking schedules and entering the loan covenants into the covenant tracking system;

    . ensuring the mathematical accuracy of all covenant requirements;

    . reviewing the customer's financial statements to ensure that the customer performs in accordance with our expectations;

    . reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

    . plotting the customer's actual performance against our risk acceptance criteria grids each quarter to ensure that the risk rating is still appropriate; and

    . preparing annual reviews and biannual collateral valuation updates for each customer.

    Loan Monitoring and Restructuring Procedures. We monitor individual customer's financial trends in order to assess the appropriate course of action for each customer and to evaluate overall portfolio quality. Our underwriting team and compliance administration group closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly basis. Because we are a provider of long-term privately negotiated investment capital to high-growth companies, we do not believe payment delinquencies and other contract exceptions are necessarily an indication of credit quality or the need to pursue remedies or an active workout of a portfolio investment.

    When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, the compliance administration group along with the deal sponsors will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and our compliance administration group will begin to more actively monitor the investment. In many instances, either in the event of a payment or other default, our deal sponsors together with our compliance administration group will formulate strategies to optimize the resolution process and begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of default outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

    When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and stop recognizing interest income on that loan until all principal has been paid. However, we will make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, this interest income is included in taxable income. See "Certain U.S. Federal Income Tax Considerations--Taxation as a Regulated Investment Company".

    At September 30, 2001, impaired loans (loans for which it is probable that not all amounts owed will be collected) totaled approximately $6.6 million, or 1.1% of total loans. The amount of impaired loans also constituted the total amount of non-accrual loans. At September 30, 2001, there were no loans that would be considered troubled debt restructurings, and there were no loans greater than 90 days past due. At December 31, 2000, 1999, and 1998, no loans were considered impaired or on non-accrual status or loans that would be considered troubled debt restructurings. We believe our allowance for loan losses is adequate to cover any losses inherent in these loans.

    Since June 1998, when we began operating as an independent company, through September 30, 2001, our total loan charge-offs have equaled $6.4 million. We expect to record additional charge-offs for tax and accounting purposes prior to our conversion to a business development company of approximately $5.6 million to $8.6 million, representing losses relating to certain loans for which we previously provided an allowance for loan losses. As of September 30, 2001, our allowance for loan losses was $13.8 million, which we believe is sufficient to cover probable future losses in our current portfolio, net of recoveries. See "Conversion to Business Development Company and Regulated Investment Company Status".

Portfolio Overview

    Our investments consist primarily of senior secured commercial loans. After this offering, we intend to increase gradually our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. Some of our loans include warrants, options, success fees and other equity-like features. At September 30, 2001, our largest customer represented approximately 4.0% of the total fair value of our investments and our 10 largest customers represented approximately 31.2%. Our customer base includes primarily small- and medium-sized private companies in the media, communications, technology and information services industry sectors. The proceeds of the loans to these companies are generally used for buyouts, growth, acquisitions, liquidity, refinancings and restructurings. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies. Our debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 400 to 1400 basis points above LIBOR, in some cases, a portion of which may be deferred. The weighted average interest coupon yield of our portfolio at September 30, 2001 was 10.1%. In the future, we also intend to invest in subordinated secured debt instruments, which we expect will provide for a contractual rate of interest between 14% and 25%, in some cases, a portion of which may be deferred. Our loans generally have stated maturities at origination that range from 3 to 7 years. The weighted average maturity of our entire loan portfolio at September 30, 2001 was approximately 5.8 years. The weighted average maturity of our loan portfolio excluding our investments in the newspaper sub-sector was 4.7 years. Our customers typically pay us an origination fee based on a percentage of the commitment amount, and in most instances our customers are permitted to prepay our loans without penalty. They also often pay us a fee based on any undrawn commitments.

    At September 30, 2001, approximately 50% of our loans had associated warrants or an option to purchase warrants, appreciation rights or other equity interests or other provisions designed to provide us with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be exchanged as the exercise price for the option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us to register the securities after a public offering. We intend to continue to obtain equity and equity-like instruments with similar features from our customers.

    In most cases, the warrants and options to purchase warrants have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants and options to purchase warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer's board of directors if and when we exercise the warrants. The warrants and options to purchase warrants are generally freely transferable in accordance with applicable law, although some of the warrants and options to purchase warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to equity and equity-like investments we make in the future.

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

Investment Rating System

    In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating.

Rating Summary Description
------ -------------------
  1    Capital gain expected
  2    Full return of principal and interest or dividend expected with customer performing in accordance with plan
  3    Full return of principal and interest or dividend expected but customer requires closer monitoring
  4    Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
  5    Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

    Our compliance group monitors and, when appropriate, recommends changes to investment ratings. Our president and chief credit officer review the recommendations and affirm or change the investment ratings at least quarterly.

    The following table shows both the cost on our financial statements and the fair value of our investments on the 1 to 5 investment rating scale, as of September 30, 2001:

                Distribution of Portfolio by Investment Rating
                                (in thousands)

                              Cost at         Fair Value at
                         September 30, 2001 September 30, 2001
                         -----------------  -----------------
                                    % of               % of
                  Rating  Amount  Portfolio  Amount  Portfolio
                  ------ -------- --------- -------- ---------
                    1    $168,235    27.2%  $169,720    28.3%
                    2     192,703    31.1    192,640    32.1
                    3     182,036    29.4    181,655    30.3
                    4      66,085    10.7     53,881     9.0
                    5       9,687     1.6      1,571     0.3
                         --------   -----   --------   -----
                         $618,746   100.0%  $599,467   100.0%

                                  Competition

    We compete with a large number of financial services companies, including specialty and commercial finance companies, commercial banks and private mezzanine funds, and other sources of financing such as private equity funds, venture capital companies, investment banks and other equity and non-equity based investment funds. Although we do not have a direct competitor that competes in all of our product lines and geographic regions, we compete with financial services companies who target some of our chosen industry sectors or geographic areas, or who may only provide corporate finance services to larger companies. Some of the companies we have competed with in the past include community banks that are located in our customers' and targeted prospects' home markets. These community banks typically do not focus on our target industry sectors. We also compete against regional and national financial institutions. These include banks such as FleetBoston Financial Corporation, Union Bank of California, Comerica Bank, Silicon Valley Bank and Wells

Fargo & Company; commercial finance companies such as Heller Financial, Inc. and Coast Business Credit; and finance subsidiaries of large industrial corporations such as General Electric Capital Corporation, The CIT Group and Textron Financial Corporation.

    We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make senior secured commercial loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

    . our insight into our customers' business needs that we derive from information, analytics and effective interaction between our customers' decision makers and our knowledgeable professionals; and

    . our offering of capital coupled with an expanded range of corporate finance services and information products designed to enhance our customers' business prospects.

                               Our Subsidiaries

    We conduct some of our activities through our wholly owned subsidiaries, MCG Finance Corporation and MCG Finance Corporation II. We provide ongoing marketing, relationship management and loan servicing activities for our wholly owned special purpose finance subsidiary, MCG Finance Corporation pursuant to a management, underwriting and servicing agreement that terminates on December 31, 2005. These services include assistance with respect to the collection, enforcement and disposition of the loans and investments in the portfolio and customary underwriting and marketing services for potential new loans and investments. MCG Finance Corporation pays us sourcing and incentive fees and reimburses us for expenses. Loans and investments that are funded by MCG Finance Corporation must satisfy criteria, including with respect to commitment amount, sector and sub-sector concentration, credit risk, collateral and payment performance. These criteria are established in our loan agreements and credit policy and lending standards.

    We also originate loans and sell them to MCG Finance Corporation II, another wholly owned special purpose finance subsidiary. MCG Finance Corporation II in turn sells the loans to MCG Master Trust, a Delaware business trust we formed in connection with the securitization facility we established in June 2000. The loans MCG Finance Corporation II sells to MCG Master Trust must satisfy specific criteria, including commitment amount, sector and sub-sector concentration, credit risk, collateral and payment performance. These criteria are established in our loan agreements and credit policy and lending standards.

    Prior to our election to be treated as a regulated investment company, we expect to restructure MCG Finance Corporation and MCG Finance Corporation II, subject to lender consent, so that each will no longer be subject to corporate-level tax.

                              Investment Policies

    The following restrictions are our only "fundamental" policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. See "Regulation as a Business Development Company".

    We will not:

    . act as an underwriter of securities of other issuers, except to the extent that we may be deemed an "underwriter" of securities (i) purchased by us that must be registered under the 1933 Act before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

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

    . purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

    . sell securities short in an uncovered position;

    . write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

    . engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

    . acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

    Accordingly, all of the other investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not fundamental. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

    Other than the restriction pertaining to the issuance of senior securities discussed earlier, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

    We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our "qualifying assets" is less than 70% of the value of our total assets. For a summary definition of "qualifying assets," see "Regulation as a Business Development Company".

    We propose to concentrate our investments in the media, communications, technology and information services industry sectors. From time to time, we may add new sectors or subsectors.

    We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, as long as we meet a coverage ratio of total assets to total senior securities of at least 200% after each issuance of senior securities. Senior securities include all of our borrowings and any preferred stock we may issue in the future. See "Regulation as a Business Development Company".

                                   Employees

    As of September 30, 2001, we employed 58 employees in our three offices, including investment and portfolio management professionals, operations professionals, legal counsel, and administrative staff. Of the 58 employees, 45 are based in our Arlington, Virginia office, 6 are based in our Boston, Massachusetts office and 7 are based in our Richmond, Virginia office. We believe that our relations with our employees are good.

                              Investment Adviser

    We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under "--Operations--Investment Approval Process" above. None of our executive officers or other employees have the authority to individually approve any investment.

                   Brokerage Allocation and Other Practices

    Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business.

                               Legal Proceedings

    We are not a party to any pending material legal proceedings.

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

                              PORTFOLIO COMPANIES

    The following table sets forth certain information as of September 30, 2001, regarding each portfolio company in which we have a debt or equity investment, based on information available to us as of September 30, 2001. We make available significant managerial assistance to our portfolio companies. No portfolio company accounts for more than 5% of our assets. The general terms of our loans and other investments are described in "Business--Underwriting--Investment Structure", "Business--Flexible Funding'' and "Business--Portfolio Overview''. Other than these investments, our only relationships with our portfolio companies are:

    . the consulting services we provide separately to the portfolio companies indicated by footnote 8 in the table below, which services are typically ancillary to our investments and which produced aggregate revenues of approximately $1.0 million for the nine months ended September 30, 2001 and $0.2 million during 2000;

    . ownership of our capital stock by some of the affiliates of the portfolio companies indicated by footnote 9 in the table below, which, as of September 30, 2001, represented in the aggregate less that 1% of our common stock on a fully diluted basis; and

    . the service by our professionals on the board of directors of the portfolio companies indicated by footnote 13 in the table below.

                                                                            Percentage of                Value of
                                                              Title of      Class Held On    Cost       Investment
         Name and Address of            Nature of Its    Securities Held by Fully Diluted  (in 000s)    (in 000s)
          Portfolio Company           Principal Business   the Company(1)     Basis(2)    (unaudited) (unaudited)(3)
---------------------------------------------------------------------------------------------------------------------
The Adrenaline Group, Inc.(4)         Technology            Senior Debt           --        $1,500        $1,500
1445 New York Avenue, N.W.,
4th Floor                                                   Warrants to          4.6%            0             0
Washington, DC 20005                                        purchase
                                                            Common Stock
---------------------------------------------------------------------------------------------------------------------
Alarm Management II LLC(4)            Security Alarms       Senior Debt           --         1,800         1,800
36528 Grand River
Suite A-2
Farmington Hills, MI 48335
---------------------------------------------------------------------------------------------------------------------
AMI Telecommunications Corporation(4) Telecommunications    Senior Debt           --        10,588        10,588
937 Tahoe Blvd., Suite 120
Incline Village, NV 89452                                   Common Stock         5.1%          200             0
---------------------------------------------------------------------------------------------------------------------
Badoud Enterprises, Inc.(4)           Newspaper             Senior Debt           --        11,450        11,450
11260 Longwater Chase Court
Fort Myers, FL 33908
---------------------------------------------------------------------------------------------------------------------
Barcom Inc., and US Alarm Inc.        Security Alarms       Senior Debt           --         3,885         3,885
923 North Belt West
Swansee, IL 62226
---------------------------------------------------------------------------------------------------------------------
Belvoir Publications, Inc.            Publishing            Senior Debt           --         1,300         1,300
75 Holly Hill Lane
Greenwich, CT 06836
---------------------------------------------------------------------------------------------------------------------
Biznessonline.com, Inc.(4)(5)(7)      Telecommunications    Senior Debt           --        17,423        12,602
1720 Route 34
PO Box 1347                                                 Common Stock         5.7%           18            59
Wall, NJ 07719                                                                  19.2%
                                                            Warrants to                        117            92
                                                            purchase
                                                            Common Stock
---------------------------------------------------------------------------------------------------------------------
Boucher Communications, Inc.(4)       Publishing            Senior Debt           --         2,450         2,450
1300 Virginia Drive, Suite 400
Ft. Washington, PA 19034                                    Appreciation          --             0           273
                                                            Rights
---------------------------------------------------------------------------------------------------------------------
Bridgecom Holdings, Inc.(4)(8)        Telecommunications    Senior Debt           --        17,820        17,820
116 Radio Circle, Suite 300
Mt. Kisco, NY 10549                                         Warrants to         12.7%            0            23
                                                            purchase
                                                            Common Stock
---------------------------------------------------------------------------------------------------------------------

                                                                        Percentage of                Value of
                                                          Title of      Class Held On    Cost       Investment
       Name and Address of          Nature of Its    Securities Held by Fully Diluted  (in 000s)    (in 000s)
        Portfolio Company         Principal Business   the Company(1)     Basis(2)    (unaudited) (unaudited)(3)
-----------------------------------------------------------------------------------------------------------------
Brill Media Holdings, L.P.(4)     Publishing         Senior Debt              --        10,211        10,211
521 Fifth Avenue, 11th Floor
New York, NY 10175                                   Appreciation             --             0             0
                                                     Rights
-----------------------------------------------------------------------------------------------------------------
Brookings Newspapers, L.L.C.(4)   Newspaper          Senior Debt              --         3,600         3,600
211 Highway 38 East
Rochelle, IL 61068
-----------------------------------------------------------------------------------------------------------------
BuyMedia Inc.                     Telecommunications Warrants to             1.5%            0           186
462 Danbury Road                                     purchase
Milton, CT 06897-2126                                Common Stock
-----------------------------------------------------------------------------------------------------------------
Cambridge Information Group,      Information        Senior Debt              --        19,634        19,634
Inc.(4)(8)(9)                     Services
7200 Wisconsin Avenue
Bethesda, MD 20814
-----------------------------------------------------------------------------------------------------------------
CCG Consulting, LLC(10)           Consulting         Senior Debt              --         1,271         1,271
6811 Kenilworth Avenue,
Suite 302                                            Warrants to            22.6%            0           297
Riverdale, MD 20737                                  purchase
                                                     membership
                                                     interest in LLC

                                                     Option to               5.8%            0             0
                                                     purchase
                                                     additional equity
-----------------------------------------------------------------------------------------------------------------
Community Media Group, Inc.(4)(9) Newspaper          Senior Debt              --        13,729        13,729
805 South Logan
West Frankfort, IL 62896
-----------------------------------------------------------------------------------------------------------------
Connective Corp.(5)               Publishing         Common Stock            1.2%           57            61
250 West 57th Street,
Suite 1514
New York, NY 10107
-----------------------------------------------------------------------------------------------------------------
Corporate Legal Times L.L.C.      Publishing         Senior Debt              --         4,773         4,773
West Randolph Street, Suite 500E
Chicago, IL 60611                                    Warrants to            20.0%          153           112
                                                     purchase
                                                     membership
                                                     interest in LLC
-----------------------------------------------------------------------------------------------------------------
Costa De Oro Television, Inc.     Broadcasting       Senior Debt              --         3,067         3,067
2323 Corinth Avenue
Los Angeles, CA 90064
-----------------------------------------------------------------------------------------------------------------
Country Media, Inc.               Newspaper          Senior Debt              --         8,424         8,424
1317 West 42nd Street
Scottsbluff, NE 69361                                Common Stock            6.3%          100           195
-----------------------------------------------------------------------------------------------------------------
Creatas, L.L.C.(4)                Information        Senior Debt              --        13,824        13,824
6000 N. Forest Park Drive         Services
Peoria, IL 61614                                     Membership             20.0%          100           100
                                                     interest in LLC
-----------------------------------------------------------------------------------------------------------------
Creative Loafing, Inc.(4)         Newspaper          Senior Debt              --        16,507        16,507
750 Willoughby Way
Atlanta, GA 30312
-----------------------------------------------------------------------------------------------------------------
Crescent Publishing Company LLC   Publishing         Senior Debt              --        13,573        13,573
Overlook Executive Park Suite 1-C
109 Laurens Road
Greenville, SC 29607
-----------------------------------------------------------------------------------------------------------------

                                                                  Title of     Percentage of                Value of
                                                                 Securities    Class Held On    Cost       Investment
            Name and Address of               Nature of Its      Held by the   Fully Diluted  (in 000s)    (in 000s)
             Portfolio Company              Principal Business   Company(1)      Basis(2)    (unaudited) (unaudited)(3)
------------------------------------------------------------------------------------------------------------------------
Dowden Health Media, Inc.                   Publishing         Senior Debt           --         1,600         1,600
110 Summit Avenue
Montvale, NJ 07645
------------------------------------------------------------------------------------------------------------------------
Edgell Communications, Inc.(4)              Publishing         Senior Debt           --           570           570
4 Middlebury Blvd.
Randolph, NJ 07869-1111
------------------------------------------------------------------------------------------------------------------------
The e-Media Club, LLC                       Media Investment   Membership           0.8%           90            90
402 Maple Avenue                            Group              interest in LLC
Vienna, VA 22180
------------------------------------------------------------------------------------------------------------------------
Executive Enterprise Institute, LLC(4)      Business           Membership          15.0%          301           301
Two Shaw's Cove, Suite 103                  Conferences        interest in LLC
New London, CT 10010
------------------------------------------------------------------------------------------------------------------------
Fawcette Technical Publications Holdings(4) Publishing         Senior Debt           --        11,997        10,997
209 Hamilton Avenue
Palto Alto, CA 94301                                           Warrants to          4.9%            0             0
                                                               purchase
                                                               Common Stock
------------------------------------------------------------------------------------------------------------------------
Financial Technologies Holdings, Inc.(4)    Technology         Senior Debt           --        20,500        20,500
22 Cortland Street
New York, NY 10007                                             Warrants to          4.2%            0             0
                                                               purchase
                                                               Common Stock
------------------------------------------------------------------------------------------------------------------------
Halcyon Business Publications, Inc.         Publishing         Senior Debt           --           367           367
400 Post Avenue, Suite 304
Westbury, NY 11590
------------------------------------------------------------------------------------------------------------------------
I-55 Internet Services, Inc.                Telecommunications Senior Debt           --         3,764         3,764
211 E. Thomas Street
Hammond, LA 70401                                              Warrants to          7.5%            0             0
                                                               purchase
                                                               Common Stock
------------------------------------------------------------------------------------------------------------------------
IDS Telcom LLC                              Telecommunications Senior Debt           --        16,871        16,871
1525 Northwest 167th St.,
Suite 200                                                      Warrants to         11.0%          375           742
Miami, FL 33169                                                purchase
                                                               membership
                                                               interest in LLC
------------------------------------------------------------------------------------------------------------------------
Images.com, Inc.                            Information        Senior Debt           --         2,550         2,550
16 West 19th Street                         Services
New York, NY 10011
------------------------------------------------------------------------------------------------------------------------
Information Today, Incorporated             Publishing         Senior Debt           --         7,000         7,000
143 Old Mariton Pike
Medford, NJ 08055
------------------------------------------------------------------------------------------------------------------------
Intellisec Holdings, Inc.(4)                Security Alarms    Senior Debt           --        13,385        13,385
429 Santa Monica Blvd.,
Suite 610                                                      Warrants to          8.5%            0             0
Santa Monica, CA 90401                                         purchase
                                                               Common Stock
------------------------------------------------------------------------------------------------------------------------
James E. Fawcette                           Publishing         Senior Debt           --           600           600
209 Hamilton Avenue
Palo Alto, CA 94301
------------------------------------------------------------------------------------------------------------------------
JMP Media, L.L.C.                           Broadcasting       Senior Debt           --        15,792        15,792
3131 North University Street
Peoria, IL 61604-1386
------------------------------------------------------------------------------------------------------------------------

                                                                                  Percentage of                Value of
                                                                   Title of       Class Held On    Cost       Investment
           Name and Address of              Nature of Its     Securities Held by  Fully Diluted  (in 000s)    (in 000s)
            Portfolio Company             Principal Business    the Company(1)      Basis(2)    (unaudited) (unaudited)(3)
---------------------------------------------------------------------------------------------------------------------------
Joseph C.- Millstone                      Telecommunications Senior Debt                --           500           500
1525 Northwest 167th Street,
Suite 200
Miami, FL 33169
---------------------------------------------------------------------------------------------------------------------------
The Joseph F. Biddle Publishing           Newspaper          Senior Debt                --        14,207        14,207
Company(4)
325 Penn Street
Huntington, PA 16652
---------------------------------------------------------------------------------------------------------------------------
Kings III of America, Inc., North America Security Alarms    Senior Debt                --         4,997         4,997
751 Canyon Drive, Suite 100
Coppell, TX 75019
---------------------------------------------------------------------------------------------------------------------------
The Korea Times Los Angeles, Inc.         Newspaper          Senior Debt                --        12,037        12,037
4525 Wilshire Blvd.
Los Angeles, CA 90010
---------------------------------------------------------------------------------------------------------------------------
Manhattan Telecommunications              Telecommunications Senior Debt                --        17,519        17,519
Corporation
44 Wall Street, 14th Floor                                   Warrants to purchase     17.9%          647           497
New York, NY 10005                                           Common Stock
---------------------------------------------------------------------------------------------------------------------------
McGinnis-Johnson Consulting, LLC          Newspaper          Subordinated Debt          --         7,642         7,642
130 W. Superior Street
Duluth, MN 55802
---------------------------------------------------------------------------------------------------------------------------
Midwest Towers Partners, LLC(4)           Telecommunications Senior Debt                --        16,145        16,145
11950 West Lake Park Drive, Suite 200     Towers
Milwaukee, WI 53224
---------------------------------------------------------------------------------------------------------------------------
Miles Media Group, Inc.(4)                Publishing         Senior Debt                --         7,950         7,950
3675 Clarke Road
Sarasota, FL 34233-2358                                      Warrants to purchase     14.6%           20           426
                                                             Common Stock
---------------------------------------------------------------------------------------------------------------------------
Minnesota Publishers, Inc.(4)             Newspaper          Senior Debt                --        14,250        14,250
914 E. Channing Avenue
Fergus Falls, MN 56537
---------------------------------------------------------------------------------------------------------------------------
Murphy McGinnis                           Newspaper          Senior Debt                --        14,000        14,000
Media, Inc.(4)
130 W. Superior Street
Duluth, MN 55802
---------------------------------------------------------------------------------------------------------------------------
NBG Radio                                 Broadcasting       Senior Debt                --         6,248         6,248
Networks, Inc.(5)(12)                                        Warrants to purchase     25.2%            0             0
520 SW Sixth Avenue,                                         Common Stock
Suite 750
Portland, OR 97204
---------------------------------------------------------------------------------------------------------------------------
Netplexus Corporation(13)                 Technology         Senior Debt                --         3,500         2,500
10201 Lee Highway
Fairfax, VA 22030                                            Preferred Stock          51.0%          766             0
                                                             Warrants to purchase
                                                             Common Stock              8.3%            0             0
---------------------------------------------------------------------------------------------------------------------------

                                                                        Percentage of                Value of
                                                         Title of       Class Held On    Cost       Investment
      Name and Address of         Nature of Its     Securities Held by  Fully Diluted  (in 000s)    (in 000s)
       Portfolio Company        Principal Business    the Company(1)      Basis(2)    (unaudited) (unaudited)(3)
-----------------------------------------------------------------------------------------------------------------
New Century Companies,          Publishing         Senior Debt                 --          187           187
Inc.(4)(5)                                                                   3.0%                        462
2329 S. Purdue Avenue                              Common Stock             11.9%          157
Los Angeles, CA 90064                                                                                     66
                                                   Preferred Stock           0.6%            0
                                                                                                          69
                                                   Warrants to purchase                      0
                                                   Common Stock
-----------------------------------------------------------------------------------------------------------------
nii communications, Inc.(4)(14) Telecommunications Senior Debt                 --        5,156         5,156
1717 North Loop 1604 East,                                                                               157
Suite 250                                          Common Stock              3.1%          400
San Antonio, TX 78232                                                                                  1,013
                                                   Warrants to              35.2%          747
                                                   purchase
                                                   Common Stock
-----------------------------------------------------------------------------------------------------------------
New Northwest                   Broadcasting       Senior Debt                 --       10,815        10,815
Broadcasters,Inc.(4)
15405 S.E. 37th Street,
Suite 130
Bellevue, WA 98006
-----------------------------------------------------------------------------------------------------------------
Newsletter Holdings, LLC(4)     Publishing         Senior Debt                 --        1,480         1,480
1750 Old Meadow Road, #300
McLean, VA 22102
-----------------------------------------------------------------------------------------------------------------
NOW Communications, Inc.(4)     Telecommunications Senior Debt                 --        4,319         4,319
1695 Hight Street, Suite B
Jackson, MS 39202                                  Warrants to purchase     10.0%            0            69
                                                   Common Stock
-----------------------------------------------------------------------------------------------------------------
Pacific-Sierra Publishing, Inc. Newspaper          Senior Debt                 --       24,103        24,103
303 North G Street
Merced, CA 95341
-----------------------------------------------------------------------------------------------------------------
Pfingsten Publishing, LLC(4)    Publishing         Senior Debt                 --       15,225        15,225
330 N. Fourth Street, 2nd Floor
St. Louis, MO 63102
-----------------------------------------------------------------------------------------------------------------
Powercom Corporation(4)         Telecommunications Senior Debt                 --        3,876         3,876
1807 N. Center Street
PO Box 638                                         Warrants to purchase      9.6%          139            65
Beaver Dam, WI 53916-0638                          Class A Common
                                                   Stock
-----------------------------------------------------------------------------------------------------------------
R.R. Bowker LLC                 Information        Senior Debt                 --       15,000        15,000
121 Chanion Road                Services                                    14.0%          882
New Providence, NJ 07974                           Warrants to purchase                                  882
                                                   Common Stock
-----------------------------------------------------------------------------------------------------------------
Rising Tide Holdings LLC(4)     Publishing         Senior Debt                 --        3,071         1,571
307 West 36th Street,
10th Floor                                         Warrants to               6.3%            0             0
New York, NY 10018                                 purchase
                                                   membership
                                                   interest in LLC
-----------------------------------------------------------------------------------------------------------------
Robert N. Snyder                Information        Senior Debt                 --        1,300         1,300
7200 Wisconsin Avenue           Services
Bethesda, MD 20814
-----------------------------------------------------------------------------------------------------------------

                                                                           Percentage of                Value of
                                                             Title of      Class Held On    Cost       Investment
        Name and Address of            Nature of Its    Securities Held by Fully Diluted  (in 000s)    (in 000s)
         Portfolio Company           Principal Business   the Company(1)     Basis(2)    (unaudited) (unaudited)(3)
--------------------------------------------------------------------------------------------------------------------
Sabot Publishing, Inc.(4)            Publishing          Senior Debt              --        9,823         9,823
301 Concourse Blvd., Suite 240
Glen Allen, VA 23059
--------------------------------------------------------------------------------------------------------------------
Stonebridge Press, Inc.(4)           Newspaper           Senior Debt              --        5,436         5,436
25 Elm Street
Southbridge, MA 01550
--------------------------------------------------------------------------------------------------------------------
Sunshine Media Corp.(4)              Publishing          Senior Debt              --       12,987        12,987
1540 E. Maryland Avenue,
Suite 200                                                Membership            12.8%          500           500
Phoenix, AZ 85014                                        interest in LLC
                                                         Class A

                                                         Warrants to          100.0%            0             0
                                                         purchase
                                                         membership
                                                         interest in LLC
                                                         Class B
--------------------------------------------------------------------------------------------------------------------
Talk America Holdings, Inc.(4)(5)(8) Telecommunications  Senior Debt              --       20,000        20,000
12020 Sunrise Valley Drive,
Suite 250                                                Common Stock           1.5%        1,050           529
Reston, VA 20191
                                                         Warrants to            0.6%           25             0
                                                         purchase
                                                         Common Stock
--------------------------------------------------------------------------------------------------------------------
TGI Group, LLC                       Information         Senior Debt              --        7,920         7,920
737 Pearl Street,                    Services
Suite 201                                                Warrants to            5.0%          126             0
La Jolla, CA 92037                                       purchase
                                                         membership
                                                         interest in LLC
--------------------------------------------------------------------------------------------------------------------
THE Journal, LLC                     Publishing          Senior Debt              --        3,161         3,161
17501 E. 17th Street,
Suite 230
Tustin, CA 92780
--------------------------------------------------------------------------------------------------------------------
Tower Resource                       Telecommunications  Senior Debt              --        1,057         1,057
Management, Inc.(4)                  Towers
979 South High Street                                    Warrants to            8.3%            0             0
Columbus, OH 43206                                       purchase
                                                         Common Stock
--------------------------------------------------------------------------------------------------------------------
Unifocus, Inc.(4)                    Information         Senior Debt              --        3,300         3,300
3150 Premier Drive,                  Services
Suite 120                                                Warrants to           15.0%          139           373
Irving, TX 75063                                         purchase equity
--------------------------------------------------------------------------------------------------------------------
UMAC, Inc.(13)(16)                   Publishing          Common Stock         100.0%        7,341         7,341
731 Market Street,
2nd Floor
San Francisco, CA 94193
--------------------------------------------------------------------------------------------------------------------
ValuePage Holdings, Inc.(4)          Telecommunications  Senior Debt              --       19,521         8,472
2510 Lakeland Terrace,
Suite 200
Jackson, MS 39216
--------------------------------------------------------------------------------------------------------------------

                                                                    Percentage of                Value of
                                                      Title of      Class Held On    Cost       Investment
     Name and Address of        Nature of Its    Securities Held by Fully Diluted  (in 000s)    (in 000s)
      Portfolio Company       Principal Business   the Company(1)     Basis(2)    (unaudited) (unaudited)(3)
-------------------------------------------------------------------------------------------------------------
VS&A-PBI Holding LLC(4)       Publishing          Senior Debt              --       12,417        12,417
350 Park Avenue
New York, NY 10022                                Membership             0.8%          500            50
                                                  interest in LLC
-------------------------------------------------------------------------------------------------------------
WirelessLines, Inc.(4)        Telecommunications  Senior Debt              --        6,150         6,150
1653 S. La Cienega Blvd.
Los Angeles, CA 90035                             Warrants to            5.0%            0             0
                                                  purchase
                                                  Common Stock
-------------------------------------------------------------------------------------------------------------
Witter Publishing Corporation Publishing          Senior Debt              --        2,726         2,726
84 Park Avenue
Flemington, NJ 08822                              Warrants to            9.6%           78            89
                                                  purchase
                                                  Common Stock
-------------------------------------------------------------------------------------------------------------
WMAC, Inc.(11)(13)            Publishing          Common Stock         100.0%        4,500         4,500
135 West 50th St.
New York, NY 10020                                Senior Debt              --        6,718         6,718
-------------------------------------------------------------------------------------------------------------
Wyoming Newspapers, Inc.(4)   Newspaper           Senior Debt              --       12,650        12,650
211 Highway 38 East
Rochelle, IL 61068
-------------------------------------------------------------------------------------------------------------

Total Portfolio.................................................................................  618,746   599,467
Allowance for loan losses(17)...................................................................  (13,815)      N/A
Unrealized -gain/loss--derivatives(18)..........................................................    1,380       N/A
Unrealized -gain/loss--marketable securities(19)................................................     (520)      N/A
                                                                                                 --------  --------
Investments net of allowance for loan losses and unrealized gain/loss derivatives and unrealized
 gain/loss marketable securities-.............................................................. $605,791  $599,467
                                                                                                 ========  ========

--------
 (1)Some of the warrants listed below are structured as options to purchase warrants. Such options are freely exercisable by us at any time.
 (2)The "percentage of class held on a fully diluted basis" represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on outstanding share information as of September 30, 2001 (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company's most recent public filings with the Commission.
 (3)Value refers to market value or fair value.
 (4)Some of the listed securities are issued by affiliates of the listed portfolio company.
 (5)This is a public company.
 (6)Intentionally omitted.
 (7)Biznessonline.com, Inc. is a Delaware corporation.
 (8)We provide consulting services to this portfolio company.
 (9)Some of the affiliates of the listed portfolio company own shares of our common stock.
(10)CCG Consulting, LLC is a limited liability company organized under the laws of the State of Maryland.
(11)In August 2001, we foreclosed on the assets of MacDonald Communication Corporation and transferred them to WMAC, Inc., a wholly owned subsidiary of MCG Finance Corporation.
(12)NBG Radio Networks, Inc. is an Oregon corporation.
(13)We hold a board position in this portfolio company.
(14)nii Communications, Inc. is a Delaware corporation.
(15)In July 2001, we purchased substantially all of the remaining assets of North American Telecommunications in a sale transaction under Section 363 of the Bankruptcy Code. The purchase price for these assets was satisfaction of part of the debt owed to us. We are in the process of selling most of these assets to third parties.
(16)In September 2001, we foreclosed on the assets of Upside Media, Inc. and transferred them to UMAC, Inc., a wholly owned subsidiary of MCG Finance Corporation.
(17)As an ordinary corporation, we maintained an allowance for loan losses to absorb credit losses.
(18)As an ordinary corporation, SFAS No. 133 on derivatives requires us to carry certain warrant positions at fair value with changes reflected in income.
(19)As an ordinary corporation, we are required to carry marketable securities at market with changes reflected directly through retained earnings.

                       DETERMINATION OF NET ASSET VALUE

    We intend to determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. At the time of this offering, we will not have any preferred stock outstanding.

    Portfolio assets for which market prices are available will be valued at those prices. However, most of our assets were acquired in privately negotiated transactions and have no readily determinable market values. They will be carried at fair value as determined by our board of directors under our valuation policy. The valuation committee of our board of directors will review our loans and investments and will make recommendations to our board of directors.

    As a general rule, we will not value our loans above cost, but loans will be subject to depreciation events when the asset is considered impaired. Also, our valuation of our equity securities may increase if circumstances warrant. With respect to private equity securities, each investment will be valued using industry valuation benchmarks, and then the value will be assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted and unrestricted publicly traded securities may be valued at discounts from the public market value due to restrictions on sale, the size of our investment or market liquidity concerns.

    A substantial portion of our assets will consist of securities carried at fair value determined by our board of directors. Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current auditing standards, the notes to our consolidated financial statements after we elect to be a business development company will refer to the uncertainty with respect to the possible effect of these valuations on our consolidated financial statements.

                                  MANAGEMENT

    Our board of directors is responsible for managing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, compensation committee and an investment committee. Before the completion of this offering, our board will also establish a nominating committee and a valuation committee.

    Our officers and senior investment professionals manage our portfolio. Although these investment professionals do not have any experience managing a business development company or a regulated investment company, they do have extensive experience in managing investments in private small- and medium-sized businesses in the media, communications, technology and information services industry sectors and in diverse geographic locations, and are knowledgeable about our approach of lending and investing. Our lending decisions for loans up to $10 million are made by our credit committee, which includes some members of our board of directors. Our investment committee of our board of directors makes lending decisions with respect to loans exceeding $10 million and all decisions relating to equity investments. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

                        Structure of Board of Directors

    Our restated certificate of incorporation, to be effective immediately prior to the completion of this offering, provides that our board of directors will be no less than five directors and no greater than eleven directors. In addition, our bylaws, to be effective immediately prior to the completion of this offering, require the affirmative vote of 75% of the entire Board of Directors to fix the number of directors at more than eleven or less than seven so long as any of Goldman Sachs & Co., Vestar Capital Partners and Soros Fund Management continue to beneficially own at least five percent of our outstanding shares of common stock at all times. These bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation to be effective immediately prior to the completion of this offering permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Immediately prior to the completion of the offering, our board of directors will be classified into three approximately equal classes with three-year terms as follows: Class I, whose initial term will expire at the annual meeting of stockholders to be held in 2002; Class II, whose initial term will expire at the annual meeting of stockholders to be held in 2003; and Class III, whose initial term will expire at the annual meeting of stockholders to be held in 2004. The members of Class I, Class II and Class III are set forth below. At each annual meeting of stockholders after the initial classification, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

                                   Directors

    Information regarding our board of directors, which will initially have nine members is as follows:

                                                           Director Expiration
Name                    Age            Position             Since    of Term
----                    --- ------------------------------ -------- ----------
Bryan J. Mitchell(1)... 40  Chairman & Chief                 1998      2002
                            Executive Officer
Steven F. Tunney(1).... 40  Director, President, Chief       1999      2004
                            Operating Officer, and
                            Treasurer
Robert J. Merrick(1)... 56  Director, Chief Credit Officer   1998      2002
Norman W. Alpert....... 42  Director                         2000      2004
Jeffrey M. Bucher...... 68  Director                         2001      2003
Kenneth J. O'Keefe..... 46  Director                         2001      2003
Joseph H. Gleberman(1). 43  Director                         1998      2004
Wallace B. Millner, III 62  Director                         1998      2002
Michael A. Pruzan...... 36  Director                         2000      2003

--------
(1)Interested persons of MCG, as defined in the 1940 Act.

    Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209.

                              Executive Officers

    Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 800, Arlington, VA 22209. Information regarding our executive officers is as follows:

Name                 Age                            Position
----                 --- --------------------------------------------------------------
Bryan J. Mitchell... 40  Chairman of the Board of Directors and Chief Executive Officer
Steven F. Tunney.... 40  President, Chief Operating Officer, and Treasurer
B. Hagen Saville.... 40  Executive Vice President for Business Development
Robert J. Merrick... 56  Chief Credit Officer
Samuel G. Rubenstein 39  Executive Vice President, General Counsel and Secretary
Janet C. Perlowski.. 42  Chief Financial Officer

                           Biographical Information

Current Directors

    Bryan J. Mitchell has served as our Chief Executive Officer since 1998 and as the Chairman of our board of directors since May 2001. Mr. Mitchell has served as a member of our board of directors since 1998 and also served as our President from 1998 to May 2001. From 1997 to 1998, Mr. Mitchell was a Senior Vice President for First Union National Bank. From 1988 to 1997, Mr. Mitchell was employed by Signet Bank where he served as a Senior Vice President. Mr. Mitchell serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. Mr. Mitchell earned a B.A. in Economics from Syracuse University.

    Steven F. Tunney has served as our President since May 2001, as our Assistant Secretary since February 2000 and as our Chief Operating Officer and Treasurer since 1998. Prior to that, he served as our Chief Financial Officer and Secretary from 1998 to 2000. Mr. Tunney has been a member of our board of directors since 1999. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank where he served as a Vice

President. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President. From 1989 to 1996, he was employed at Cambridge Information Group, Inc., a publishing and information services company, as Chief Financial Officer. Mr. Tunney serves on the board of directors of MCG Finance Corporation, MCG Finance Corporation II, UMAC, Inc. and WMAC, Inc. Mr. Tunney is also a director of Executive Enterprise Institute, LLC. Mr. Tunney earned a B.A. in Business Administration from Towson State University.

    Robert J. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick has been a member of our board of directors since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He earned an A.B. in Economics from Yale University and a Master of Science in Administration from George Washington University.

    Norman W. Alpert has been a member of our board of directors since 2000. Mr. Alpert has served as a Managing Director and founding partner of Vestar Capital Partners since 1988. Mr. Alpert serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He also serves on the board of directors of Aearo Corp., Advanced Organics, Inc., Remington Products, LLC, Internet Venture Works, LLC, Russell-Stanley Holdings, Inc., Cluett American Corp. and Siegelgale Holdings, Inc., all companies in which Vestar Capital Partners has a significant equity interest. Mr. Alpert earned an A.B. in American History from Brown University.

    Jeffrey M. Bucher has, since 2001, been employed at Kozusko Lahey Harris, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP, a law firm where he was of counsel. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System. He serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He also serves on the board of directors of Dai-Ichi Kangyo Bank of California. Mr. Bucher earned an A.B. in Psychology from Occidental College and a J.D. from Stanford University School of Law.

    Kenneth J. O'Keefe has, since July 2001, been a private investor. From 2000 to 2001, Mr. O'Keefe was employed by Clear Channel Communications, Inc., a diversified media company, where he served as President and Chief Operating Officer of the Clear Channel Radio Group. From 1999 to 2000, Mr. O'Keefe was employed by AMFM, Inc., a radio broadcasting company, where he served as President and Chief Operating Officer until its merger with Clear Channel. From 1997 to 1999, Mr. O'Keefe was employed by Chancellor Media Corporation, a predecessor company to AMFM, Inc., as Executive Vice President--Operations. From 1996 to 1997, Mr. O'Keefe was employed by Evergreen Media Corporation, a predecessor corporation to Chancellor Media, as Executive Vice President--Operations and served on the company's board of directors. Mr. O'Keefe received his A.B. in Economics from Brown University.

    Wallace B. Millner, III has been a member of our board of directors since 1998 and served as Chairman of our board from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, Chief Financial Officer and Treasurer. Mr. Millner serves on the board of directors of MCG Finance Corporation, MCG Finance Corporation II, the Richmond Symphony Foundation, 1708 Gallery, and the Virginia Museum of Fine Arts Foundation. Mr. Millner earned a B.A. in Economics and English from Davidson College and an M.B.A. from the University of North Carolina--Chapel Hill.

    Michael A. Pruzan has been a member our board of directors since 2000 and previously served as a director from 1998 to 1999. Mr. Pruzan has served as a Partner at Soros Private Equity Partners since 1999. Prior to joining Soros, Mr. Pruzan spent over eleven years at Goldman, Sachs & Co. in Mergers and Acquisitions, Equity Capital Markets and most recently in Principal Investments. Mr. Pruzan serves on the board of directors of MCG Finance Corporation and

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

MCG Finance Corporation II. He also serves on the board of directors of First International Asset Management, Inc., Nextec Applications, Inc., Nusign Industries, LLC, Onvoy, Inc., Raleigh Cycle Limited, and R.V.I. Guaranty Co., Ltd. Mr. Pruzan earned a B.A. in Mathematical-Economics from Wesleyan University.

Executive Officers Who Are Not Directors

    B. Hagen Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank where he served as a Vice President. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President. Mr. Saville serves on the board of directors of Netplexus Corporation. Mr. Saville earned a B.A. in Economics from Washington College, an M.B.A. from the College of William and Mary and a M.S. in Real Estate Finance from New York University.

    Samuel G. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996. Mr. Rubenstein earned a B.B.A. in Data Processing and Analysis from the University of Texas at Austin and a J.D. from the George Washington University National Law Center.

    Janet C. Perlowski has served as our Chief Financial Officer since 2000 and prior to that as our Controller from 1998 to 2000. From 1983 to 1998, Ms. Perlowski was employed at Signet Bank where she served as Senior Vice President from 1994 to 1998. Ms. Perlowski earned a B.B.A. in Accounting from the College of William and Mary.

                     Committees of the Board of Directors

    Our board of directors has established an audit committee, a compensation committee and an investment committee. Before the completion of this offering, our board will also establish a nominating committee and a valuation committee.

    The audit committee recommends the selection of our independent public accountants, reviews with such independent pubic accountants the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner and Pruzan. Upon completion of this offering, the members of our audit committee will be Messrs. Millner, O'Keefe and Bucher.

    The compensation committee determines the compensation for our officers based upon recommendations from management. In addition, in the past, the compensation committee approved stock option grants for our officers under our existing stock option plan, which will be terminated prior to the completion of this offering. The compensation committee will also administer our restricted stock arrangements with our officers and employees. After the offering, the compensation committee will consist of three directors. GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC will be entitled to nominate to the Board of Directors for consideration one nominee to the compensation committee, subject to applicable qualification requirements, as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The approval of at least 75% of the members of the board of directors will be required to change the aggregate number of directors serving on the compensation committee (and other aspects of the compensation committee bylaw) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of the Company's outstanding shares of common stock at all times. The compensation committee currently consists of Messrs. Millner, Gleberman, Alpert and Pruzan. Upon completion of this offering, the members of our compensation committee will be Messrs. Alpert, Gleberman and Pruzan.

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

    The investment committee must approve loans to any customer exceeding $10 million and all equity investments. The investment committee currently consists of Messrs. Gleberman and Millner. Upon completion of this offering, the members of our investment committee will be Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner and Merrick.

    The nominating committee will consist of three directors who are interested persons under the 1940 Act and three directors who are not interested persons under the 1940 Act. The three directors who are not interested persons under the 1940 Act shall act as a subcommittee of the nominating committee. The nominating committee will nominate to the board of directors for consideration candidates for election as directors to the board of directors, except that the subcommittee will be solely responsible for selecting and nominating to the board of directors for consideration candidates for election as directors to the board of directors who are not interested persons under the 1940 Act. This subcommittee also will be responsible for selecting director nominees who are not interested persons under the 1940 Act from among the directors for service on the nominating committee and the subcommittee. The nominating committee (or the subcommittee in the case of any director who is not an interested person of the Company) will be required to consider at least one person designated to serve as a director by GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The nominating committee will also be responsible for identifying replacements for Messrs. Mitchell, Merrick, Tunney or Saville, if at any time any such officer is no longer employed by us. The approval of at least 75% of the members of the board of directors will be required to change the aggregate number of directors serving on the nominating committee or the subcommittee (and other aspects of the nominating committee bylaw) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of the Company's outstanding shares of common stock at all times. The initial members of the nominating committee will be Messrs. Gleberman, Alpert, Pruzan, Millner, Mitchell and Tunney, and the initial members of the subcommittee will be Messrs. Alpert, Pruzan and Millner.

    The valuation committee will establish our valuation policy and guidelines and will make recommendations to our board of directors regarding the valuation of our loans and investments. The initial members of the committee will be Messrs. Bucher, Millner, Pruzan and Tunney.

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

                            EXECUTIVE COMPENSATION

               Compensation of Executive Officers and Directors

    Under Securities and Exchange Commission rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following table sets forth compensation earned by our directors and our three highest paid executive officers (collectively, they are known as "Compensated Persons") in all capacities during the year ended December 31, 2000.

                              COMPENSATION TABLE

                                                                      Pension or
                                                                      Retirement
                                                                       Benefits
                                        Aggregate                     Accrued as Directors
                                       Compensation     Securities     Part of   Fees Paid
                                         from the       Underlying     Company    by the
Name and Position                      Company (1)   Options/SARs (2)  Expenses   Company
-----------------                      ------------  ---------------- ---------- ---------
Bryan J. Mitchell.....................   $737,940         62,700          --           --
  Chairman of the Board, Chief
   Executive Officer and Director
Steven F. Tunney......................    725,386         62,700          --           --
  President, Chief Operating Officer,
   Treasurer and Director
B. Hagen Saville......................    687,886         62,700          --           --
  Executive Vice President
Wallace B. Millner, III...............    102,000(3)          --          --     $102,000(3)
  Director
Robert J. Merrick.....................    294,851             --          --           --
  Chief Credit Officer and Director
Norman W. Alpert......................         --             --          --           --
  Director
Joseph P. DiSabato (4)................         --             --          --           --
  Director
Joseph H. Gleberman...................         --             --          --           --
  Director
Todd N. Khoury (4)....................         --             --          --           --
  Director
Michael A. Pruzan.....................         --             --          --           --
  Director

--------
(1)The following table provides detail as to aggregate compensation for 2000 as to our three highest paid executive officers:

                                                      Employer
                                                       401(k)
                                   Salary   Bonus   Contributions
                                  -------- -------- -------------
                  Mr. Mitchell... $252,640 $470,000    $15,300
                  Mr. Tunney.....  240,086  470,000     15,300
                  Mr. Saville....  202,586  470,000     15,300

   Each executive's salary includes $2,000 of compensation to be applied to cover benefits costs and the taxable portion of payments made under his group term life insurance policy. Each executive's bonus includes his entire bonus earned during 2000. A portion of the bonuses were deferred by each executive under our deferred compensation plan. The total amount of compensation deferred by Messrs. Mitchell, Tunney and Saville in 2000 was $70,500, $47,000 and $47,000, respectively. The amounts listed under "Employer 401(k) Contributions" for each executive include $5,100 in matching contributions and $10,200 in additional discretionary contributions.
(2)See "--Stock Option Awards" for term of options granted in 2000. As of December 31, 2000, we did not maintain a restricted stock plan or a long-term incentive plan.
(3)Mr. Millner received the total fee of $102,000 as the result of his duties in 2000 as Chairman of our board of directors and of the Audit, Compensation and Investment Committees.
(4)These individuals recently resigned from our board of directors, and Messrs. O'Keefe and Bucher joined our board of directors in connection with this offering.

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

                           Compensation of Directors

    Our board of directors will determine the amount of any fees, whether payable in cash or shares of common stock, and expense reimbursements that directors will receive for attending meetings of the board of directors or committees of the board. To date, none of our non-employee directors other than Mr. Millner, the former Chairman of our board of directors, received any compensation from us for the year ended December 31, 2000. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.
    In connection with their service on our board of directors, Messrs. Millner, Bucher and O'Keefe will each receive 2,000 shares of common stock prior to the completion of this offering.

                              Stock Option Awards

    The following table sets forth information relating to options we granted in 2000 to Compensated Persons under our stock option plan. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect our estimate or projection of the future price of our common stock on any date. There is no representation either express or implied that the stock appreciation rates for the common stock assumed for purposes of this table will actually be achieved. The percentage of total options granted to our employees in the last fiscal year is based on options to purchase an aggregate of 593,538 shares of common stock granted in fiscal year 2000. We have never granted any stock appreciation rights.

    Prior to the completion of this offering, we will issue 1,539,851 shares of our common stock in connection with the termination of all options outstanding under our stock option plan and we will terminate our stock option plan.

                           OPTION GRANTS DURING 2000

                                                                                      Potential
                         Number of               Percent of                      Realizable Value at
                        Securities                 Total    Exercise               Assumed Annual
                        Underlying                Options   Price Per              Rates of Stock
                          Options     Vesting    Granted in   Share   Expiration  Appreciation Over
         Name           Granted (1) Schedule (1)    2000    ($/share)    Date     10-Year Term (2)
         ----           ----------- ------------ ---------- --------- ---------- -------------------
                                                                                  5% ($)    10% ($)
                                                                                 --------  --------
Bryan J. Mitchell......    4,733         (3)        0.80      15.00    4/28/10   $ 60,067  $137,700
                           6,666         (4)        1.12      15.00    4/28/10     84,600   193,938
                          22,601         (5)        3.81      15.00    4/28/10    286,834   657,545
                           9,800         (5)        1.65      20.00    4/28/10     75,374   236,117
                           8,800         (5)        1.48      30.00    4/28/10         --   124,024
                          10,100         (5)        1.70      40.00    4/28/10         --    41,346

Steven F. Tunney.......    4,600         (3)        0.78      15.00    4/28/10     58,380   133,831
                           6,666         (4)        1.12      15.00    4/28/10     84,600   193,938
                          22,734         (6)        3.83      15.00    4/28/10    288,522   661,414
                           9,800         (6)        1.65      20.00    4/28/10     75,374   236,117
                           8,800         (6)        1.48      30.00    4/28/10         --   124,024
                          10,100         (6)        1.70      40.00    4/28/10         --    41,346

B. Hagen Saville.......    4,866         (3)        0.82      15.00    4/28/10     61,755   141,570
                           6,666         (4)        1.12      15.00    4/28/10     84,600   193,938
                          24,468         (7)        4.12      15.00    4/28/10    310,528   711,863
                           9,800         (7)        1.65      20.00    4/28/10     75,374   236,117
                           8,800         (7)        1.48      30.00    4/28/10         --   124,024
                          10,100         (7)        1.70      40.00    4/28/10         --    41,346

Robert J. Merrick......       --                      --         --         --         --        --
Norman W. Alpert.......       --                      --         --         --         --        --
Joseph P. DiSabato.....       --                      --         --         --         --        --
Joseph H. Gleberman....       --                      --         --         --         --        --
Todd N. Khoury.........       --                      --         --         --         --        --
Wallace B. Millner, III       --                      --         --         --         --        --
Michael A. Pruzan......       --                      --         --         --         --        --

--------
(1)These options will fully vest upon a change of our control. The options follow one of the five vesting schedules described in footnotes (3) through
   (7) of this table.
(2)Potential realizable values are computed by (i) multiplying the number of shares of common stock subject to a given option by $17.00, the initial public offering price, (ii) assuming that the aggregate stock value derived from the calculation compounds at the annual 5% or 10% rates shown in the table over the term of the option, and (iii) subtracting from that result the aggregate option exercise price. The potential realizable values set forth above do not take into account applicable tax and other expense payments that may be associated with such option exercises. Actual realizable value, if any, will be dependent on the future price of the common stock on the actual date of exercise, which may be earlier than the stated expiration date.
(3)All of these options are scheduled to vest on April 29, 2004.
(4)All of these options are scheduled to vest on April 29, 2005.
(5)On each of the dates set forth below, the specified percentage of options vested or are scheduled to vest, as the case may be: April 29, 2001--24.44%, April 29, 2002--24.44%, April 29, 2003--24.44%, April 29, 2004--15.22% and
   April 29, 2005--11.45%.
(6)On each of the dates set forth below, the specified percentage of options vested or are scheduled to vest, as the case may be: April 29, 2001--24.38%, April 29, 2002--24.38%, April 29, 2003--24.38%, April 29, 2004--15.44% and
   April 29, 2005--11.42%.
(7)On each of the dates set forth below, the specified percentage of options vested or are scheduled to vest, as the case may be: April 29, 2001--24.51%, April 29, 2002--24.51%, April 29, 2003--24.51%, April 29, 2004--15.00% and
   April 29, 2005--11.48%.

                             Employment Agreements

    We intend to enter into new employment agreements with Messrs. Mitchell, Tunney, and Saville prior to the completion of this offering. The term of each agreement will be four years. The term will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason. However, in the event of a change in control (as defined in the employment agreements) during the last year of the agreement, the employment agreements shall not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive's restricted stock becomes immediately non-forfeitable.

    The employment agreements for Messrs. Mitchell, Tunney, and Saville will provide for an annual base salary as described below. In addition, the executives will be entitled to participate in any incentive compensation program instituted by us. The agreements will also provide for employee benefits available to other employees of MCG Capital and the reimbursement of out-of-pocket expenses. The agreements will also, in a number of circumstances, govern the forfeiture restrictions with respect to the restricted stock granted to these executives in connection with the termination of our stock option plan. See "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure--Termination of Stock Option Plan" for a description of the general terms of the shares of restricted common stock. After the completion of this offering, Messrs. Mitchell, Tunney and Saville will be paid initial base salaries and will own shares of restricted stock as follows:

                                              Number of Restricted Shares
         -                                    ---------------------------

                                Initial
               Name        Annual Base Salary  Tier I    Tier II Tier III
         ----------------- ------------------ ------     ------- --------
         Bryan J. Mitchell      $290,000      53,317     92,413  217,963
         Steven F. Tunney.      $275,000      39,817     75,928  178,333
         B. Hagen Saville.      $220,000      39,303     58,944  138,704

    Pursuant to the employment agreement, if an executive's employment is terminated by us for cause or by disability, death or by the executive (other than for "good reason" as defined in his employment agreement), the executive would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, the executive will generally forfeit any shares of Tier I, Tier II and Tier III restricted common stock as to which the forfeiture restrictions have not lapsed, with certain exceptions. If Messrs. Tunney or Saville cease employment due to death or disability, a certain portion of their Tier I, Tier II and Tier III shares of restricted common stock will become immediately non-forfeitable. If Mr. Mitchell's employment terminates due to death or disability, all of his shares of restricted common stock will become immediately non-forfeitable. In addition, Messrs. Tunney and Saville will be the beneficiaries of life insurance and disability insurance policies in amounts sufficient to cover their outstanding loans to the Company.

    If an executive terminates his employment for good reason (as defined in his employment agreement), or if we terminate his employment other than for cause (as defined in his employment agreement), death or disability, the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance for two years after termination. If termination occurs after a change in control, the executive will be entitled to base salary and benefits under group health and life insurance plans in effect immediately prior to the change in control, if greater. Moreover, if the executive terminates his employment for good reason, or if we terminate the executive's employment other than for cause, death or disability or other than without a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all of the Tier I, Tier II and Tier III shares of restricted common stock will immediately lapse. If we terminate the executive's employment other than for cause, death or disability, but with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all the Tier I and a certain portion of Tier II and Tier III shares of restricted common stock will immediately lapse. "Good reason" includes, among other things, (i) certain changes in the executive's status, title, position or responsibilities, (ii) a reduction in the executive's base salary not proportionally applicable to all employees, or (iii) if Messrs. Mitchell or Tunney is not reelected to our board of directors.

    If the executive does not enter into a new or an amended employment agreement upon a change in control, the term of the agreement will end and the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance plans for two years after termination. However, if the change in control occurs during the last year of the agreement, the employment agreements shall not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive's restricted stock becomes immediately non-forfeitable. In such case, the executive will not be entitled to any further payments or benefits.

    In the event of a change of control, the forfeiture provisions in an executive's Tier I, Tier II, and Tier III shares of restricted common stock lapse in varying degrees. See "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure--Termination of Stock Option Plan."

    The employment agreement will prohibit the executive, during his employment with us and for a period of two years after the executive's termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The employment agreement will also prohibit the executive, during his employment with us and for a period two years after the executive's termination of employment for any reason, other than as a result of expiration of the term, from engaging in any business or activity that competes with us. The agreement will also require that the executives protect our confidential information. If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect.

    An executive will also be entitled to receive payments in the amount of any excise tax imposed under Sections 4999 and 280G of the Internal Revenue Code of 1986, as amended, as a result of a change of control in accordance with Section 280G.

    Messrs. Mitchell, Tunney and Saville currently have loans outstanding to us with respect to prior purchases of stock and will have additional loans outstanding to us with respect to purchases of restricted stock expected to be made in connection with the termination of our stock option plan. See "Certain Relationships and Transactions--Loans to and Other Agreements with our Executive Officers".

                          Deferred Compensation Plan

    During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

                                 Bonus Awards

    We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. After this offering, we intend to continue this arrangement under the terms and conditions that our compensation committee will determine.


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                CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws including a stockholder who received our common stock through the grant of restricted stock or otherwise as compensation, tax-exempt organizations, insurance companies, real estate investment trusts, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold the common stock as capital assets. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

    A "U.S. stockholder" generally is a beneficial owner of common stock who is any one of the following:

    . a citizen or resident of the United States;

    . a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

    . an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

    . a trust subject to the supervision of a court within the United States and the control of a United States person.

    A Non-U.S. stockholder is a beneficial owner of common stock that is not a U.S. stockholder for U.S. federal income tax purposes. An individual may be treated as a resident of the United States in any calendar year for U.S. federal income tax purposes, instead of as a nonresident, by, among other ways, being present in the United States on at least 31 days in that calendar year and for an aggregate of at least 183 days during a three-year period ending in the current calendar year. For purposes of this calculation, you would count all of the days present in the current year, one-third of the days present in the immediately preceding year and one-sixth of the days present in the second preceding year. U.S. residents are taxed for U.S. federal income purposes as if they were U.S. citizens.

    Tax matters are very complicated and the tax consequences to you of an investment in us will depend on the facts of your particular situation. We encourage you to consult your own tax advisor regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, your eligibility for the benefits of a tax treaty and the effect of any possible changes in the tax laws.

               Conversion to Regulated Investment Company Status

    We were formed in 1998, and since that time have been subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code. Effective as of January 1, 2002, we will elect to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Internal Revenue Code. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which will allow us to substantially reduce or eliminate our corporate-level tax liability. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any U.S. federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in

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connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering).

    One requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable under Subchapter C. We intend to accomplish this by paying to our stockholders in the first quarter of 2002 a cash dividend representing all of our accumulated earnings and profits for the period from our inception through December 31, 2001. As of September 30, 2001, our accumulated earnings and profits since inception were approximately $16 million to $20 million, after adjusting for the estimated tax deductions we will recognize from the issuance of restricted common stock to employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. The actual amount of the dividend will be based on a number of factors, including our results of operations through December 31, 2001 and could be substantial. Although a portion of the dividend will be paid using proceeds of the offering, the dividend of our accumulated earnings and profits will be taxable to stockholders as ordinary income. The dividend will be in addition to the dividends we intend to pay (or be deemed to have distributed) during 2002 equal to our net income for 2002, except for certain net capital gains.

    We anticipate that on the date we make an election to be treated as a RIC, we will hold substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with "built-in gain", which are assets whose fair-market value as of the date of the election exceed their tax basis. In general, a corporation that converts from taxation under Subchapter C to taxation as a RIC must recognize all of its built-in gain. Alternatively, the corporation may elect to pay corporate level tax on any of the net built-in gains it recognizes within 10 years after the effective date of its election to be treated as a RIC. Any such corporate level tax is payable at the time those gains are recognized (which, generally, will be the years in which we sell the built-in gain assets in a taxable transaction). We intend to make this election. Based on the assets we anticipate selling within 10 years after the effective date of our election to be treated as a RIC, we expect we may have to pay a built-in gain tax of up to $0.9 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets at the time of our election to be treated as a RIC and tax rates. Under current law, at least 90% of any built-in gain recognized within 10 years after the effective date of our election to be treated as a RIC (net of corporate taxes we pay on those gains) must be distributed to stockholders. See discussion below under "Treatment of Pre-Conversion Built-in Gain".

    As currently structured, MCG Finance Corporation and MCG Finance Corporation II would continue to be subject to corporate level income taxes. We are taking action to restructure MCG Finance Corporation and MCG Finance Corporation II so that each will not be subject to corporate-level tax. This summary assumes that we have completed these actions prior to our election to be taxed as a RIC.

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                  Taxation as a Regulated Investment Company

    If we:

    . qualify as a RIC, and

    . distribute each year to stockholders at least 90% of our "investment company taxable income" (which is defined in the Internal Revenue Code generally as ordinary income plus net short-term capital gains over net long-term capital losses), and 90% of any pre-RIC built-in gains we recognize within 10 years after the effective date of our election to RIC status, less our taxes on those gains (collectively, the "90% distribution requirement"), we will not be subject to U.S. federal income tax on the portion of our income we distribute to stockholders other than any built-in gain recognized within 10 years after the effective date of our election to be treated as a RIC.

    We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) 98% of our income (both ordinary income and net capital gains). The excise tax will apply to the excess of 98% of our income over the amount of income actually (or deemed) distributed to our stockholders.

    We generally will endeavor in each taxable year to avoid any U.S. federal excise taxes on our earnings. As discussed below, we can satisfy the requirement to distribute 98% of our net capital gain by making a deemed distribution of this amount. (We cannot make deemed distributions of our ordinary income.) We will, however, be subject to U.S. federal income tax at the regular corporate rate on any income or capital gain not actually distributed to our stockholders.

    In order to qualify as a RIC for federal income tax purposes, we must, among other things:

    . qualify as a business development company under the 1940 Act;

    . derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (known as the "90% Income Test"); and

    . diversify our holdings so that at the end of each quarter of the taxable year

        . at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

        . no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses (known as the "Diversification Tests").

    We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid as non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for

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the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

    If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, following the effective date of our election to be treated as a RIC, our corporate-level tax should be substantially reduced or eliminated, and a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any U.S. federal income tax with respect to this period due to estimated tax deductions we will recognize from our issuance of restricted common stock to certain of our employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering).

    The remainder of this discussion assumes that we qualify as a RIC and have satisfied the 90% Distribution Requirement.

                   Treatment of Pre-Conversion Built-in Gain

    We anticipate that on the date we make the election to be treated as a RIC, we will hold substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with "built in gain", which are assets whose fair market value on the date of the election exceed their tax basis.

    In general, a corporation that converts from taxation under Subchapter C to taxation as a RIC must recognize the net built-in gain in its assets at the time the RIC election becomes effective and pay a corporate level tax on all of that gain, which currently is assessed at a maximum rate of 35%. Alternatively, in lieu of immediate gain recognition and tax, the corporation may elect to pay corporate level tax on the amount of net built-in gain it recognizes within 10 years after the effective date of its election to be treated as a RIC. Any such corporate level tax is payable at the time those gains are recognized (which, generally, will occur when the built-in gain assets are sold or disposed of in a taxable transaction). We intend to make this election. If the fair market value of our assets was based on the initial public offering price of $17.00 per share, our aggregate net built-in gain for all of our assets held on the effective date of our RIC election would be substantial.

    Based on the assets we currently anticipate selling within this 10-year period, we expect we may have to pay a built-in gain tax of up to $0.9 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets at the time of our election to be treated as a RIC and tax rates. These taxes will reduce the funds otherwise available for our operations or for distribution to stockholders. Under current law, we must distribute to our stockholders at least 90% of any built-in gains recognized within 10 years after the effective date of our election to be treated as a RIC, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as an ordinary dividend.

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                         Taxation of U.S. Stockholders

    Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (except for built-in gains recognized within 10 years after the effective date of our election to be treated as a RIC) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains regardless of the U.S. stockholder's holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such U.S. stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

    Under the opt in dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. (We currently intend to pay only our ordinary income distributions in cash.) See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

    We intend to retain some or all of our capital gains (except for built-in gains recognized within 10 years after the effective date of our election to be treated as a RIC), but to designate the retained amount as a "deemed distribution". In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be claimed as a credit or refund against the U.S. stockholder's other U.S. federal income tax obligations. No tax credit (or tax refund) will be available for taxes we pay on any built-in gains recognized upon the disposition of any built-in gain assets within 10 years after the effective date of our election to be treated as a RIC, regardless of the amount of such built-in gains we distribute. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

    We will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

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    For purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the U.S. stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

    You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

    As indicated above, one requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable under Subchapter C. We intend to accomplish this by paying to our stockholders in the first quarter of 2002 a cash dividend representing all of our accumulated earnings and profits for the period from our inception through December 31, 2001. As of September 30, 2001, our accumulated earnings and profits since inception were approximately $16 million to $20 million, after adjusting for the estimated tax deductions we will recognize from the issuance of restricted common stock to employees in connection with the termination of stock options prior to the completion of this offering and from actual and expected charge-offs for tax and accounting purposes in the current tax year of approximately $12 million to $15 million (including $6.4 million charged off through September 30, 2001), representing losses relating to certain loans for which we previously provided an allowance for loan losses. The actual amount of the dividend will be based on a number of factors, including our results of operations through December 31, 2001 and could be substantial.

    You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of earnings and profits, treated as arising from the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock.

    In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in the common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

    We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

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    Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

                       Taxation of Non-U.S. Stockholders

    Whether an investment in our common stock is appropriate for a Non-U.S. person will depend upon that person's particular circumstances. Non-U.S. persons should consult their tax advisors before investing in our common stock.

    Distributions of our "investment company taxable income" to Non-U.S. stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. The cash dividend(s) we intend to pay to our stockholders before December 31, 2002, representing all of our accumulated earnings and profits for the period from our inception through December 31, 2001, will be taxable to Non-U.S. stockholders in the same manner as distributions of our investment company taxable income. Any distributors of any pre-conversion built-in gains recognized within 10 years after the effective date of our RIC election (as discussed under "--Treatment of Pre-Conversion Built-In Gain" above) will also be taxable to Non-U.S. stockholders in the same manner as distributions of our investment company taxable income.

    Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; or, the Non-U.S. individual stockholder was present in the U.S. for 183 days or more during the taxable year, and certain other conditions are met.

    If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed but, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. stockholder.

    Under our opt in dividend reinvestment plan, if a Non-U.S. stockholder owns shares of common stock registered in its own name, the Non-U.S. stockholder can have all cash distributions automatically reinvested in

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additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of our "investment company taxable income" and it is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder, the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

    A Non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or the Non-U.S. stockholder otherwise establishes an exemption from backup withholding.

    Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.


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                 REGULATION AS A BUSINESS DEVELOPMENT COMPANY

    A business development company is regulated by the 1940 Act. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in growing small businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in privately owned small- and medium-sized companies.

    As a business development company, we may not acquire any asset other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

    . Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

        . is organized and has its principal place of business in the United
          States,

        . is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act other than a small business investment company wholly owned by a business development company, and

        . does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

    . Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

    . Cash, cash items, government securities, or high quality debt securities
      (as defined in the 1940 Act), maturing in one year or less from the time of investment.

    To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We will offer to provide managerial assistance to each portfolio company.

    As a business development company, we will be required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

    We will maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to the registration statement of which this prospectus is a part.

    You may read and copy the code of ethics at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20459-0102.

    We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business after we make our business development company election.

                          DIVIDEND REINVESTMENT PLAN

    We have adopted an "opt in" dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company ("AST"), our dividend paying agent, by telephoning (877) 842-1583 or via AST's website www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST's website before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant's direction, will either issue certificates for whole shares of common stock credited to the participant's account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

    Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

    When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

    If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant's account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant's share of any brokerage commissions incurred with respect to the dividend paying agent's open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant's accounts.

    For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

    The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant's plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

    There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However,with respect to the dividend paying agent's open market purchases, the price at which shares are credited to each participant's account will include such participant's share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. See "Certain U.S. Federal Income Tax Considerations--Taxation of U.S. Stockholders" and "--Taxation of Non-U.S. Stockholders".

    Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    The following table sets forth, as of November 15, 2001, information with respect to the beneficial ownership of our common stock by:

    . each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

    . each director of MCG and each executive officer; and

    . all directors and executive officers as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of November 15, 2001 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. As set forth in the table below, the percentage of beneficial ownership, as applicable, is based on (i) 12,671,887 shares of common stock outstanding as of November 15, 2001, (ii) 14,286,668 shares of common stock to be outstanding based on the amount of common stock outstanding as of November 15, 2001, and giving effect to: the termination of the option plan and issuance of 1,539,851 shares of restricted common stock that may be issued in connection with the termination of all options outstanding under our stock option plan; the issuance of 6,000 shares of common stock to three directors in connection with their service on our board of directors; and the issuance of 68,930 shares of our common stock for the termination of all outstanding warrants held by Wachovia Corporation (the "Conversion Transactions") and (iii) 28,286,668 shares of common stock to be outstanding after the offering and the concurrent private offering, without giving effect to the over-allotment option. Shares of our Class A, B, D and E common stock are counted on an as-converted basis on a one-for-one basis.

    Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned by the stockholder and has the same address as MCG. Our address is 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209.

                                                                  Number of
                                      Number of                     Shares          Percentage
                                        Shares     Percentage    Beneficially   Beneficially Owned  Percentage
                                     Beneficially Beneficially   Owned Before    Before Offering   Beneficially
                                        Owned        Owned       Offering and       and After         Owned
         Name and Address               Before       Before    After Conversion     Conversion        After
        of Beneficial Owner            Offering     Offering     Transactions      Transactions      Offering
        -------------------          ------------ ------------ ---------------- ------------------ ------------
Entities affiliated with
The Goldman Sachs Group,
  Inc. (1)(11)......................  6,037,500      47.64%       6,037,500           42.26%          21.34%
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Vestar Capital Partners(2)(11)......  2,666,667      21.04        2,666,667           18.67            9.43
245 Park Avenue, 41st Floor
New York, NY 10167

Quantum Industrial
  Partners LDC(3)(11)...............  1,990,666      15.71        1,990,666           13.93            7.04
c/o Curacao Corporation Company N.V.
Kaya Flamboyan 9
Willemstad, Curacao
Netherlands Antilles

                                                                   Number of
                                       Number of                     Shares          Percentage
                                         Shares     Percentage    Beneficially   Beneficially Owned  Percentage
                                      Beneficially Beneficially   Owned Before    Before Offering   Beneficially
                                         Owned        Owned       Offering and       and After         Owned
          Name and Address               Before       Before    After Conversion     Conversion        After
         of Beneficial Owner            Offering     Offering     Transactions      Transactions      Offering
         -------------------          ------------ ------------ ---------------- ------------------ ------------
Heller Financial, Inc.(11)...........  1,012,500       7.99        1,012,500            7.09            3.58
500 West Monroe Street
Chicago, Illinois 60661
Bryan J. Mitchell(4)(11).............  1,664,087      12.36          486,652            3.41            1.72
B. Hagen Saville(5)(11)..............    228,374       1.79          344,968            2.41            1.22
Steven F. Tunney(6)(11)..............    209,172       1.64          382,095            2.67            1.35
Wallace B. Millner, III(7)(11).......     87,080          *           75,464               *               *
Robert J. Merrick(8)(11).............    126,597          *          104,806               *               *
Samuel G. Rubenstein(9)(11)..........     23,000          *           69,779               *               *
Norman W. Alpert(10).................         --         --               --              --              --
Joseph H. Gleberman(12)..............         --         --               --              --              --
Kenneth J. O'Keefe...................         --         --               --              --              --
Jeffrey M. Bucher....................         --         --               --              --              --
Michael A. Pruzan(13)................         --         --               --              --              --
Janet C. Perlowski(11)(14)...........     24,413          *           43,241               *               *
Executive officers and directors as a
  group(11)..........................  1,664,087      12.36        1,507,005           10.55            5.33

--------
 *  Represents less than one percent.
(1) GS Capital Partners II, L.P.is the record holder of 3,895,303 of these shares; GS Capital Partners II Offshore, L.P. is the record holder of 1,548,550 of these shares; Goldman, Sachs & Co. Verwaltungs GmbH is the record holder of 143,679 of these shares; Stone Street Fund 1998, L.P. is the record holder of 365,624 of these shares; and Bridge Street Fund 1998, L.P. is the record holder of 104,344 of these shares, (collectively, the "Goldman Funds"). An affiliate of The Goldman Sachs Group, Inc., of which Goldman, Sachs & Co. is an indirect wholly owned subsidiary, is either the general partner, managing general partner or investment manager of each of the Goldman Funds. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaims beneficial ownership of the shares owned by such Funds to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates.
(2) The record holders of these shares are Vestar Capital Partners, IV, L.P. and Vestar/MCG LLC which are investment funds affiliated with Vestar Capital Partners (the "Vestar Funds") and are the record owners of 2,614,010 and 52,657 shares, respectively.
(3) The record holder of these shares is Quantum Industrial Partners LDC ("QIP"). The following persons and entities may be deemed to be beneficial owners of securities held for the account of QIP:
    QIH Management Investor, L.P. ("QIHMI"), an investment advisory firm organized and existing as a Delaware limited partnership, is a minority shareholder of, and (pursuant to constituent documents of QIP) is vested with investment discretion with respect to the portfolio assets held for the account of, QIP. QIH Management, Inc. ("QIH Management"), a Delaware corporation of which George Soros is the sole stockholder, is the sole general partner of QIHMI. QIHMI, by reason of its investment discretion over the securities owned by QIP, and QIH Management, as the sole general partner of QIHMI, may each be deemed the beneficial owner of the shares held for the account of QIP for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act").
    Pursuant to contract, Soros Fund Management LLC ("SFM LLC") and Mr. Soros, as Chairman of SFM LLC, has the ability to direct the investment decisions of QIHMI and as such may be deemed to have investment discretion over the securities held for the account of QIP and therefore may also be deemed to be the beneficial owner of such shares for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended.
    The number of shares listed in the table does not include 9,334 shares held by SFM Domestic Investments LLC ("SFM Domestic"). Mr. Soros in his capacity as the sole managing member of SFM Domestic may be deemed to have the sole power to direct the voting and disposition of the shares held for the account of the SFM Domestic Investments.
(4) The columns designated "before offering," include vested options to purchase 183,646 shares held by Mr. Mitchell and 1,357,482 shares, including vested options to purchase 609,221 shares, held by other investors, for which Mr. Mitchell exercises voting power pursuant to various voting agreements. These voting agreements will expire upon the completion of this offering. The columns designated "before offering and after conversion transactions," and "after offering," include 21,184 restricted shares that will vest on the initial offering and 342,509 restricted shares that are subject to forfeiture restrictions. The number of shares Mr. Mitchell will beneficially own "before offering and after conversion transactions" does not give effect to the voting agreement that will expire upon the completion of this offering.
(5) The columns designated "before offering," include vested options to purchase 120,357 shares. Mr. Saville is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Saville. The voting agreement will expire upon the completion of this offering. The columns designated "before offering and after conversion transactions" and "after offering," include 14,147 restricted shares that will vest on the initial public offering and 222,804 restricted shares that are subject to forfeiture restrictions.

(6) The columns designated "before offering," include vested options to purchase 121,155 shares. Mr. Tunney is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Tunney. The voting agreement will expire upon the completion of this offering. The columns designated "before offering and after conversion transactions" and "after offering," include 16,926 restricted shares that will vest on the initial public offering and 277,152 restricted shares that are subject to forfeiture restrictions.
(7) The columns designated "before offering," include vested options to purchase 16,335 shares. Mr. Millner is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Millner. The voting agreement will expire upon the completion of this offering. The columns designated "before offering and after conversion transactions" and "after offering," include 4,719 restricted shares that will vest on the completion of the initial public offering.
(8) The columns designated "before offering," include vested options to purchase 29,461 shares. Mr. Merrick is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Merrick. The voting agreement will expire upon the completion of this offering. The columns designated "before offering and after conversion transactions" and "after offering," include 2,578 restricted shares that will vest on the initial public offering and 41,160 restricted shares that are subject to forfeiture restrictions.
(9) The columns designated "before offering," include vested options to purchase 13,000 shares. Mr. Rubenstein is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Rubenstein. The voting agreement will expire upon the completion of this offering. The columns designated "before offering and after conversion transactions" and "after offering," include 3,835 restricted shares that will vest on the initial public offering and 55,944 restricted shares that are subject to forfeiture restrictions.
(10)Norman W. Alpert is a director and affiliated with Vestar Capital Partners.
(11)The shares owned by these investors are subject to the provisions of a stockholders agreement that contains voting arrangements, which will terminate prior to the completion of this offering.
(12)Joseph H. Gleberman is director and affiliated with the Goldman Funds.
(13)Michael A. Pruzan is a director and affiliated with QIP and SFM Domestic. Mr. Pruzan is a non-managing member of SFM Domestic. Mr. Pruzan disclaims beneficial ownership over any shares held for the account of SFM Domestic.
(14)The columns designated "before offering," include vested options to purchase 21,413 shares. Ms. Perlowski is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Ms. Perlowski. The voting agreement will expire upon the completion of this offering. The columns designated "before offering and after conversion transactions" and "after offering," include 2,730 restricted shares that will vest on the initial public offering and 37,511 restricted shares that are subject to forfeiture restrictions.

    As of November 15, 2001, certain funds affiliated with The Goldman Sachs Group, Inc. owned more than 25% of our outstanding voting securities. Following the completion of this offering, the funds affiliated with Goldman Sachs are expected to own less than 25% of our outstanding voting securities. Accordingly, following the offering, Goldman Sachs will not be deemed to control us based on the 1940 Act definition of control.

                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

    On June 24, 1998, our wholly owned subsidiary, MCG Finance Corporation, entered into a $400 million multi-bank credit facility with Heller Financial, Inc., as agent, which has a revolving feature and expires in January 2002. As of September 30, 2001, we had $339.9 million of outstanding borrowings under this credit facility. For the year ended December 31, 2000, interest paid to Heller Financial, as agent, totaled $23.9 million. On July 11, 2000, we entered into a repurchase agreement with Heller Financial whereby we repurchased 1,000,000 shares of Class D common stock held by Heller Financial, at a price of $15.00 per share. As of October 31, 2001, Heller Financial is also a stockholder who beneficially owns more than five percent of our securities. See "Description of Securities--Debt Securities".

    Certain funds affiliated with The Goldman Sachs Group, Inc. own a significant portion of our outstanding common stock. We have agreed that for so long as the stockholders affiliated with The Goldman Sachs Group, Inc. own at least 50% of our common stock currently owned by them, Goldman, Sachs & Co. will have the right to provide all of our investment banking services (other than any underwriting of securities, commercial banking services, any determination of fair market value pursuant to any employment, consulting or severance agreement and services relating to any securitization or other debt issuances) upon terms mutually satisfactory to them and to us. If we are unable to agree on those terms, we may hire another investment banking firm.

    In addition, we have agreed that for eighteen months following the completion of this offering, Friedman, Billings, Ramsey & Co., Inc., the lead underwriter of this offering, will have certain rights, subject to certain exceptions, to provide certain financial advisory services to us and to serve as the lead underwriter of equity offerings by us for which we have not engaged Goldman, Sachs & Co., Inc. or one of its affiliates as lead underwriter (or otherwise as first co-manager in the event of that engagement). We have also agreed that, for the same period, we will seek to cause our stockholders with registration rights to engage Friedman, Billings, Ramsey & Co., Inc., to serve as lead underwriter (if Goldman, Sachs & Co. or one of its affiliates is not serving as lead underwriter) or first co-manager for any offering of our common stock by them.

    In addition, in a private offering concurrent with this public offering, an affiliate of Friedman, Billings, Ramsey & Co., Inc. will purchase 625,000 shares of our common stock at a per share price equal to the per share net proceeds (before expenses) to us from this public offering.

    Three of our directors, Messrs. Millner, Bucher and O'Keefe, will each receive prior to the completion of this offering 2,000 shares of common stock in connection with their service on our board of directors.

    Stockholders beneficially owning more than five percent of our securities have registration rights. An affiliate of Friedman, Billings, Ramsey & Co., Inc. which is purchasing shares in the concurrent private offering also has registration rights. See "Shares Eligible for Future Sale--Stockholder Registration Rights".

    All outstanding shares of our Class A common stock, Class B common stock, Class D common stock and Class E common stock will be converted into shares of our common stock without preference prior to the completion of this offering.

           Loans to and Other Agreements with our Executive Officers

    Certain of our executive officers will have employment agreements. See "Executive Compensation--Employment Agreements".

    In connection with the formation of MCG in 1998, certain executive officers of the company and other members of management delivered promissory notes to us to purchase shares of Class A common stock. These promissory notes are due on June 24, 2003 and bear interest at a fixed rate per annum equal to 8.2875% payable annually. In addition, during 2000 certain additional executive officers of the company and other members of management delivered promissory notes to us in connection with the purchase of shares of Class E common stock. These promissory notes are due on July 11, 2005 and bear interest at a fixed rate per annum equal to 8.25% payable annually. As amended, the notes will be nonrecourse as to the principal amount but recourse as to the interest. Each loan is secured by the stock purchased with the loan as well as other MCG stock owned by such officer or other member of management.

    The following table summarizes information about these loans and the amounts outstanding as of September 30, 2001 with respect to our executive officers:

                                                                          Original   Current
                                                                  Date of Amount of Balance of
                    Name of Debtor and Title                       Loan     Loan       Loan
                    ------------------------                      ------- --------- ----------
Bryan J. Mitchell................................................ 6/24/98 $100,000   $100,000
Chairman of the Board of Directors and Chief Executive Officer

Steven F. Tunney................................................. 6/24/98  150,000    150,000
Director, President, Chief Operating Officer, and Treasurer

B. Hagen Saville................................................. 6/24/98  200,000    200,000
Executive Vice President, Business Development

Janet C. Perlowski............................................... 7/11/00   22,500     22,500
Chief Financial Officer

Samuel G. Rubenstein............................................. 7/11/00   75,000     75,000
Executive Vice President, General Counsel and Corporate Secretary

    In addition, we expect that many of our executive officers and other employees will deliver additional partially nonrecourse promissory notes to us, with an aggregate face value of approximately $5.8 million, for the purchase of a portion of the restricted common stock issued for the termination of their options. The notes will be nonrecourse as to the principal amount but will be recourse as to the interest. Accordingly, the executive officers and other employees will only be personally liable for interest payments. The notes will have a four and a half year term and will be secured by all of the restricted common stock held by each executive officer and other employees, and in the cases of Messrs. Mitchell, Tunney and Saville, for a specified time period, additional shares of common stock owned by such executive officers. The notes would bear interest at a fixed rate of interest equal to the applicable federal rate as defined in the Internal Revenue Code on the date a note is issued, with interest payable annually during the term of the note and all principal due four and a half years after the note issuance date, subject to acceleration events. We also will make cash payments to our employees (including our executive officers) for the taxes imposed on them associated with the issuance of restricted common stock to them in connection with the termination of their options under our stock option plan and the taxes imposed on them resulting from our making the cash payments (at an assumed tax rate of 48%, which in some cases may exceed an employee's actual tax rate). The aggregate amount of these cash payments will be approximately $7.5 million.

    The following table summarizes the amounts of the loans described above that we expect our executive officers will owe. The actual amount of these loans may be higher or lower depending on certain factors, including the initial public offering price of our common stock. However, we expect the total amount of the loans to our executive officers and other employees to be approximately $5.8 million but not greater than $10 million.

                                                                    Amount of
                      Name of Debtor and Title                        Loan
                      ------------------------                      ----------
  Bryan J. Mitchell................................................ $1,188,451
  Chairman of the Board of Directors and Chief Executive Officer

  Steven F. Tunney.................................................    943,913
  Director, President, Chief Operating Officer and Treasurer

  B. Hagen Saville.................................................    801,214
  Executive Vice President, Business Development

  Janet C. Perlowski...............................................     80,618
  Chief Financial Officer

  Samuel G. Rubenstein.............................................    222,773
  Executive Vice President, General Counsel and Corporate Secretary

                           DESCRIPTION OF SECURITIES

                                    General

    Under the terms of our restated certificate of incorporation, to be effective immediately prior to the completion of this offering, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $.01 per share, of which immediately after this offering 28,286,668 shares will be outstanding, and 1,000 shares of preferred stock, par value $.01 per share, of which immediately after this offering no shares will be outstanding. Set forth below are our outstanding classes of capital stock as of November 15, 2001. Each of the shares of Class A, B, D and E common stock have various liquidation preferences and will be converted into a share of common stock without preference prior to the completion of this offering.

                                                   Amount Held
                                                   by Company
                                          Amount     for its     Amount
                     Title of Class     Authorized   Account   Outstanding
                  --------------------- ---------- ----------- -----------
      MCG Capital Class A Common Stock  12,000,000     --       6,831,066
                  Class B Common Stock     500,000     --         462,887
                  Class C Common Stock* 20,000,000     --               0
                  Class D Common Stock   2,200,000     --         677,934
                  Class E Common Stock   5,500,000     --       4,700,000

--------
* Prior to the completion of this offering, we will amend our certificate of incorporation to, among other things, redesignate the Class C Common Stock as "common stock," which will be our sole class of common stock authorized and outstanding after this offering, and increase the authorized number of shares of common stock to 100,000,000.

    Prior to the completion of this offering:

    . we will issue 1,539,851 shares of common stock in connection with the termination of all options outstanding under our stock option plan;

    . we will issue 6,000 shares of our common stock to three directors in connection with their service on our board of directors; and

    . we will issue 68,930 shares of our common stock to Wachovia Corporation, for the termination of all of its outstanding warrants to purchase 516,000 shares of our common stock.

    Our outstanding commitments to issue additional shares of common stock include the issuance of up to 2,006,250 shares of common stock pursuant to the underwriters' option granted to the underwriters of this offering and the issuance of 625,000 shares of common stock in a private offering concurrent with this public offering to an affiliate of Friedman, Billings, Ramsey & Co., Inc.

    The descriptions of common stock and preferred stock below reflect changes to MCG Capital's capital structure that will occur immediately prior to the completion of this offering in accordance with the restated certificate of incorporation for MCG Capital that we will adopt prior to this offering.

                                 Common Stock

    Under the terms of our restated certificate of incorporation, to be effective immediately prior to completion of this offering, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation,

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

dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. A significant percentage of our common stock outstanding prior to the completion of this offering have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

                                Preferred Stock

    Under the terms of our restated certificate of incorporation, to be effective immediately prior to completion of this offering, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

                                   Warrants

    On June 24, 1998, we issued to Wachovia Corporation:

    . one warrant to purchase 226,000 shares of our class A common stock at an exercise price of $20.00 per share;

    . one warrant to purchase 186,000 shares of our class A common stock at an exercise price of $30.00 per share; and

    . one warrant to purchase 104,000 shares of our class A common stock at an exercise price of $40.00 per share.

    These warrants will be terminated prior to the completion of this offering for the issuance of 68,930 shares of our common stock.

                                Debt Securities

    Although we have not incurred any significant indebtedness through MCG Capital Corporation itself, we do borrow indirectly through two principal credit facilities maintained by our subsidiaries. MCG Finance Corporation, one of our subsidiaries, maintains a $400 million senior secured multi-bank credit facility with

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

Heller Financial, Inc., as agent. In addition, our wholly owned subsidiary, MCG Finance Corporation II entered into a $150 million variable series securitization facility under a master trust, MCG Master Trust, arranged by First Union Securities, Inc. The significant terms of these facilities are outlined below.

Senior Secured Multi-Bank Credit Facility

    On June 24, 1998, MCG Finance Corporation entered into a credit agreement with Heller Financial, Inc., as agent, pursuant to which MCG obtained a $400 million senior secured credit facility, with a revolving feature, to support our initial portfolio purchase from First Union National Bank and to fund ongoing loan and investment originations. The borrower under the facility is MCG Finance Corporation, a bankruptcy remote, wholly owned special purpose subsidiary of MCG. The facility is secured by all of MCG Finance Corporation's existing and hereinafter acquired assets. In addition, all shares of capital stock of MCG Finance Corporation are pledged as collateral for those borrowings. As of September 30, 2001, the interest rate on this facility was 5.23% and there was approximately $339.9 million of outstanding borrowings. The facility is scheduled to expire on January 2, 2002.

    The credit agreement contains customary representations, warranties, affirmative and negative covenants, and events of default, including payment defaults, bankruptcy events, change in control and a commitment based required equity deficiency default. One such event of default would occur if, after this offering, absent a waiver or cure, funds affiliated with The Goldman Sachs Group, Inc. cease to beneficially own and control at least 15% of the total number of shares of common stock outstanding. Among the negative covenants are restrictions or prohibitions on the incurrence of additional indebtedness, creation of liens, making of investments, disposal of assets, transactions with affiliates and making of dividends or other restricted junior payments.
    MCG Finance Corporation has the ability to borrow at a base rate and LIBOR rate under the facility. MCG's borrowings are governed through ongoing compliance with a borrowing base that equals, at any time, the total loan portfolio commitments minus the amount of required equity, as described below. In addition to ongoing compliance with the borrowing base, the credit agreement provides that MCG Finance Corporation must comply with several financial covenants and investment tests. Some of these financial covenants prohibit MCG Finance Corporation from:

    . permitting fixed charge coverage to fall below 1.10;

    . permitting the total interest coverage for certain periods to fall below
      1.50;

    . permitting loan commitments in each of the community newspaper, radio broadcasting, television broadcasting and telecommunications segments to exceed 30% of total loan commitments and in each of the publishing, business information services and other segments to exceed 25% of the total loan commitments;

    . permitting unsecured debt or equity investments to exceed 10% of the portfolio; or

    . permitting the average interest rate on loans for the trailing 12-month period ending on the last day of the month to be less than the sum of LIBOR plus 2.5%.

    In addition, MCG Finance must comply with a total equity requirement. The total amount of equity required for MCG Finance Corporation from time to time is the sum of the required equity amounts assigned to each of the MCG Finance loans, as described below. Each loan is assigned a credit risk rating, based upon an industry-standard credit rating scale. Initial credit risk ratings for each new portfolio loan will be determined upon the origination of the loan and changes to the credit risk rating of all portfolio loans will be updated on a regular, periodic basis. Each portfolio loan is assigned an amount of required equity based upon its credit risk rating. The amount of required equity decreases with higher or improving credit quality. The amount of required equity for each loan will also vary given the size and diversification of the overall portfolio. In general, given any particular credit risk rating, the amount of the required equity will be lower in a larger and more diverse portfolio.

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

Securitization Facility

    Our wholly owned, bankruptcy-remote, special-purpose subsidiary, MCG Finance Corporation II, entered into a $150 million variable series securitization facility under a master trust arranged by First Union Securities, Inc. in June 2000 and amended in June 2001. First Union Securities, Inc. has agreed to increase the facility to $200 million upon completion of this offering, subject to certain conditions precedent which we expect to satisfy. As of September 30, 2001, the interest rate on this securitization facility was 4.48% and there was approximately $126.8 million of outstanding borrowings.

    Following is a brief description of the mechanics of the securitization facility. MCG Capital Corporation originates loans and transfers or sells certain of the loans to MCG Finance Corporation II. In turn, MCG Finance Corporation II concurrently sells those loans to the MCG Master Trust, a bankruptcy-remote, special-purpose trust, for cash and a transferor interest. MCG Master Trust privately offers and sells a Class A Note to a commercial paper conduit facility administered by First Union Securities, Inc. and a Class B Note to MCG Finance Corporation II. The Class A Notes generally will represent up to 76% of the aggregate principal amount of the loans taking into account concentration limitations and subordination requirements. The Class B Notes will be subordinate to the Class A Notes and generally will represent not less than 24% of the aggregate principal amount of the loans. Under this structure, we bear the risk of credit losses up to the value of the Class B Note, or generally not less than 24% of the principal amount of the loans sold or contributed to the MCG Master Trust. MCG Capital is the servicer of the trust loan portfolio.

    Series 2000-1 is the only series of notes outstanding out of the MCG Master Trust. The securitization facility, including the Series 2000-1, matures on May 31, 2003 or sooner (but not earlier than May 31, 2002) if First Union National Bank does not renew the liquidity support that it provides to the commercial paper conduit, which is the lender under this facility.

    The interest rate for the Class A Notes can vary based on a number of factors including a benchmark rate and the method of funding the purchase of the notes. As of September 30, 2001, the effective rate of the Class A Notes was 4.48%, representing 182 basis points above 30-day LIBOR.

    Pursuant to the documents governing the securitization, MCG Master Trust must comply with several financial covenants and investment tests. Among other financial covenants, MCG Master Trust may not:

    . permit loan commitments in the community newspapers segment to exceed 40% of total loans outstanding; in any of the radio broadcasting, television broadcasting and publishing segments to exceed 35% of total loans outstanding; in any of the telecommunications or business information services segments to exceed 25% of the total loans outstanding; in the technology, security alarm or towers segments to exceed 20% of the total loans outstanding; or in the paging, internet service provider, e-commerce or other segments to exceed 15% of the total loans outstanding;

    . permit the sum of all loan commitments to a single obligor to exceed
      $20,000,000;

    . permit the sum of the six largest outstanding loan balances to exceed the greater of $90 million or 40% of the total loan commitments;

    . permit the average outstanding balance of eligible loans to a single obligor to exceed $8,000,000; or

    . permit the weighted average remaining life for the trust loan portfolio to exceed 6.5 years.

    In addition, MCG Finance Corporation II is subject to restrictions on the portion of the trust loan portfolio that can be invested in loans with high risk ratings and may not exceed a maximum weighted average risk rating for the trust loan portfolio. MCG Finance Corporation II can substitute and/or repurchase loans held by the MCG Master Trust subject to the following criteria:

    . the aggregate principal balance of delinquent loans and charged-off loans purchased or substituted for cannot exceed, in any one year, 15% of the aggregate facility; and

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

    . the aggregate principal balance of all other commercial loans purchased or substituted for cannot exceed, in any one year, 15% of the aggregate facility.

    MCG Capital can be replaced as servicer of the loans upon the occurrence of several events, including:

    . our failure to maintain a specified minimum net worth;

    . prior to the completion of this offering, the cessation of Robert J.
      Merrick to be actively involved in our credit decisions (unless waived by the majority of the Class A and Class B noteholders, which waiver may be granted or withheld in their sole direction) or the cessation of Bryan J. Mitchell, Steven F. Tunney or B. Hagen Saville to be actively involved in our management unless waived by the majority of the Class A and Class B noteholders, which waiver may not be unreasonably withheld;

    . upon completion of this offering, the cessation of any two of Messrs.
      Mitchell, Tunney, Saville or Merrick to be actively involved in our management unless cured or waived;

    . our failure to observe or perform the credit and collection policy regarding the servicing of the commercial loans in any manner that would have a material adverse effect on the commercial loans; or

    . the material amendment by us of the credit and collection policy in any manner that would have a material adverse effect on the commercial loans without the prior written consent of the majority of the Class A and Class B noteholders.

    Prior to our election to be treated as a regulated investment company, we expect to restructure MCG Finance Corporation II, subject to lender consent, so that it will no longer be subject to corporate-level tax.

 Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

    We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. Our restated certificate of incorporation and amended and restated bylaws of MCG Capital to be effective immediately prior to completion of this offering provide that:

    . the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

    . directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

    . any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

    The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from, acquiring us.

    Our restated certificate of incorporation and amended and restated bylaws, to be effective immediately prior to completion of this offering, also provide that, after this offering:

    . any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

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

    . special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

    Our amended and restated bylaws, to be effective immediately prior to completion of this offering, provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

    Our amended and restated bylaws, to be effective immediately prior to the completion of this offering, will provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation, to be effective immediately prior to completion of this offering, permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation, to be effective immediately prior to completion of this offering, may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

                 Limitations of Liability and Indemnification

    Under our restated certificate of incorporation, to be effective immediately prior to completion of this offering, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney's fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation, to be effective immediately prior to completion of this offering, also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above

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

indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

    Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

    Our restated certificate of incorporation, to be effective immediately prior to completion of this offering, permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

    At present, we are not the subject of any pending litigation or proceeding involving any director, officer, employee or agent as to which indemnification will be required or permitted under our certificate of incorporation. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

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

                        SHARES ELIGIBLE FOR FUTURE SALE

    Prior to the completion of this offering, there has been no public market for our common stock. Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

    Substantially all of our current stockholders have agreed with the underwriters not to sell any shares of stock and restricted stock they own for a period of 180 days from the date of the completion of this offering. This agreement, referred to as a "lock-up agreement", may be waived by Friedman Billings Ramsey as representative of the underwriters.

    Upon completion of this offering, we will have 28,286,668 shares of common stock outstanding, assuming no exercise of the underwriters' option. Of these shares, the 13,375,000 shares sold in this offering will be freely tradeable without restriction or further registration under the Securities Act of 1933. The remaining 14,911,668 shares of common stock outstanding will be deemed "restricted securities" as defined under Rule 144 and described below. Of these shares, 16,000 shares of common stock will be freely tradeable after this offering. After the lock-up agreements described below expire, the number of shares of common stock that will be available for sale in the public market under the provisions of Rule 144, 144(k) and 701 will be as follows:

    . 12,728,427 shares of common stock currently outstanding will be eligible for sale;

    . 772,410 shares of restricted stock held by employees, as transfer restrictions expire. The transfer restrictions applicable to 303,660 of these shares will lapse at the end of each of the 11 consecutive calendar year quarters beginning January 1, 2002 and the transfer restrictions applicable to 468,750 of these shares will lapse at the end of each of the 15 consecutive calendar year quarters beginning January 1, 2002 subject to earlier lapsing of these transfer restrictions in either case upon a change in control or certain terminations of employment; and

    . 700,000 shares of restricted stock held by employees subject to transfer restrictions that expire on September 30, 2005 subject to earlier lapsing of these transfer restrictions upon a change in control or certain terminations of employment. For more information on the restricted stock, see "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure--Termination of Stock Option Plan".

    The shares of common stock held by our employees and the shares held by affiliates of The Goldman Sachs Group, Inc., Vestar Capital Partners and Soros Fund Management and our other stockholders who purchased stock prior to the completion of this offering, and the shares purchased in the concurrent private offering by an affiliate of Friedman, Billings, Ramsey & Co., Inc., will constitute "restricted securities" for purposes of the Securities Act of 1933. As a result, absent registration under the Securities Act of 1933 or compliance with Rules 144, or 701 thereunder, these shares of common stock will not be freely transferable to the public.

    Upon the expiration of the transfer restrictions described above, the restricted common stock will no longer be contractually restricted and will be freely transferable in accordance with Rule 701.

    In addition, 427,958 shares of our common stock referred to above have been pledged to us to secure loans we made to officers and other employees and we expect 1,420,184 shares of restricted stock referred to above will be pledged to us to secure loans we expect to make to officers and other employees. See "Certain Relationships and Transactions".

    In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated), including an affiliate, who beneficially owns "restricted securities" may not sell those securities until they have

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

been beneficially owned for at least one year. Thereafter, the person would be entitled to sell within any three-month period a number of shares that does not exceed the greater of:

    . 1% of the number of shares of common stock then outstanding (which will equal approximately 282,867 shares immediately after the offering); or

    . the average weekly trading volume of the common stock on the Nasdaq
      National Market during the four calendar weeks preceding the filing with the Securities and Exchange Commission of a notice on the Securities and Exchange Commission's Form 144 with respect to such sale.

    Sales under Rule 144 are also subject to certain other requirements regarding the manner of sale, notice and availability of current public information about us.

    Under Rule 144(k), a person who is not, and has not been at any time during the 90 days preceding a sale, one of our affiliates and who has beneficially owned the shares proposed to be sold for at least two years (including the holding period of any prior owner except an affiliate) is entitled to sell such shares without complying with the manner of sale, public information, volume limitation or notice provisions of Rule 144.

    In addition, Rule 701 provides that currently outstanding shares of common stock acquired under our compensation plans, such as our restricted stock issued to employees and directors, may be resold beginning 90 days after the date of this prospectus:

    . by persons, other than affiliates, subject only to the manner of sale provisions of Rule 144; and

    . by affiliates under Rule 144 without compliance with its one-year minimum holding period, subject to limitations.

    We intend to file a registration statement on Form S-8 with the Securities and Exchange Commission in order to register the re-offer and resale of certain common stock issued to our employees.

                              Lock-Up Agreements

    Substantially all of our current stockholders accounting for 14,270,668 shares of our common stock that will be outstanding following the completion of this offering have entered into lock-up agreements in connection with this offering. In addition, FBR Asset Investment Corporation, an affiliate of Friedman, Billings, Ramsey & Co., Inc. which is purchasing 625,000 shares of our common stock in a private offering concurrent with the completion of this public offering, has entered into a similar lock-up agreement with respect to those shares. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to the Company), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them for a period of 180 days after the date of this prospectus without the prior written consent of Friedman Billings Ramsey. These lock-up agreements do not restrict the transfer of shares of common stock purchased in the secondary market following this offering, shares of common stock purchased from the underwriters in connection with the directed share program and shares of common stock issued pursuant to the dividend reinvestment plan.

                        Stockholder Registration Rights

    Following this offering, our current stockholders holding 13,275,805 shares of outstanding common stock will, under some circumstances, have the right to require us to register their shares with the Securities and Exchange Commission or request that their shares be included in registration statements that we may file so that those shares may be publicly resold.

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

    Our amended registration rights agreement with certain of the holders of our common stock provides that at any time, subject to conditions and limitations:

    . the stockholders affiliated with The Goldman Sachs Group, Inc., Vestar
      Capital Partners, Soros Fund Management and FBR Asset Investment Corporation have the right to demand that we file a registration statement with the Securities and Exchange Commission to register all or part of their shares of common stock; and

    . substantially all of our current stockholders have the right to include all or part of their shares of common stock in registration statements that we file, whether or not for our own account, with the Securities and Exchange Commission.

    We are obligated to effect up to nine demand registrations for four of our stockholders. The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to four demand registrations, the stockholders affiliated with Vestar Capital Partners and stockholders affiliated with Soros Fund Management each have a right to request up to two demand registrations and FBR Asset Investment Corporation has the right to request one demand registration. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

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

                                 UNDERWRITING

    The underwriters named below are acting through their representatives, Friedman, Billings, Ramsey & Co., Inc. and U.S. Bancorp Piper Jaffray Inc. Subject to the terms and conditions contained in the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has agreed to purchase from us, the number of shares set forth opposite its name below. The underwriting agreement provides that the obligation of the underwriters to pay for and accept delivery of our common stock is subject to certain conditions. The underwriters are obligated to take and pay for all shares of our common stock offered (other than those covered by the over-allotment option described below) if any of the shares are taken.

                                                       Number of
                            Underwriters                Shares
                            ------------               ----------
              Friedman, Billings, Ramsey & Co., Inc...  7,794,500
              U.S. Bancorp Piper Jaffray Inc..........  3,340,500
              Advest, Inc.............................    280,000
              William Blair & Company, L.L.C..........    280,000
              Dominick & Dominick LLC.................    280,000
              Fahnestock & Co. Inc....................    280,000
              Ferris, Baker Watts, Inc................    280,000
              J.J.B. Hilliard, W.L. Lyons, Inc........    280,000
              Legg Mason Wood Walker, Incorporated....    280,000
              Stifel, Nicolaus & Company, Incorporated    280,000
                                                       ----------
                 Total................................ 13,375,000
                                                       ==========

    We have granted the underwriters an option exercisable for 30 days after the date of this prospectus to purchase up to 2,006,250 additional shares of common stock to cover over-allotments, if any, at the public offering price less the underwriting discounts set forth on the cover page of this prospectus. If the underwriters exercise this option, the underwriters will have a firm commitment, subject to certain conditions, to purchase all of the shares covered by the option.

    The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters. The amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase 2,006,250 additional shares of our common stock to cover over-allotments.

                                No Exercise Full Exercise
                      -         ----------- -------------
                      Per share $     1.105  $     1.105
                                -----------  -----------
                         Total.  14,779,375   16,996,281
                                ===========  ===========

    The underwriters propose to offer our common stock directly to the public at $17.00 per share and to certain dealers at this price less a concession not in excess of $.67 per share. The underwriters may allow, and the dealers may reallow, a concession not in excess of $.10 per share to certain dealers.

    We expect to incur expenses of approximately $5,620,000 in connection with this offering.

    We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect thereof.

    Our officers, directors and substantially all of our current stockholders have agreed with the underwriters not to offer, sell, contract to sell, pledge (other than to the Company), hedge or otherwise dispose of any of their common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Friedman, Billings, Ramsey & Co., Inc. These transfer restrictions do not apply to shares of common stock purchased in the secondary market following this offering, shares of common stock purchased from the underwriters in connection with the directed share program and shares of common stock issued pursuant to the dividend reinvestment plan. In addition, we have agreed with the underwriters not to offer, sell, contract to sell or otherwise dispose of any shares of our common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus without the written consent of the underwriters, except for the issuance of up to 150,000 shares of our common stock to persons newly employed by us after the date of this prospectus.

    Prior to the completion of this offering, there has been no public market for the shares. The initial public offering price will be negotiated by us and the representatives. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be our historical performance, estimates of the business potential and our earnings prospects, an assessment of our management and the consideration of the above factors in relation to market valuation of companies in related businesses.

    We have been approved to list our common stock on The Nasdaq National Market under the symbol "MCGC".

    The public offering is being conducted pursuant to the requirements of Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc.

    In a private offering concurrent with this public offering, an affiliate of Friedman, Billings, Ramsey & Co., Inc. will purchase 625,000 shares of common stock at a per share price equal to the per share net proceeds (before expenses) to us from this public offering.
    In connection with the public offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the public offering. Stabilizing transactions consist of various bids for or purchase of common stock made by the underwriters in the open market prior to the completion of the offering.

    The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

    Purchases to cover a short position and stabilizing transactions may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on The Nasdaq Stock Market, in the over-the-counter market or otherwise.

    At our request, the underwriters are reserving up to 200,000 shares of common stock for sale at the initial public offering price to directors, officers, employees and friends. The number of shares available for sale to the general public in the public offering will be reduced to the extent these persons purchase these reserved shares. Any shares not so purchased will be offered by the underwriters to the general public on the same basis as the other shares offered hereby.

    The address for Friedman, Billings, Ramsey & Co., Inc. is 1001 Nineteenth Street North, Arlington, Virginia 22209.

                            VALIDITY OF SECURITIES

    The validity of our shares of common stock offered by this prospectus will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), Washington, D.C. The validity of the common stock will be passed upon for the underwriters by Sullivan & Cromwell, Washington, D.C.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

    Both our investments and our subsidiaries' investments are held in safekeeping by Riggs Bank, N.A. located at 808 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset Back Securities Division, Corporate Trust Services located at 6th and Marquette, Minneapolis, Minnesota 55479 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

                                    EXPERTS

    Ernst & Young LLP, independent auditors, at One James Center, Suite 1000, 901 East Cary Street, Richmond, Virginia 23218-0680, have audited our consolidated financial statements, including the schedules of investments and senior securities table, for the periods set forth in their reports. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
   Report of Independent Auditors...............................................................  F-2
   Consolidated Balance Sheets as of December 31, 2000 and 1999.................................  F-3
   Consolidated Statements of Operations for the years ended December 31, 2000 and 1999 and the periods of June 25 through December 31, 1998 and January 1, 1998 to June 24, 1998..........  F-4
   Consolidated Statements of Stockholders'/Division Equity from December 31, 1997 through
     December 31, 2000..........................................................................  F-5
   Consolidated Statements of Cash Flows for the years ended December 31, 2000 and 1999 and the periods of June 25 through December 31, 1998 and January 1, 1998 to June 24, 1998..........  F-6
   Consolidated Schedules of Investments as of December 31, 2000 and 1999.......................  F-7
   Notes to Consolidated Financial Statements................................................... F-12

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
   Consolidated Balance Sheets as of September 30, 2001 and December 31, 2000................... F-25
   Consolidated Statements of Operations for the nine months ended September 30,
     2001 and 2000.............................................................................. F-26
   Consolidated Statement of Stockholders' Equity for the nine months ended September 30,
     2001....................................................................................... F-27
   Consolidated Statements of Cash Flows for the nine months ended September 30,
     2001 and 2000.............................................................................. F-28
   Consolidated Schedule of Investments as of September 30, 2001................................ F-29
   Notes to Unaudited Consolidated Financial Statements......................................... F-34

                        Report of Independent Auditors

Board of Directors
MCG Capital Corporation

    We have audited the accompanying consolidated balance sheets of MCG Capital Corporation, including the consolidated schedules of investments, as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2000 and 1999 and for the period June 25, 1998 through December 31, 1998. We also have audited the accompanying statement of operations of Media Communications Group, a division of First Union National Bank, (the "Predecessor") and related statements of division equity and cash flows for the period January 1, 1998 through June 24, 1998 (as to the financial statements, the "predecessor financial statements" and as to the period, the "predecessor period"). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material aspects, the consolidated financial position of MCG Capital Corporation at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years ended December 31, 2000 and 1999 and the period June 25, 1998 through December 31, 1998, in conformity with accounting principles generally accepted in the United States. Further, in our opinion, the predecessor financial statements referred to above present fairly, in all material respects, the results of its operations and cash flows for the period January 1, 1998 through June 24, 1998, in conformity with accounting principles generally accepted in the United States.

    As discussed in Note A to the consolidated financial statements, MCG Capital Corporation adopted a new accounting basis effective June 25, 1998 in connection with the change in ownership and recorded net assets as of that date at the new owners' acquisition cost. As a result, the consolidated financial statements beginning June 25, 1998 are presented on a different basis than that of the predecessor period, and therefore are not directly comparable.

                                          /s/ Ernst & Young LLP

Richmond, Virginia
February 1, 2001,
except for the first paragraph of
Note A, as to which the date is
June 14, 2001

                            MCG Capital Corporation

                          Consolidated Balance Sheets
                   (in thousands, except per share amounts)

                                                                                            December 31,
                                                                                         ------------------
                                                                                           2000      1999
                                                                                         --------  --------
Assets
Cash and cash equivalents............................................................... $ 16,766  $ 10,019
Commercial loans........................................................................  504,214   310,871
Less: Allowance for loan losses.........................................................  (10,084)   (4,663)
     Unearned income....................................................................   (9,935)   (6,765)
                                                                                         --------  --------
   Net loans............................................................................  484,195   299,443
Investments in equity securities........................................................    6,697     2,520
Premises and equipment, net.............................................................      449       303
Interest receivable.....................................................................    6,239     3,758
Debt issuance cost, net.................................................................    2,960     2,629
Deferred income taxes...................................................................    4,261     1,614
Goodwill, net...........................................................................    4,162     4,436
Other assets............................................................................      764     1,592
                                                                                         --------  --------
   Total assets......................................................................... $526,493  $326,314
                                                                                         ========  ========
Liabilities
Borrowings.............................................................................. $356,833  $248,217
Interest payable........................................................................    1,813     1,397
Other liabilities.......................................................................    8,949     2,443
                                                                                         --------  --------
   Total liabilities....................................................................  367,595   252,057

Stockholders' Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding........       --        --
Common stock
   Class A, par value $.01, authorized 12,000 shares, issued and outstanding 6,831 in
     2000 and 5,626 in 1999.............................................................       68        56
   Class B, par value $.01, authorized 500 shares, issued and outstanding 463 in 2000
     and 463 in 1999....................................................................        5         5
   Class C, par value $.01, authorized 20,000 shares, none issued and outstanding.......       --        --
   Class D, par value $.01, authorized 2,200 shares, issued and outstanding 678 in 2000
     and 1,333 in 1999..................................................................        7        13
   Class E, par value $.01, authorized 5,500 shares, issued and outstanding 4,700 in
     2000 and 0 in 1999.................................................................       47        --
Paid-in capital.........................................................................  138,624    68,341
Stockholder loans.......................................................................     (747)     (600)
Retained earnings.......................................................................   20,513     6,442
Cumulative other comprehensive income...................................................      381        --
                                                                                         --------  --------
   Total stockholders' equity...........................................................  158,898    74,257
                                                                                         --------  --------
   Total liabilities and stockholders' equity........................................... $526,493  $326,314
                                                                                         ========  ========

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                     Consolidated Statements of Operations
                   (in thousands, except per share amounts)

                                                                             Successor                Predecessor
                                                               -------------------------------------- -----------
                                                                                           June 25     January 1
                                                                Year Ended   Year Ended    through      through
                                                               December 31, December 31, December 31,  June 24,
                                                                   2000         1999         1998        1998
                                                               ------------ ------------ ------------ -----------
Commercial loan interest and fee income:
   Interest income............................................   $51,374      $24,485       $8,311      $8,763
   Fee income.................................................    11,247        3,771        1,517       1,212
                                                                 -------      -------       ------      ------
       Total commercial loan interest and fee income..........    62,621       28,256        9,828       9,975
Interest expense:
   Interest...................................................    25,023       12,911        5,423       6,005
   Amortization of debt issuance cost.........................     1,625        1,406          729          --
                                                                 -------      -------       ------      ------
       Total interest expense.................................    26,648       14,317        6,152       6,005
                                                                 -------      -------       ------      ------
Net interest income...........................................    35,973       13,939        3,676       3,970
Provision for loan losses.....................................     5,421        2,058          556        (492)
                                                                 -------      -------       ------      ------
Net interest income after provision for loan losses...........    30,552       11,881        3,120       4,462
Other income:
   Warrant and equity investment gains and losses.............     2,099        3,765           --          --
   Investment income in EEI Holding's Corporation, Inc........        --          267          362          --
   Other......................................................     1,129          173           66          --
                                                                 -------      -------       ------      ------
       Total other income.....................................     3,228        4,205          428          --
Operating expenses:
   Employee compensation......................................     6,996        4,034        1,282         710
   Occupancy..................................................       548          296          160          73
   Professional fees..........................................       437          453          172         114
   Marketing and research.....................................       239          246           93          --
   Depreciation and amortization..............................       445          408           96          29
   General and administrative.................................     1,374          945          369         317
                                                                 -------      -------       ------      ------
       Total operating expenses...............................    10,039        6,382        2,172       1,243
                                                                 -------      -------       ------      ------
Income from continuing operations before income taxes.........    23,741        9,704        1,376       3,219
Income tax expense............................................     9,670        3,921          576       1,253
                                                                 -------      -------       ------      ------
Income from continuing operations.............................    14,071        5,783          800       1,966
Income from discontinued operations, net of income taxes of $5
  for January 1 through June 24, 1998.........................        --           --           --           8
                                                                 -------      -------       ------      ------
Net income....................................................   $14,071      $ 5,783       $  800      $1,974
                                                                 =======      =======       ======      ======
Net income per common share--basic and diluted................   $  1.35      $  0.87       $ 0.13
Average common shares outstanding.............................    10,435        6,612        6,351
Average common shares outstanding and dilutive common stock
  equivalents.................................................    10,453        6,614        6,351

                See notes to consolidated financial statements.

                            MCG Capital Corporation

           Consolidated Statements of Stockholders'/Division Equity
                                (in thousands)

                                    Predecessor                                 Successor
                                    ----------- -------------------------------------------------------------------------


                                                                                               Cumulative
                                                 Common Stock                                     Other     Stockholders'/
                                     Division   -------------  Paid-in   Stockholder Retained Comprehensive    Division
                                      Equity    Shares  Amount Capital      Loans    Earnings    Income         Equity
                                    ----------- ------  ------ --------  ----------- -------- ------------- --------------
Balance December 31, 1997..........  $ 52,863                                                                  $ 52,863
Net income.........................     2,115                                        $  (141)                     1,974
Issuance of common stock...........                379   $  4                                                         4
Capital contribution to Parent.....   (15,829)                                                                  (15,829)
                                     --------   ------   ----  --------     -----    -------      ----         --------
Balance June 24, 1998..............    39,149      379      4                           (141)                    39,012
Net income.........................                                                      800                        800
Issuance of common stock
  Purchase transaction.............              5,784     58  $ 55,760                                          55,818
  Private stock placement..........                255      2     2,548                                           2,550
Recapitalization...................   (39,149)                                                                  (39,149)
Issuance of stockholder loans......                                         $(600)                                 (600)
                                     --------   ------   ----  --------     -----    -------      ----         --------
Balance December 31, 1998..........        --    6,418     64    58,308      (600)       659                     58,431
Net income.........................                                                    5,783                      5,783
Issuance of common stock
  Capital call.....................              1,000     10     9,983                                           9,993
  Private stock placement..........                  4               50                                              50
                                     --------   ------   ----  --------     -----    -------      ----         --------
Balance December 31, 1999..........        --    7,422     74    68,341      (600)     6,442                     74,257
Net income.........................                                                   14,071                     14,071
Issuance of common stock
  Capital call (Class A and
  Class D).........................              1,550     16    15,484                                          15,500
Private stock placement (Class E)..              4,700     47    69,789                                          69,836
Repurchase of common stock (Class
 A and Class D)....................             (1,000)   (10)  (14,990)                                        (15,000)
Unrealized gains on securities, net
 of income taxes of $260...........                                                               $381         $    381
Issuance of stockholder loans......                                          (147)                                 (147)
                                     --------   ------   ----  --------     -----    -------      ----         --------
Balance December 31, 2000..........        --   12,672   $127  $138,624     $(747)   $20,513      $381         $158,898
                                     ========   ======   ====  ========     =====    =======      ====         ========



                See notes to consolidated financial statements.

                            MCG Capital Corporation

                     Consolidated Statements of Cash Flows
                                (in thousands)

                                                                             Successor                Predecessor
                                                               -------------------------------------  -----------
                                                                                           June 25     January 1
                                                                Year Ended   Year Ended    through      through
                                                               December 31, December 31, December 31,  June 24,
                                                                   2000         1999         1998        1998
                                                               ------------ ------------ ------------ -----------
Operating Activities
  Net income..................................................  $  14,071    $   5,783    $     800    $  1,974
  Adjustments to reconcile net income to net cash provided by operating activities:
   Provision for loan losses..................................      5,421        2,058          556        (492)
   Depreciation and amortization..............................        445          408           96          29
   Amortization of debt issuance costs........................      1,625        1,406          729          --
   Investment income in EEI Holdings Corporation, Inc.........         --         (267)        (362)         --
   (Increase) decrease in interest receivable.................     (2,481)      (1,823)         240         806
   (Increase) in accrued payment-in-kind interest.............     (5,379)      (1,753)         (25)         --
   Increase (decrease) in unearned income.....................      2,211        3,051          729      (1,185)
   (Increase) decrease in deferred income taxes...............     (2,647)      (1,104)        (510)        529
   (Increase) decrease in other assets........................        943       (1,095)         (50)         --
   Increase in interest payable...............................        416          438          959          --
   Increase (decrease) in other liabilities...................      6,245        1,186          366        (867)
                                                                ---------    ---------    ---------    --------
    Net cash provided by operating activities.................     20,870        8,288        3,528         794
Investing Activities
  Net (increase) decrease in loans............................   (187,964)    (125,486)     (17,654)     69,842
  Purchase of media assets from First Union National Bank.....         --           --     (173,142)         --
  Purchase of equity securities...............................     (2,576)      (1,601)        (261)         --
  Net decrease in investment in EEI Holdings Corporation,
   Inc........................................................         --          400        1,162          --
  Sale of EEI Holding's Corporation, Inc. with tax benefit....         --        3,900           --          --
  Purchase of premises and equipment..........................       (431)        (155)        (224)         --
  Decrease in investment in discontinued operations...........         --           --           --         597
                                                                ---------    ---------    ---------    --------
    Net cash (used in) provided by investing activities.......   (190,971)    (122,942)    (190,119)     70,439
Financing Activities
  Net proceeds from borrowings................................    108,616      109,432      138,785          --
  Repurchase of common stock..................................    (15,000)          --           --          --
  Net proceeds from issuance of common stock, net of
   stockholder loans..........................................     85,189       10,043       57,768           4
  Payment of financing costs..................................     (1,957)         (96)      (4,668)         --
  Net decrease in Due to Parent...............................         --           --           --     (55,408)
  Capital contribution to Parent..............................         --           --           --     (15,829)
                                                                ---------    ---------    ---------    --------
    Net cash provided by (used in) financing activities.......    176,848      119,379      191,885     (71,233)
                                                                ---------    ---------    ---------    --------
Increase in cash and cash equivalents.........................      6,747        4,725        5,294          --
Cash and cash equivalents at beginning of period..............     10,019        5,294           --          --
                                                                ---------    ---------    ---------    --------
Cash and cash equivalents at end of period....................  $  16,766    $  10,019    $   5,294    $     --
                                                                =========    =========    =========    ========
Supplemental Disclosures
  Interest paid...............................................  $  24,607    $  12,473    $   4,464    $  6,005
  Income taxes paid...........................................      7,295        4,255        1,182          --

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                     Consolidated Schedules of Investments
                          December 31, 2000 and 1999
                                (in thousands)

                                                                December 31, 2000 December 31, 1999
-                                                               ----------------- -----------------
          Portfolio Company                  Investments          Cost    Value     Cost    Value
------------------------------------- ------------------------- -------  -------  -------  -------
101 Communications................... Loan                      $     0  $     0  $10,047  $10,047
Access One Communications Corporation Loan                            0        0   11,947   11,947
                                      Warrants to purchase
                                      Common Stock                    0        0        0    1,496
The Adrenaline Group, Inc.(1)........ Loan                        1,500    1,500        0        0
                                      Warrants to purchase
                                      Common Stock                    0        0        0        0
AMI Telecommunications
  Corporation(1)..................... Loan                       10,233   10,233    8,539    8,539
                                      Common Stock                  175       70      175      175
Badoud Enterprises, Inc.(1).......... Loan                       11,600   11,600   12,000   12,000
Belvoir Publications, Inc............ Loan                          950      950      400      400
Biznessonline.com, Inc.(1)........... Loan                       15,821   15,821        0        0
                                      Common Stock                    0       14        0        0
                                      Warrants to purchase
                                      Common Stock                    0        0        0        0
Boucher Communications, Inc.(1)...... Loan                        2,150    2,150    2,000    2,000
                                      Stock Appreciation Rights       0      305        0      223
Bridgecom Holdings, Inc.(1).......... Loan                        5,054    5,054        0        0
                                      Warrants to purchase
                                      Common Stock                    0        0        0        0
Brill Media Holdings, L.P.(1)........ Loan                       10,013   10,013        0        0
                                      Stock Appreciation Rights       0        0        0        0
Brookings Newspapers, L.L.C.(1)...... Loan                        3,900    3,900        0        0
BuyMedia Inc......................... Warrants to purchase
                                      Common Stock                    0      186        0    3,047
Cambridge Information Group, Inc.(1). Loan                       11,934   11,934    6,853    6,853
CCG Consulting, LLC.................. Loan                        1,014    1,014        0        0
                                      Warrants to purchase
                                      membership interest
                                      in LLC                          0       48        0        0
                                      Option to purchase
                                      additional equity               0        0        0        0

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                          December 31, 2000 and 1999
                                (in thousands)

                                                                 December 31, 2000 December 31, 1999
-                                                                ----------------- -----------------
             Portfolio Company                  Investments        Cost    Value     Cost    Value
------------------------------------------- -------------------- -------  -------  -------  -------
Community Media Group, Inc.(1)............. Loan                  14,400   14,400   10,240   10,240
Connective Corp............................ Common Stock              57      239       57      266

                                            Warrants to purchase
                                            membership
                                            interest in LLC          153      148      153      166

Corporate Legal Times L.L.C................ Loan                 $ 4,530  $ 4,530  $ 4,869  $ 4,869

Costa De Oro Television, Inc............... Loan                   3,087    3,087    3,019    3,019

Country Media, Inc......................... Loan                   6,633    6,633        0        0

                                            Common Stock             100      100        0        0

Creatas, L.L.C.(1)......................... Loan                  11,000   11,000        0        0

                                            LLC Interest             100      100        0        0

Creative Loafing, Inc.(1).................. Loan                  16,121   16,121        0        0

Dowden Health Media, Inc................... Loan                   2,790    2,790    3,423    3,423

Edgell Communications, Inc.(1)............. Loan                     670      670        0        0

The e-Media Club, LLC...................... LLC Interest              60       60       30        0

Executive Enterprise Institute, LLC(1)..... LLC Interest             431      431      300      300

Fawcette Technical Publications Holdings(1) Loan                  10,841   10,841    1,000    1,000

                                            Warrants to purchase
                                            Common Stock               0        0        0        0

Financial Technologies
  Holdings, Inc.(1)........................ Loan                  20,500   20,500   18,000   17,109

                                            Warrants to purchase
                                            Common Stock               0    2,029        0       53

Grant Broadcasting System II, Inc.(1)...... Loan                       0        0    7,775    7,775

Halcyon Business Publications, Inc......... Loan                     550      550    1,008    1,008

I-55 Internet Services, Inc................ Loan                   3,764    3,764    3,053    3,053

                                            Warrants to purchase
                                            Common Stock               0        0        0        0

IDS Telecom LLC............................ Loan                  13,075   13,075    3,685    3,685

                                            Warrants to purchase
                                            membership
                                            interest in LLC          279      209      279      292

Images.Com, Inc............................ Loan                   2,775    2,775    2,925    2,925

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                          December 31, 2000 and 1999
                                (in thousands)

                                                         December 31, 2000 December 31, 1999
-                                                        ----------------- -----------------
         Portfolio Company              Investments        Cost    Value     Cost    Value
----------------------------------- -------------------- -------  -------  -------  -------

Independent Media Holdings, Inc.(1) Loan                 $     0  $     0  $ 6,531  $ 6,531

Intellisec Holdings, Inc.(1)....... Loan                  10,085   10,085        0        0

                                    Warrants to purchase
                                    Common Stock               0        0        0        0

Interface Video Systems, Inc....... Loan                     426      426      670      670

JMP Media, L.L.C................... Loan                  15,491   15,491   15,101   15,101

Joseph C. Millstone................ Loan                     500      500        0        0

The Joseph F. Biddle
  Publishing Company(1)............ Loan                  15,125   15,125        0        0

Kalorama Information, LLC.......... Loan                       0        0    1,050    1,044

Kings III of America, Inc.,
  North America.................... Loan                   4,400    4,400        0        0

The Korea Times Los Angeles,
  Inc.............................. Loan                  12,368   12,368   11,940   11,940

MacDonald Communications
  Corporation(1)................... Loan                   9,410    9,410    7,805    7,805

                                    Preferred Stock        1,000      328    1,000    1,000

                                    Common Stock               0        0        0        0

                                    Warrants to purchase
                                    Common Stock               0        0        0        0

Manhattan Telecommunications
  Corporation...................... Loan                  10,272   10,272    6,160    6,160

                                    Warrants to purchase
                                    Common Stock               0      315        0      687

McGinnis-Johnson Consulting, LLC... Loan                   7,107    7,107    6,452    6,452

Michael Noshay..................... Loan                     500      500        0        0

Midwest Towers Partners, LLC(1).... Loan                  15,694   15,694   13,399   13,399

Miles Media Group, Inc.(1)......... Loan                   7,300    7,300    7,800    7,800

                                    Warrants to purchase
                                    Common Stock              20      452       20      326

Minnesota Publishers, Inc.(1)...... Loan                  14,250   14,250   14,250   14,250

Murphy McGinnis Media, Inc.(1)..... Loan                  14,000   14,000   14,000   14,000

Netplexus Corporation.............. Loan                   3,500    3,500        0        0

                                    Preferred Stock          766      765        0        0

                                    Warrants to purchase
                                    Common Stock               0        0        0        0

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                          December 31, 2000 and 1999
                                (in thousands)


                                                         December 31, 2000 December 31, 1999
                                                         ----------------- -----------------
        Portfolio Company              Investments         Cost    Value     Cost    Value
--------------------------------- ---------------------- -------  -------   ------   ------

New Century Companies, Inc.(1)... Loan                   $   940  $   490  $  940   $  824

                                  Preferred Stock            300      119     300      300

                                  Warrants to purchase
                                  Common Stock               169      148       0        0

nii communications, Inc.(1)...... Loan                     1,834    1,834       0        0

                                  Common Stock               400      181       0        0

                                  Warrants to purchase
                                  Common Stock                 0      223       0        0

New Northwest
  Broadcasters, Inc.(1).......... Loan                    10,751   10,751       0        0

Newsletter Holdings, LLC(1)...... Loan                     1,400    1,400   1,960    1,960

North American Telecommunications
  Corporation(1)................. Loan                     6,131    6,131   3,790    3,790

                                  Warrants to purchase
                                  Preferred Stock              0        0       0    5,309

NOW Communications, Inc.(1)...... Loan                     4,170    4,170   3,000    3,000

                                  Warrants to purchase
                                  Common Stock                 0        0       0        0

Nurseweek Publishing, Inc........ Loan                     2,215    2,215       0        0

Pfingsten Publishing, LLC(1)..... Loan                    15,966   15,966       0        0

Powercom Corporation(1).......... Loan                     4,288    4,288   4,116    4,116

                                  Warrants to purchase
                                  Common Stock               139       85       0        0

Rising Tide Holdings LLC(1)...... Loan                     3,000    3,000       0        0

                                  Warrants to purchase
                                  membership interest in
                                  LLC                          0        0       0        0

Robert N. Snyder................. Loan                     1,300    1,300   1,300    1,300

Robert C. Waggoner............... Loan                         0        0   1,700    1,700

Sabot Publishing, Inc.(1)........ Loan                    10,588   10,588   9,200    9,200

Stonebridge Press, Inc.(1)....... Loan                     5,300    5,300   4,500    4,500

Talk America Holdings, Inc.(1)... Loan                    20,000   20,000       0        0

                                  Common Stock             1,050    1,690       0        0

                                  Warrants to purchase
                                  Common Stock                25        0       0        0

TGI Group, LLC................... Loan                     8,250    8,250       0        0

                                  Warrants to purchase
                                  membership interest
                                  in LLC                     126        0       0        0

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                          December 31, 2000 and 1999
                                (in thousands)

                                                            December 31, 2000  December 31, 1999
                                                            ------------------ ------------------
        Portfolio Company                Investments          Cost     Value     Cost     Value
---------------------------------- ------------------------ --------  -------- --------  --------

THE Journal, LLC.................. Loan                     $  3,119  $  3,119 $  3,464  $  3,464

Tower Resource Management, Inc.(1) Loan                        1,016     1,016        0         0

                                   Warrants to purchase
                                   Common Stock                    0         0        0         0

TVData Technologies L.P.(1)....... Loan                       13,900    13,900    5,100     5,100

Unifocus, Inc.(1)................. Loan                        3,350     3,350    3,500     3,500

                                   Warrants to purchase
                                   Common Stock                  139        99      139       132

Upside Media, Inc.(1)............. Loan                        7,952     7,952    5,202     5,202

                                   Stock Appreciation
                                   Rights                          0         0        0         0

ValuePage Holdings, Inc.(1)....... Loan                       19,249    16,749   19,249    19,249

VS&A-PBI Holding LLC(1)........... Loan                       12,500    12,500        0         0

                                   LLC Interest                  500       500        0         0

WirelessLines, Inc.(1)............ Loan                        6,150     6,150    4,610     4,610

                                   Warrants to purchase
                                   Common Stock                    0         0        0         0

Witter Publishing Corporation..... Loan                        2,600     2,600    2,600     2,600

                                   Warrants to purchase
                                   Common Stock                   66        11       66        66

World Publications, Inc.(1)....... Loan                            0         0    5,700     5,700

Wyoming Newspapers, Inc.(1)....... Loan                       12,913    12,913   15,000    15,000
                                                            --------  -------- --------  --------
                                                            $510,270  $510,120 $313,391  $323,697
                                                            ========  ======== ========  ========

                                   Allowance for loan
                                     losses................  (10,084)            (4,663)

                                   Unrealized gain/losses--
                                     derivatives...........        0                  0

                                   Unrealized gain/losses--
                                     marketable securities.      641                  0
                                                            --------  -------- --------  --------
                                                            $500,827  $510,120 $308,728  $323,697
                                                            ========  ======== ========  ========

--------
(1)Some of the listed securities are issued by affiliates of the listed portfolio company.

                See notes to consolidated financial statements.

                            MCG CAPITAL CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              (in thousands, except share and per share amounts)

Note A--Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

    MCG Capital Corporation ("MCG" or the "Company" or "Parent") is a solutions-focused financial services company that provides financing for companies throughout the United States in the media, communications, technology and information services industry sectors. Prior to its name change effective June 14, 2001, the Company's legal name was MCG Credit Corporation. MCG and its wholly owned subsidiary, MCG Finance Corporation ("MCG Finance"), were established to facilitate the purchase of media assets (primarily loans) from First Union National Bank ("First Union"). This purchase occurred on June 24, 1998. MCG Finance Corporation II ("MCG Finance II"), a wholly owned subsidiary of MCG, was established to facilitate the use of a master trust securitization facility (See Note C), which was created during 2000.

    Prior to the purchase of assets from First Union, the Company conducted its business as a division of First Union. Signet Banking Corporation ("Signet"), which merged into First Union Corporation on November 28, 1997, conducted its media communications lending business through Media Communications Group, a division (the "Division") of a wholly owned subsidiary, Signet Bank. The Division subsequently became a separate division within First Union, a wholly owned subsidiary of First Union Corporation. A portion of the media loan portfolio, totaling approximately $116,000 at December 31, 1997 (unaudited), was retained by First Union. Except for this portfolio, Division management, through their ownership of MCG and its subsidiary, MCG Finance, purchased all of the operating and investment assets of the Division on June 24, 1998. In a separate but related transaction, MCG purchased First Union's 100% interest in EEI Holding's Corporation, Inc. ("EEI") on September 29, 1998.

    On June 24, 1998, $54,000 of equity capital raised by MCG was transferred to its wholly owned subsidiary, MCG Finance, which is a bankruptcy-remote special purpose entity and, therefore, the assets of MCG Finance are not available to the creditors of MCG. Using the equity capital and borrowings of $120,000, operating assets (primarily loans) and 100% of the common stock of EEI were purchased from First Union for a total of $173,000 cash. In addition, MCG issued to First Union 84,000 shares of Class B common stock valued at $504 and warrants to purchase 516,000 shares of Class A common stock with exercise prices of $20, $30, and $40 valued at $332. In connection with these formation transactions, the Company incurred $2,018 of equity raising costs, $4,668 of debt issuance costs, and $83 of transaction costs. This transaction was accounted for under the purchase method with assets purchased and liabilities assumed recorded at estimated fair value. The excess of fair value of consideration given over fair value of net assets acquired, $6,230, was recorded as goodwill. The fair value of the loans purchased was determined on a loan by loan basis using discounted cash flows with discount rates based on similar lending arrangements (credit quality and duration). Loan discounts of $1,662 were recorded in connection with this fair value adjustment.

    The accompanying financial statements reflect: (1) The consolidated accounts of MCG, including MCG Finance and MCG Finance II, for the years ended December 31, 2000 and 1999 and the period from June 25, 1998 through December 31, 1998, with all significant intercompany balances eliminated ("Successor Periods"); (2) Division assets and the related results of operations, except for the loan portfolio retained by First Union, for the period January 1, 1998 through June 24, 1998 ("Predecessor Period"). The financial statements do not reflect the loan portfolio retained by First Union nor income and expense directly attributable to it.

    These financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


Predecessor period

    The following further describes the basis of preparation of the accompanying financial statements for the predecessor period January 1, 1998 through June 24, 1998: (1) Equity was allocated to the Division on a basis that is consistent with that which would be possible if the Division were a separate stand-alone entity. The amount of equity that was allocated was based principally on the amount of leverage a prudent investor would apply to a balance sheet consisting of assets of the type held by the Division, particularly the loan portfolio. (2) Division interest expense on these borrowings from the Parent was calculated using market rates for the related periods taking into account the credit risk of the Division, as well as the term of the assets that were being financed by these borrowings. (3) Operating expenses include an allocation of expenses from First Union to the Division. It is comprised of an allocation for occupancy, data processing, and corporate overhead (see Note J). Occupancy and data processing were allocated based on estimates of actual usage. Corporate overhead represents the incremental amount of expense above the Division's direct expenses necessary to operate as a division of First Union. It includes accounting, finance, human resources, credit review, and other administrative support. Management believes the allocation methods are reasonable. Since the Division operated as a division of First Union for the period from January 1, 1998 through June 24, 1998, these allocations do not necessarily represent expenses that would have been incurred directly by the Division had it operated on a stand-alone basis historically. Incremental expenses, other than interest, that the Division would have incurred had it operated on a stand-alone basis are estimated to be $90 (unaudited) for the period January 1, 1998 through June 24, 1998.

    The following significant accounting policies apply to successor and predecessor periods, except where noted.

Income recognition

    Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. It is management's practice to cease accruing interest on commercial loans when payments are 90 days delinquent. However, management may elect to continue the accrual of interest when the estimated net realizable value of collateral is sufficient to cover the principal balance and accrued interest, and the loan is in the process of collection.

    Loan origination and commitment fees and certain direct loan origination costs are deferred and amortized as adjustments of the related loan's yield over the contractual life. The accounting for certain fees required to be paid at the end of the term is determined based on the credit performance of the related loan. For loans in which the related borrower is under-performing relative to expectations, these fees are not recognized until realization is probable. When significant collectibility concerns do not exist, the fees are recognized over the term of the loan.

    In certain loan arrangements, warrants or other equity interests are received from the borrower. The borrowers granting these interests are typically non-publicly traded companies. The Company records the financial instruments received at estimated fair value. Fair values are estimated using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to MCG's ownership share considering any discounts for transfer restrictions or other terms which impact the value. When and if these interests become publicly traded securities, they are accounted for as securities available for sale under Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). Until then, they are carried at the amount recorded at the date of receipt unless the value is considered to be impaired, at which time the recorded value would be adjusted to reflect the net realizable value. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


Cash and cash equivalents

    Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts and interest bearing deposits collateralized by marketable debt securities.

Commercial loans

    Commercial loans are generally stated at their outstanding unpaid balances. The loan balances include the accretion of contracted payment-in-kind (PIK) interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. Payment-in-kind interest totaled $6,640 and $1,778 at December 31, 2000 and 1999, respectively. Net unearned income includes unearned fees and direct loan origination costs totaling $9,935 and $6,307 at December 31, 2000 and 1999, respectively, and purchase discounts of $0 and $458 at December 31, 2000 and 1999, respectively. Unearned fees and direct loan origination costs are amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method.

    Impaired loans (loans for which it is probable that not all amounts owed will be collected) are measured and reported based on the present value of expected cash flows discounted at the loan's contractual interest rate, or at the fair value of the loan's collateral if the loan is collateral dependent. There were no loans meeting this criteria for the periods presented.

Allowance for loan losses

    The allowance for loan losses is maintained to absorb anticipated future losses, net of recoveries, in the existing loan portfolio. The provision for loan losses is the periodic cost of maintaining an adequate allowance. Management maintains a loan risk management system whereby each lending relationship is assigned a credit risk rating. These ratings are continuously evaluated and adjusted to reflect the current credit risk of the borrower. In evaluating the adequacy of the allowance for loan losses, management estimates, based on historical experience, the probability of a default and the amount of loss in the event of default. Management also considers the following factors: the condition of the industries and geographic areas experiencing or expected to experience particular economic adversities; trends in delinquencies, bankruptcies and non-performing loans; trends in loan volume and size of credit risks; the degree of risk in the composition of the loan portfolio; current and anticipated economic conditions; credit evaluations; and, underwriting policies.

Investments in equity securities

    Investments in equity securities represent the Company's ownership of warrants and other equity interests received or purchased primarily as part of a loan arrangement. Purchased equity investments in nonpublicly traded securities where the Company does not exercise significant influence are carried at cost. Losses on these investments are recorded if values are believed to be impaired. Impairment losses of $500, $0, $0 and $0 were recorded in the periods ending December 31, 2000, 1999, 1998, and June 24, 1998, respectively. See discussion in the Income recognition section above for the accounting policy for warrants and other equity interests received as part of loan origination activities.

    Purchased equity investments in publicly traded securities where the Company does not exercise significant influence are accounted for as available for sale securities and carried at market value. As of December 31, 2000 and 1999, the Company held $1,690 and $0, respectively, of investments in marketable equity securities classified as securities available for sale under SFAS 115. Under SFAS 115, these securities are stated at their fair value, with unrealized gains and losses, net of tax, reported as a component of cumulative other comprehensive income. As of December 31, 2000 and 1999, the gross unrealized gains on available for sale securities were $641 and $0, respectively, with the gains shown as a separate component of stockholders' equity, net of taxes.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)

Income from discontinued operations

    The Company sold all of the assets of EEI Holding's Corporation, Inc. on December 31, 1999. Subsequent to June 24, 1998, the Company accounted for its investment in EEI as an asset held for disposition based on management's intent to dispose of the investment within one year. Income from the operations of EEI is not recognized in the statement of operations. Investment income recognized during the successor period represents accretion of discount related to the holding period.

    Predecessor period

    EEI's operating results are reported in the predecessor period's statement of operations as discontinued operations based on management's decision in 1998 to dispose of this investment.

Premises and equipment

    Premises and equipment are stated at cost, less allowances for depreciation and amortization of $205 and $87 at December 31, 2000 and 1999, respectively. Depreciation and amortization expense are generally computed using the straight-line method over periods ranging from three to seven years.

Goodwill

    Goodwill from MCG's purchase of media assets from First Union is a result of the excess of the purchase price over the fair market value of the tangible and identifiable intangible assets acquired. Goodwill is amortized on a straight-line basis over fifteen years. Accumulated amortization at December 31, 2000 and 1999 was $668 and $394, respectively.

    Goodwill is reviewed for impairment periodically to determine whether this amount is recoverable using undiscounted cash flows. If amounts are considered not to be recoverable, an impairment loss will be recorded based on discounted cash flows. No impairment losses have been recorded to date as goodwill has been considered recoverable from undiscounted expected future cash flows.

    Goodwill was reduced in 1999 by $1,400 to reflect the realization of an estimated tax benefit related to the sale of the assets of EEI.

Debt issuance costs

    Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company's borrowings. These amounts are amortized into the statement of operations ratably over the contractual term of the borrowing on a method that approximates the effective interest method. Accumulated amortization was $3,760 and $2,135 at December 31, 2000 and 1999, respectively.

Stock-based compensation

    The Company follows Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," ("APB 25") and related Interpretations in accounting for its employee stock options because the alternative fair value accounting recommended by SFAS No. 123, "Accounting for Stock-Based Compensation," requires use of option valuation models that were not developed for valuing employee stock options. Under APB 25, no compensation expense is recognized for the Company's stock option plan.

Income taxes

    Deferred tax assets and liabilities are determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e. temporary differences) and are measured at the enacted rates that will be in effect when these differences reverse.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


    Predecessor period

    The operating results of the Division are included in the consolidated income tax returns of First Union for the period January 1, 1998 to June 24, 1998. The provision for income taxes, including deferred tax expense, is computed on a separate return basis.

Earnings per share

    Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive effect of potential shares that could occur through the issuance of common stock options.

    The reconciliation between basic and diluted earnings per common share is below:

                                                                      Year ended December 31,
                                                                      -----------------------
                                                                        2000    1999  1998(1)
                                                                      -------  ------ -------
Basic
   Net income........................................................ $14,071  $5,783 $  800
   Average common shares outstanding (in thousands)..................  10,435   6,612  6,351
   Basic earnings per common share................................... $  1.35  $ 0.87 $ 0.13
Diluted
   Net income........................................................ $14,071  $5,783 $  800
   Average common shares outstanding (in thousands)..................  10,435   6,612  6,351
   Dilutive effect of stock options (in thousands)...................      18       2     --
   Average common shares and Common stock equivalents (in thousands).  10,453   6,614  6,351
   Diluted earnings per common share................................. $  1.35  $ 0.87 $ 0.13

--------
(1)Only represents successor period.

Segments

    The Company lends to and invests in customers in various sectors of the media, communications, technology and information services industry sectors. MCG separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships have similar business and economic characteristics they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from MCG's consolidated financial statements.

    All revenues are from external customers and no revenues are generated from other segments.

Recent accounting developments

    On January 1, 2001, the Company is required to adopt the provisions of Financial Accounting Standards Board Statements No. 133 and 138, "Accounting for Derivative Instruments and Hedging Activities" ("the Statements"). The Statements will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature

                            MCG CAPITAL CORPORATION

  (in thousands, except share and per share amounts or as specifically noted)

of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

    At December 31, 2000, the Company held financial instruments that qualify as derivatives under the Statements with an estimated fair value of approximately $3,825 and a book value of approximately $825. The difference between the two amounts, $3,000, will be recognized as an asset January 1, 2001 with the related income reported as a cumulative effect of a change in accounting principle. Changes in the fair value of these financial instruments, as well as any other financial instruments entered into which qualify as derivatives under the Statements which do not qualify for hedge accounting, will be reflected in the statement of operations.

Reclassifications

    Certain prior period information has been reclassified to conform to current year presentation.

Note B--Allowance for Loan Losses

    The following is a summary of changes in the allowance for loan losses:

                                              Successor                 Predecessor
                               --------------------------------------- -------------
                                                         June 25, 1998  January 1,
                                Year Ended   Year Ended     Through        1998
                               December 31, December 31,   December       Through
                                   2000         1999       31, 1998    June 24, 1998
                               ------------ ------------ ------------- -------------
Balance at beginning of period   $ 4,663       $2,605       $2,049        $2,541
Provision for loan losses.....     5,421        2,058          556          (492)
                                 -------       ------       ------        ------
Balance at end of period......   $10,084       $4,663       $2,605        $2,049
                                 =======       ======       ======        ======

    During the years ended December 31, 2000 and 1999 and the periods June 25, 1998 through December 31, 1998 and January 1, 1998 through June 24, 1998, MCG had no non-accrual or restructured loans that would be considered troubled debt restructurings.

Note C--Borrowings

    On June 24, 1998 MCG Finance entered into a $400 million senior secured credit facility (the "Facility"). The arrangement expires January 2, 2002. MCG Finance is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG and, therefore, the assets of MCG Finance are not available to MCG creditors. The facility is secured by all of MCG Finance's existing and hereinafter acquired assets. In addition, all shares of capital stock of MCG Finance Corporation are pledged as collateral. The lead bank for this facility, Heller Financial, Inc. ("Heller"), held 334,566 Class A shares and 677,934 Class D shares at December 31, 2000 and 291,544 Class A shares and 1,333,456 Class D shares at December 31, 1999.

    The facility consists of a $320,000 credit line and $80,000 term loan. The credit line consists of a base rate loan at the Bank prime rate as published by the Board of Governors of the Federal Reserve System in the Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates," and up to 7 tranches of loans with interest rates based on the London Interbank Offered Rate ("LIBOR"). The base rate loan revolves each day. MCG can obtain the LIBOR-rated loans for periods of one, two, three or six months. The interest rate on the term loan is also based on LIBOR and MCG can choose a repricing period of one, two, three or six months. MCG is charged 25 basis points on any unused amounts.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


    Availability under the Facility is determined, in part, by the risk ratings of the loan portfolio which serves as the primary collateral for the Facility and the number of loans in the loan portfolio. The availability under the Facility is predicated upon an advance rate that is applied to each loan which is dependent upon its loan rating. MCG Finance receives a higher advance rate for loans which have a better credit rating and a lower advance rate for loans with a lower credit rating. These advance rates are then modified on a portfolio basis based on the number of loans in the portfolio. The advance rate for all loans is increased as more loans are added to the portfolio. MCG Finance and MCG must comply with certain covenants under the facility such as fixed charge and interest expense coverage, concentration parameters, and reporting requirements.

    Interest payable on each individual loan or tranche is consolidated with principal as part of the Prime loan at the end of the term of the LIBOR loan. Interest is payable quarterly on the Prime loan. Interest on LIBOR loans is payable quarterly for LIBOR loan terms greater than three months. Principal payments are made based on the cash position of the Company within the covenant parameters of the facility.

    As of June 1, 2000, MCG Finance II sponsored the creation of MCG Master Trust (the "Trust"), which entered into a variable funding securitization agreement by issuing Series 2000-1 Notes. MCG Finance II is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG where assets are not available to MCG creditors. MCG Master Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance II where assets are not available to MCG or MCG Finance II creditors. The facility is secured by all of the Trust's existing and hereinafter acquired assets.

    The 2000-1 Series of the Master Trust allows the Trust to issue up to $150 million of Class A Notes (the "Notes") and all of the Notes are owned by one investor. The Notes bear interest based on the daily Commercial Paper Rate for First Union's funding conduit ("CP Rate") and interest is payable monthly. The maximum amount of the Notes outstanding is determined based on a minimum subordination amount applied to eligible loans in the trust. The minimum subordination amount is $40 million as of December 31, 2000 but can vary based on the size of the individual loans in the Trust and the total amount of the eligible loans in the Trust. Eligible loans is determined based on total loans in the Trust less certain amounts related to delinquencies and various other criteria such as weighted average remaining life of the Trust portfolio, weighted average risk rating of the Trust portfolio, and industry concentration limits. The Trust is charged 20 basis points on the difference between the $150 million series limit and the amount of Notes outstanding.

    Outstandings under the Facility and Class A Notes issued by the Trust were as follows:

               December 31,
             -----------------
               2000     1999
             -------- --------
Prime Rate.. $ 23,672 $ 40,617
30-day LIBOR  266,500  127,600
60-day LIBOR       --   80,000
CP Rate.....   66,661       --
             -------- --------
             $356,833 $248,217
             ======== ========

    The maximum outstandings under the Facility during the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998 were $321,198, $250,618, and $143,700, respectively, and the average outstandings were $282,353, $172,349, and $130,575, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998 were 8.5%, 7.5% and 7.5%, respectively. The weighted average interest rates were 8.7%, 8.4% and 7.4% at December 31, 2000, 1999 and 1998,
respectively.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


    The maximum outstandings under the Class A Notes issued by the Trust during the year ended December 31, 2000 were $66,661 and the average outstandings were $13,511. The weighted average interest rate, excluding the amortization of deferred financing costs, for the year ended December 31, 2000 was 8.5% and the weighted average interest rate at December 31, 2000 was 8.1%.

Note D--Capital Stock

    MCG has Class A, Class B, Class C, Class D and Class E common stock and one class of preferred stock. The various classes of common stock are identical and entitle the holders to the same rights and privileges with the following exceptions:

    . In the event of a liquidation event, distributions to the various classes of stock will be as follows:

        . First, Class A, D and E shares are entitled to receive a preferential amount of $10 per share ("First Preference") out of the assets of the Company.

        . Second, Class E shares are entitled to receive a preferential amount of $5 per share ("Second Preference") after the payment or setting aside of the First Preference.

        . Third, Class B shares are entitled to receive a preferential amount of $10 per share ("Third Preference") after the payment or setting aside of the First Preference and Second Preference.

        . Fourth, Class A, B and D shares are entitled to receive a preferential amount of $5 per share ("Fourth Preference") after the payment or setting aside of the First Preference, Second Preference, and Third Preference.

        . Fifth, Subsequent to the payment or setting aside of the preferences listed above, all classes of common stock will participate pro rata in distributions.

    . All classes lose the preferences listed above in the event of a qualified initial public offering, or sale of the Company for at least $15 per share, and (except for the Class D shares) convert to Class C shares.

    . Class A and D shares can be converted into each other any time after issuance at a one to one conversion ratio within the constraints of the number of authorized shares. Class D shares, however, do not carry voting rights.

    . Class A, B, D and E shares can be converted into Class C shares at any time after issuance at a one to one conversion ratio.

    The Company's Board of Directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof.

    At December 31, 2000 and 1999, the Company had reserved 2,452,406 and 2,102,406 shares, respectively, of common stock for issuance in connection with its stock option plan and warrants granted to First Union Corporation (See Note
K).

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


Note E--Employee Benefit Plans

    MCG sponsors a contributory savings plan and profit-sharing plan. MCG's savings plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee's date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. The profit sharing plan allows participation by eligible employees who are on the payroll on the last day of the fiscal year for which the award is granted. Expenses related to the contributory savings plan was $110, $67, and $27 for the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998, respectively. Expenses related to the profit sharing plan was $222 and $88 for the years ended December 31, 2000 and 1999, respectively. There was no expense for the profit sharing plan during the period from June 25, 1998 to December 31, 1998. MCG does not sponsor a postretirement defined benefit plan.

    During 2000, MCG created a deferred compensation plan for key executives that would allow eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG's internal cost of funds rate, as defined by the plan. The plan is effective January 1, 2001. There were no contributions to the plan during the year ended December 31, 2000.

Note F--Income Taxes

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    -------------
                                                     2000   1999
                                                    ------ ------
              Deferred tax assets
                 Allowance for loan losses......... $4,106 $1,258
                 Loan fee recognition..............     --    350
                 Other.............................    155      6
                                                    ------ ------
                     Total deferred tax assets..... $4,261 $1,614
                                                    ====== ======

    Differences between income tax expense (benefit) and the amount computed by applying statutory income tax rates are summarized as follows:

                                                      Successor                    Predecessor
                                     ------------------------------------------  ---------------
                                      Year Ended   Year Ended    June 25, 1998   January 1, 1998
                                     December 31, December 31,      Through          Through
                                         2000         1999     December 31, 1998  June 24, 1998
                                     ------------ ------------ ----------------- ---------------
Amounts at statutory federal rates..   $ 8,309      $ 3,396         $  478           $1,127
Effect of:
 State taxes, net of federal benefit     1,357          520             97              126
 Other..............................         4            5              1               --
                                       -------      -------         ------           ------
Income tax expense..................   $ 9,670      $ 3,921         $  576           $1,253
                                       =======      =======         ======           ======

 Taxes currently payable............   $12,317      $ 5,025         $1,086           $  724
 Deferred income taxes..............    (2,647)      (1,104)          (510)             529
                                       -------      -------         ------           ------
 Income tax expense.................   $ 9,670      $ 3,921         $  576           $1,253
                                       =======      =======         ======           ======

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


    The components of income tax expense (benefit) are as follows:

                              Successor                          Predecessor
        ----------------------------------------------------   ----------------
                                               June 25, 1998   January 1, 1998
           Year Ended         Year Ended          Through          Through
        December 31, 2000  December 31, 1999 December 31, 1998  June 24, 1998
        ----------------   ----------------  ----------------  ----------------
        Current   Deferred Current  Deferred Current  Deferred Current Deferred
        -------   -------- -------  -------- -------  -------- ------- --------
Federal $ 9,660   $(2,047) $4,025   $  (884) $  839    $(411)   $584     $476
State..   2,657      (600)  1,000      (220)    247      (99)    140       53
        -------   -------  ------   -------  ------    -----    ----     ----
        $12,317   $(2,647) $5,025   $(1,104) $1,086    $(510)   $724     $529
        =======   =======  ======   =======  ======    =====    ====     ====

Note G--Commitments and Contingencies

    MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

                                                                      December 31
                                                                    ---------------
                                                                     2000    1999
                                                                    ------- -------
Financial instruments whose contract amounts represent credit risk:
   Commitments to extend credit (unused)........................... $42,803 $60,213
   Standby letters of credit.......................................      --      31

    The estimated fair value of standby letters of credit and commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $214 and $301 at December 31, 2000 and 1999, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

    Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

    Standby letters of credit are conditional commitments and represent an obligation to guarantee payments on certain transactions. Since they represent contingent liabilities, they are not included on the Company's balance sheet. MCG no longer issues letters of credit.

    MCG maintains agreements with loan customers for payment of certain additional fees at the end of a loan term. These fees are recognized over the loan term when realization is probable. The unrecognized fees at December 31, 2000, 1999 and 1998 were $0, $5,500 and $7,034, respectively.

    Certain premises are leased under agreements which expire at various dates through 2002. Total rent expense amounted to $505, $292 and $187 during the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998, respectively.

    Future minimum rental commitments as of December 31, 2000 for the next five years for all non-cancelable operating leases with initial or remaining terms of one year or more amount to $991, with $566 due in 2001 and $425 due in 2002.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)

    The Company has entered into an agreement with a third party for certain data processing services. The cost of these services is determined by volume considerations, in addition to an agreed base rate, for a remaining term of approximately three years.

Note H--Concentrations of Credit Risk

    MCG's customers are primarily small- and medium-sized companies serving the media, communications, technology and information services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value often is vested in intangible assets and intellectual property.

    At December 31, 2000, 1999 and 1998, the four largest customers comprised approximately 15%, 22% and 30% of total commercial loans, respectively.

    The largest customers vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several customers.

Note I--Disclosures About Fair Value of Financial Instruments

    SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized on the balance sheet, for which it is practicable to estimate that value.

    The fair value of the loans is estimated by discounting the future cash flows using rates commensurate with the credit risk and term of the loans. That technique is significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

    Investments in equity securities consist of warrants and other equity interests received as part of a lending arrangement and purchased equity investments. These investments are valued using various valuation models that attempt to estimate the underlying value of the associated entity. These values are then applied to MCG's ownership share and, in some cases, further adjusted to incorporate any discounts for transfer restrictions or other terms which impact value.

    Following is a summary of the fair value and book value of the Company's financial instruments as of December 31, 2000 and 1999:

                                      December 31, 2000   December 31, 1999
                                     ------------------- -------------------
                                                 Book                Book
                                     Fair Value  Value   Fair Value  Value
                                     ---------- -------- ---------- --------
Assets:
   Cash and cash equivalents........  $ 16,766  $ 16,766  $ 10,019  $ 10,019
   Commercial loans.................   501,264   504,214   309,859   310,871
   Investments in equity securities.     8,856     6,697    13,838     2,520
   Interest receivable..............     6,239     6,239     3,758     3,758
Liabilities:
   Borrowings.......................  $356,833  $356,833  $248,217  $248,217
   Interest payable.................     1,813     1,813     1,397     1,397

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


Note J--Related Party Transactions

    First Union, and Signet previously, provided significant financial and operational support to the Division until June 24, 1998 when MCG purchased the operating and investment assets of the Division from First Union.

    Interest expense for the period ended June 24, 1998 was calculated using market rates for the related periods, which took into account the credit risk of the Division, as well as the terms of the assets being financed with these borrowings.

    The allocation of expenses from Signet and First Union to the Division during the period ended June 24, 1998 is comprised of occupancy, data processing, and corporate overhead. Occupancy and data processing amounts for this period were allocated based on estimates of actual usage. Corporate overhead represents the incremental amount of expense above the Division's direct expenses necessary to operate as a division of First Union during this period. It includes accounting, finance, human resources, credit review and other administrative support. Expenses incurred by First Union and Signet were allocated to the Division to approximate actual usage.

                           Period
                       January 1, 1998
                           Through
                        June 24, 1998
                       ---------------
Interest expense......     $6,005
Operating expenses
   Occupancy..........         73
   Data Processing....         52
   Corporate overhead.        144

    As of December 31, 2000, interest payable of $1,813 included $1,364 payable to the lenders under the facility with Heller Financial, Inc., as agent, and $449 payable to an affiliate of First Union that holds the Master Trust Class A Notes. For the year ended December 31, 2000, interest paid to Heller Financial, Inc., as agent, totaled $23,910 and interest paid to the affiliate of First Union holding the Master Trust Class A Notes totaled $697.

Note K--Employee Stock Plans

    In June 1998, MCG authorized a stock-based compensation plan (the "1998 Plan"). In accordance with APB No. 25, since the exercise prices for the stock options were at least equal to the fair value of the stock on the date of grant, no compensation expense has been recognized for the 1998 Plan. Had compensation expense for the 1998 Plan been determined based on the fair value at the grant date, consistent with the method in SFAS No. 123, on a pro forma basis, MCG's net income would have been reduced by $357, $52, and $1 for the years ended December 31, 2000 and 1999 and the period June 25, 1998 through December 31, 1998, respectively. Basic and diluted earnings per share would have been reduced to $1.31 per share for the year ended December 31, 2000 and would have been unchanged at $0.87 and $0.13 for the year ended December 31, 1999 and the period June 25, 1998 through December 31, 1998, respectively.

    The 1998 Plan authorized MCG to grant options or stock appreciation rights to key personnel for up to 1,586,406 shares of Common Stock. During 2000, the 1998 Plan was amended to increase the number of authorized shares under the plan to 1,936,406. Under this plan, the exercise price of each option is determined by the committee appointed to administer the plan, an option's maximum term is ten years, and the options vest over a 3-5 year period, either straight-line or cliff vesting.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


    A summary of the Company's stock option activity and related information for all stock option plans for the years ended December 31, 2000 and 1999 and the period from June 25, 1998 to December 31, 1998, is as follows:

                                            Year ended           Year ended      Period June 25, 1998 to
                                        December 31, 2000    December 31, 1999      December 31, 1998
                                       -------------------- -------------------- -----------------------
                                                  Weighted-            Weighted-               Weighted-
                                                   average              average                 average
                                                  Exercise             Exercise                Exercise
                                        Shares      Price    Shares      Price     Shares        Price
                                       ---------  --------- ---------  ---------  ---------     ---------
Outstanding, beginning of
  period.............................. 1,326,368   $27.26   1,140,868   $28.15          --          --
Granted...............................   593,538    19.80     209,500    23.03   1,140,868      $28.15
Exercised.............................        --       --          --       --          --          --
Expired/Cancelled.....................   (25,500)   24.41     (24,000)   32.57          --          --
                                       ---------   ------   ---------   ------    ---------     ------
Outstanding, end of period............ 1,894,406    24.96   1,326,368    27.26   1,140,868       28.15
                                       =========   ======   =========   ======    =========     ======
Options exercisable at period-end.....   483,505    27.66     223,374    28.05          --          --
                                       ---------   ------   ---------   ------    ---------     ------
Weighted-average fair value of options
  granted during the period...........             $ 4.29               $ 1.95                  $ 0.02
                                                   ------               ------                  ------

    The fair value of the options granted during the period was determined using a minimum value calculation for non-public companies assuming an expected life of ten years, a fair value of the stock equal to the exercise price, dividend yield of 0%, and a risk-free rate of 4.99%.

    The following table summarizes information about stock options outstanding at December 31, 2000:

                     Weighted-average
                        Remaining
Exercise   Options   Contractual Life   Options
 Price   Outstanding    (in years)    Exercisable
-------- ----------- ---------------- -----------
 $10.00     48,261         8.36           9,652
 $12.50     18,980         8.88           3,796
 $15.00    404,365         9.57           2,500
 $20.00    573,370         7.80         192,233
 $30.00    494,368         7.78         166,770
 $40.00    355,062         7.93         108,554

    In connection with the formation of the Company, officers of the Company were granted loans to purchase 60,000 shares of Class A Common Stock. These notes are payable at the end of a five year term and bear interest at 8.2875% payable annually. In addition, during 2000 additional loans were granted to certain members of management in connection with the purchase of 16,333 shares of Class E Common Stock. These notes are payable at the end of a five year term and bear interest at 8.25% payable annually. These notes are non-recourse, however Company stock purchased with these loans as well as other Company stock owned by the officers serve as collateral for these loans. Amounts due on these loans are reflected as a reduction of stockholders' equity in the consolidated balance sheets.

                            MCG Capital Corporation

                    Consolidated Balance Sheets (unaudited)
                   (in thousands, except per share amounts)

                                                                                 September 30, December 31,
                                                                                     2001          2000
                                                                                 ------------- ------------
Assets
Cash............................................................................   $ 26,191      $ 16,766
Commercial loans................................................................    592,501       504,214
Less: Allowance for loan losses.................................................    (13,815)      (10,084)
     Net unearned income........................................................    (12,353)       (9,935)
                                                                                   --------      --------
   Net loans....................................................................    566,333       484,195
                                                                                   --------      --------
Investments in equity securities................................................     27,105         6,697
Premises and equipment, net.....................................................        552           449
Interest receivable.............................................................      6,295         6,239
Debt issuance cost, net.........................................................      1,723         2,960
Deferred income taxes...........................................................      5,755         4,261
Goodwill, net...................................................................      3,932         4,162
Other assets....................................................................      7,623           764
                                                                                   --------      --------
   Total assets.................................................................   $645,509      $526,493
                                                                                   ========      ========

Liabilities
Borrowings......................................................................   $466,732      $356,833
Interest payable................................................................      1,551         1,813
Other liabilities...............................................................     11,948         8,949
                                                                                   --------      --------
   Total liabilities............................................................    480,231       367,595

Stockholders' equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding         --            --
Common stock
 Class A, par value $.01, authorized 12,000 shares,
   issued and outstanding 6,831.................................................         68            68
 Class B, par value $.01, authorized 500 shares, issued and outstanding 463.....          5             5
 Class C, par value $.01, authorized 20,000 shares, none issued and outstanding.         --            --
 Class D, par value $.01, authorized 2,200 shares, issued and outstanding 678...          7             7
 Class E, par value $.01, authorized 5,500 shares, issued and outstanding 4,700.         47            47
Capital surplus.................................................................    138,624       138,624
Stockholder loans...............................................................       (747)         (747)
Retained earnings...............................................................     27,584        20,513
Cumulative other comprehensive income (loss)....................................       (310)          381
                                                                                   --------      --------
   Total stockholders' equity...................................................    165,278       158,898
                                                                                   --------      --------
   Total liabilities and stockholders' equity...................................   $645,509      $526,493
                                                                                   ========      ========


           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

               Consolidated Statements of Operations (unaudited)
                   (in thousands, except per share amounts)

                                                                                  Nine months ended
                                                                                    September 30
                                                                                  -----------------
                                                                                    2001     2000
                                                                                  -------   -------
Interest income
   Commercial loan interest...................................................... $47,955   $35,570
   Commercial loan fees..........................................................   4,697     3,137
                                                                                  -------   -------
       Total interest income.....................................................  52,652    38,707
Interest expense
   Interest expense..............................................................  19,471    17,866
   Amortization of debt issuance cost............................................   1,520     1,116
                                                                                  -------   -------
       Total interest expense....................................................  20,991    18,982
                                                                                  -------   -------
Net interest income..............................................................  31,661    19,725
Provision for loan losses........................................................  10,155     2,079
                                                                                  -------   -------
Net interest income after provision for loan losses..............................  21,506    17,646
                                                                                  -------   -------
Other income (expense):
   Investment gains (losses)-realized............................................  (1,715)    2,468
   Investment gains (losses)-unrealized..........................................  (1,621)       --
   Other.........................................................................   1,674       623
                                                                                  -------   -------
       Total other income (expense)..............................................  (1,662)    3,091
                                                                                  -------   -------
Operating expense:
   Employee compensation.........................................................   7,156     4,601
   Occupancy.....................................................................     538       394
   Professional fees.............................................................   1,197       308
   Marketing and research........................................................     347       192
   Depreciation and amortization.................................................     414       306
   General and administrative....................................................   1,359       940
                                                                                  -------   -------
       Total operating expense...................................................  11,011     6,741
                                                                                  -------   -------
Income before income taxes and cumulative effect of accounting change............   8,833    13,996
Income tax expense...............................................................   3,539     5,575
                                                                                  -------   -------
Income before cumulative effect of accounting change.............................   5,294     8,421
Cumulative effect of change in accounting principle (net of tax effect of $1,223)   1,777        --
                                                                                  -------   -------
Net income....................................................................... $ 7,071   $ 8,421
                                                                                  =======   =======
Earnings per common share--basic and diluted
Income before cumulative effect of accounting change............................. $  0.42   $  0.87
Cumulative effect of change in accounting principle..............................    0.14        --
                                                                                  -------   -------
Net income per common share--basic............................................... $  0.56   $  0.87
                                                                                  =======   =======
Net income per common share--diluted............................................. $  0.56   $  0.87
                                                                                  =======   =======

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

          Consolidated Statement of Stockholders' Equity (unaudited)
                                (in thousands)



                                                                                                  Cumulative
                                                     Common stock                                    Other         Total
                                                     ------------- Paid-in  Stockholder Retained Comprehensive Stockholders'
                                                     Shares Amount Capital     Loans    Earnings Income (Loss)    Equity
                                                     ------ ------ -------- ----------- -------- ------------- -------------
Balance December 31, 2000........................... 12,672  $127  $138,624    $(747)   $20,513      $ 381       $158,898
Net unrealized loss on marketable equity securities,
 net of income tax benefit of $470..................                                                  (691)
Net income..........................................                                      7,071
                                                                                        ------------------------------------
Comprehensive income-...............................                                                                6,380
                                                     ------  ----  --------    -----    -------      -----       --------
Balance September 30, 2001.......................... 12,672  $127  $138,624    $(747)   $27,584      $(310)      $165,278
                                                     ======  ====  ========    =====    =======      =====       ========




           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

               Consolidated Statements of Cash Flow (unaudited)
                                (in thousands)

                                                                            Nine months ended
                                                                              September 30
                                                                          --------------------
                                                                            2001       2000
                                                                          ---------  ---------
Operating activities
   Net income............................................................ $   7,071  $   8,421
   Adjustments to reconcile net income to net cash provided by operating activities:
       Provision for loan losses.........................................    10,155      2,079
       Depreciation and amortization.....................................       414        306
       Amortization of deferred debt cost................................     1,520      1,116
       Investment impairment losses......................................     1,715         --
       Unrealized gains on derivative financial instruments..............    (1,379)        --
       Increase in interest receivable...................................       (28)    (1,721)
       Increase in accrued payment-in-kind interest......................    (7,911)    (3,718)
       Increase in unearned income.......................................       242      1,939
       Increase in other assets..........................................    (2,575)    (1,285)
       Increase (decrease) in interest payable...........................      (262)        90
       Increase in other liabilities.....................................       798      2,788
                                                                          ---------  ---------
          Net cash provided by operating activities......................     9,760     10,015
                                                                          ---------  ---------
Investing activities
   Net increase in loans.................................................  (112,056)  (135,593)
   Purchase of equity securities.........................................      (555)    (1,137)
   Proceeds from the sale of foreclosed assets...........................     3,000         --
   Purchase of fixed assets and software.................................      (340)      (302)
                                                                          ---------  ---------
          Net cash used by investing activities..........................  (109,951)  (137,032)
                                                                          ---------  ---------
Financing activities
   Net proceeds from borrowings..........................................   109,899     85,568
   Payment of financing costs............................................      (283)        --
   Repurchase of common stock............................................        --    (15,000)
   Issuance of common stock..............................................        --     85,336
   Increase in shareholder loans.........................................        --       (147)
                                                                          ---------  ---------
          Net cash provided by financing activities......................   109,616    155,757
                                                                          ---------  ---------
   Increase in cash and cash equivalents.................................     9,425     28,740
   Cash and cash equivalents at beginning of period......................    16,766     10,019
                                                                          ---------  ---------
   Cash and cash equivalents at end of period............................ $  26,191  $  38,759
                                                                          =========  =========
Supplemental disclosures
   Interest paid......................................................... $  19,733  $  17,775
   Taxes paid............................................................     5,918      4,804

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

               Consolidated Schedule of Investments (Unaudited)
                              September 30, 2001
                                (in thousands)


                                                                September 30, 2001
                                                                ------------------
          Portfolio Company           Investments                 Cost     Value
------------------------------------- -----------                -------  -------
The Adrenaline Group(1).............. Loan                      $ 1,500   $ 1,500

                                      Warrants to purchase
                                      Common Stock                    0         0

Alarm Management II LLC(1)........... Loan                        1,800     1,800

AMI Telecommunications Corporation(1) Loan                       10,588    10,588

                                      Common Stock                  200         0

Badoud Enterprises, Inc.(1).......... Loan                       11,450    11,450

Barcom Inc........................... Loan                        3,885     3,885

Belvoir Publications, Inc............ Loan                        1,300     1,300

Biznessonline.com, Inc.(1)........... Loan                       17,423    12,602

                                      Common Stock                   18        59

                                      Warrants to purchase
                                      Common Stock                  117        92

Boucher Communications, Inc.(1)...... Loan                        2,450     2,450

                                      Stock Appreciation Rights       0       273

Bridgecom Holdings, Inc.(1).......... Loan                       17,820    17,820

                                      Warrants to purchase
                                      Common Stock                    0        23

Brill Media Holdings, L.P.(1)........ Loan                       10,211    10,211

                                      Stock Appreciation Rights       0         0

Brookings Newspapers, L.L.C.(1)...... Loan                        3,600     3,600

BuyMedia Inc......................... Warrants to purchase
                                      Common Stock                    0       186

Cambridge Information Group, Inc.(1). Loan                       19,634    19,634

CCG Consulting, LLC.................. Loan                        1,271     1,271

                                      Warrants to purchase
                                      membership interest
                                      in LLC                          0       297

                                      Option to purchase
                                      additional equity               0         0

Community Media Group, Inc.(1)....... Loan                       13,729    13,729

Connective Corp...................... Common Stock                   57        61

Corporate Legal Times L.L.C.......... Loan                        4,773     4,773

                                      Warrants to purchase
                                      membership interest
                                      in LLC                        153       112

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                              September 30, 2001
                                (in thousands)


                                                                 September 30, 2001
                                                                 ------------------
             Portfolio Company              Investments            Cost     Value
------------------------------------------- -----------           -------  -------
Costa De Oro Television, Inc............... Loan                 $ 3,067   $ 3,067

Country Media, Inc......................... Loan                   8,424     8,424

                                            Common Stock             100       195

Creatas, L.L.C.(1)......................... Loan                  13,824    13,824

                                            LLC Interest             100       100

Creative Loafing, Inc.(1).................. Loan                  16,507    16,507

Crescent Publishing........................ Loan                  13,573    13,573

Dowden Health Media, Inc................... Loan                   1,600     1,600

Edgell Communications, Inc.(1)............. Loan                     570       570

The e-Media Club, LLC...................... LLC Interest              90        90

Executive Enterprise Institute, LLC(1)..... LLC Interest             301       301

Fawcette Technical Publications Holdings(1) Loan                  11,997    10,997

                                            Warrants to purchase
                                            Common Stock               0         0

Financial Technologies Holdings, Inc.(1)... Loan                  20,500    20,500

                                            Warrants to purchase
                                            Common Stock               0         0

Halcyon Business Publications, Inc......... Loan                     367       367

I-55 Internet Services, Inc................ Loan                   3,764     3,764

                                            Warrants to purchase
                                            Common Stock               0         0

IDS Telecom LLC............................ Loan                  16,871    16,871

                                            Warrants to purchase
                                            membership interest
                                            in LLC                   375       742

Images.Com, Inc............................ Loan                   2,550     2,550

Information Today.......................... Loan                   7,000     7,000

Intellisec Holdings, Inc.(1)............... Loan                  13,385    13,385

                                            Warrants to purchase
                                            Common Stock               0         0

James E. Fawcette.......................... Loan                     600       600

JMP Media, L.L.C........................... Loan                  15,792    15,792

Joseph C. Millstone........................ Loan                     500       500

The Joseph F. Biddle Publishing Company(1). Loan                  14,207    14,207

Kings III of America, Inc., North America.. Loan                   4,997     4,997

The Korea Times Los Angeles, Inc........... Loan                  12,037    12,037

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                              September 30, 2001
                                (in thousands)


                                                                     September 30, 2001
                                                                     ------------------
           Portfolio Company                     Investments           Cost     Value
---------------------------------------- ---------------------------  -------  -------

Manhattan Telecommunications Corporation Loan                        $17,519   $17,519

                                         Warrants to purchase
                                         Common Stock                    647       497

McGinnis-Johnson Consulting, LLC........ Loan                          7,642     7,642

Midwest Towers Partners, LLC(1)......... Loan                         16,145    16,145

Miles Media Group, Inc.(1).............. Loan                          7,950     7,950

                                         Warrants to purchase
                                         Common Stock                     20       426

Minnesota Publishers, Inc.(1)........... Loan                         14,250    14,250

Murphy McGinnis Media, Inc.(1).......... Loan                         14,000    14,000

NBG Radio Networks, Inc................. Loan                          6,248     6,248

                                         Warrants to purchase Common
                                         Stock                             0         0

Netplexus Corporation................... Loan                          3,500     2,500

                                         Preferred Stock                 766         0

                                         Warrants to purchase
                                         Common Stock                      0         0

New Century Companies, Inc.(1).......... Loan                            187       187
                                         Common Stock                    157       462

                                         Preferred Stock                   0        66

                                         Warrants to purchase
                                         Common Stock                      0        69

nii communications, Inc.(1)............. Loan                          5,156     5,156

                                         Common Stock                    400       157

                                         Warrants to purchase
                                         Common Stock                    747     1,013

New Northwest Broadcasters, Inc.(1)..... Loan                         10,815    10,815

Newsletter Holdings, LLC(1)............. Loan                          1,480     1,480

NOW Communications, Inc.(1)............. Loan                          4,319     4,319

                                         Warrants to purchase
                                         Common Stock                      0        69

Pacific-Sierra Publishing, Inc.......... Loan                         24,103    24,103

Pfingsten Publishing, LLC(1)............ Loan                         15,225    15,225

Powercom Corporation(1)................. Loan                          3,876     3,876

                                         Warrants to purchase
                                         Common Stock                    139        65

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                              September 30, 2001
                                (in thousands)


                                                               September 30, 2001
                                                               ------------------
        Portfolio Company                  Investments           Cost     Value
---------------------------------- ---------------------------  -------  -------

R.R. Bowker....................... Loan                        $15,000   $15,000

                                   Warrants to purchase Common
                                   Stock                           882       882

Rising Tide Holdings LLC(1)....... Loan                          3,071     1,571

                                   Warrants to purchase
                                   membership interest
                                   in LLC                            0         0

Robert N. Snyder.................. Loan                          1,300     1,300

Sabot Publishing, Inc.(1)......... Loan                          9,823     9,823

Stonebridge Press, Inc.(1)........ Loan                          5,436     5,436

Sunshine Media Corp.(1)........... Loan                         12,987    12,987

                                   LLC Interest Class A            500       500

                                   Warrants to purchase
                                   membership interest
                                   in LLC Class B                    0         0

Talk America Holdings, Inc.(1).... Loan                         20,000    20,000

                                   Common Stock                  1,050       529

                                   Warrants to purchase
                                   Common Stock                     25         0

TGI Group, LLC.................... Loan                          7,920     7,920

                                   Warrants to purchase
                                   membership interest
                                   in LLC                          126         0

THE Journal, LLC.................. Loan                          3,161     3,161

Tower Resource Management, Inc.(1) Loan                          1,057     1,057

                                   Warrants to purchase
                                   Common Stock                      0         0

Unifocus, Inc.(1)................. Loan                          3,300     3,300

                                   Warrants to purchase
                                   Equity                          139       373

UMAC, Inc.(3)..................... Common Stock                  7,341     7,341

ValuePage Holdings, Inc.(1)....... Loan                         19,521     8,472

VS&A-PBI Holding LLC(1)........... Loan                         12,417    12,417

                                   LLC Interest                    500        50

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                              September 30, 2001
                                (in thousands)


                                                           September 30, 2001
                                                           ------------------
         Portfolio Company              Investments          Cost     Value
   ----------------------------- ------------------------- --------  --------

   WirelessLines, Inc.(1)....... Loan                      $  6,150  $  6,150

                                 Warrants to purchase
                                 Common Stock                     0         0

   Witter Publishing Corporation Loan                         2,726     2,726

                                 Warrants to purchase
                                 Common Stock                    78        89

   WMAC, Inc.(2)................ Common Stock                11,218    11,218

   Wyoming Newspapers, Inc.(1).. Loan                        12,650    12,650
                                                           --------  --------
                                                           $618,746  $599,467
                                                           ========  ========

                                 Allowance for loan losses  (13,815)      N/A

                                 Unrealized gain/losses--
                                   derivatives............    1,380       N/A

                                 Unrealized gain/losses--
                                   marketable securities..     (520)      N/A
                                                           --------  --------
                                                           $605,791  $599,467
                                                           ========  ========

--------
(1)Some of the listed securities are issued by affiliates of the listed portfolio company.
(2)In August 2001, we foreclosed on the assets of MacDonald Communication Corporation and transferred them to WMAC, Inc., a wholly owned subsidiary of MCG Finance Corporation.
(3)In September 2001, we foreclosed on the assets of Upside Media, Inc. and transferred them to UMAC, Inc., a wholly owned subsidiary of MCG Finance Corporation.



           See notes to unaudited consolidated financial statements.

                            MCG CAPITAL CORPORATION

             NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

              (in thousands, except share and per share amounts)

Note A--Description of Business and Basis of Presentation

    MCG Capital Corporation ("MCG" or the "Company" or "Parent") is a solutions-focused financial services firm that provides financing for companies throughout the United States in the media, communications, technology and information services industry sectors. Prior to its name change effective June 14, 2001, the Company's legal name was MCG Credit Corporation. MCG and its wholly owned subsidiary, MCG Finance Corporation ("MCG Finance"), were established to facilitate the purchase of media assets (primarily loans) from First Union National Bank ("First Union"). This purchase occurred on June 24, 1998. MCG Finance Corporation II ("MCG Finance II"), a wholly owned subsidiary of MCG, was established to facilitate the use of a master trust securitization facility (See Note E), which was created during 2000.

    The accompanying financial statements reflect the consolidated accounts of MCG, including MCG Finance and MCG Finance II, for the nine months ended September 30, 2001 and 2000, and as of December 31, 2000, with all significant intercompany balances eliminated. Certain prior period information has been reclassified to conform to current year presentation.

    Certain information and footnote disclosures normally included in financial statements prepared in conformity with accounting principles generally accepted in the United States have been condensed or omitted. These financial statements should be read in conjunction with the audited consolidated financial statements and notes included elsewhere in this prospectus. Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    The unaudited financial information includes all adjustments, consisting only of normal and recurring accruals, that management considers necessary for a fair presentation of its consolidated financial position, operating results and cash flows. Results for the nine months ended September 30, 2001 are not necessarily indicative of results to be expected for the full fiscal year 2001 or for any future period.

Note B--Commercial Loans

    Commercial loans are generally stated at their outstanding unpaid balances. The loan balances include the accretion of contracted payment-in-kind interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. Payment-in-kind interest totaled $11,810 and $6,640 at September 30, 2001 and December 31, 2000, respectively. Unearned fees and direct loan origination costs are amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method.

    The following is a summary of changes in the allowance for loan losses:

                                              Nine
                                          months ended   Year ended
                                          September 30, December 31,
                                              2001          2000
                                          ------------- ------------
           Balance at beginning of period    $10,084      $ 4,663
           Provision for loan losses.....     10,155        5,421
           Loan charge-offs..............     (6,424)          --
                                             -------      -------
           Balance at end of period......    $13,815      $10,084
                                             =======      =======

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)

    During the nine months ended September 30, 2001, we charged off $6,424. In addition, the total non-accrual loans was $6,603 as of September 30, 2001. During the year ended December 31, 2000, MCG had no non-accrual loans.

    Impaired loans (loans for which it is probable that not all amounts owed will be collected) are measured and reported based on the present value of expected cash flows discounted at the loan's contractual interest rate, or at the fair value of the loan's collateral if the loan is collateral dependent. Impaired loans as of September 30, 2001 totaled $6,603, all of which were on non-accrual status. The related allowance for credit losses for these loans was $6,416. No interest income has been recognized on impaired loans once they were considered impaired.

Note C--Equity Investments

    Investments in equity securities represent our ownership of warrants and other equity interests received or purchased primarily as part of a loan arrangement. Purchased equity investments in nonpublicly traded securities where we do not exercise significant influence are carried at cost. Losses on these investments are recorded if values are believed to be other than temporarily impaired. Impairment losses of $1,715 and $0 were recorded in the nine months ending September 30, 2001 and 2000, respectively. Realized warrant gains of $0 and $2,468 were recorded in the nine months ending September 30, 2001 and 2000 respectively.

    Purchased equity investments in publicly traded securities where we do not exercise significant influence are accounted for as available for sale securities under Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115) and carried at market value. As of September 30, 2001 and December 31, 2000, we held $529 and $1,690, respectively, of investments in marketable equity securities classified as securities available for sale under SFAS 115. Under SFAS 115, these securities are stated at their fair value, with unrealized gains and losses, net of tax, reported as a component of cumulative other comprehensive income. As of September 30, 2001 and December 31, 2000, the gross unrealized gains (losses) on available for sale securities were ($520) and $641, respectively, with the gains or losses shown as a separate component of stockholders' equity, net of taxes.

    On January 1, 2001, SFAS No. 133 and 138, "Accounting for Derivative Instruments and Hedging Activities" ("the Statements") became effective. The Statements require us to recognize all derivatives, as defined by the statements, on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

    As part of certain loan agreements, financial instruments including warrants or other equity interests are received from the borrowers. At January 1, 2001, we held financial instruments that qualify as derivatives under the Statements with an estimated fair value of approximately $3,825 and a carrying value of approximately $825. These financial instruments were adjusted to fair value with the difference between the two amounts, $3,000 ($1,777 net of tax), reported as a cumulative effect of a change in accounting principle net of tax. During the nine months ended September 30, 2001, the fair value of financial instruments that qualify as derivatives under the Statements decreased by $1,621 and is reflected on the statement of operations under the caption "Investment gains-unrealized". At September 30, 2001, the fair value of financial instruments that qualify as derivatives is recorded on the balance sheet in Investment in equity securities.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)

Note D -- Foreclosed Assets

    Assets are classified as foreclosed assets and included in investments in equity securities and other assets upon actual foreclosure or when physical possession of the collateral is taken regardless of whether foreclosure proceedings have taken place.

    Foreclosed assets held for sale are carried at the lower of the recorded amount of the loan for which the assets previously served as collateral, or the fair value of the assets less estimated costs to sell. Prior to foreclosure, any write-downs, if necessary, are charged to the allowance for credit losses.

    Subsequent to foreclosure, gains or losses on the sale of and losses on the periodic revaluation of foreclosed assets are credited or charged to expense. Net costs of maintaining and operating foreclosed assets are expensed as incurred.

    As of September 30, 2001 and December 31, 2000, the carrying amount of foreclosed assets was $22.1 million and $0 million, respectively. Of this amount, $18.6 million of businesses acquired and operating through foreclosure is included in investments in equity securities and $3.5 million of miscellaneous assets is included in other assets.
Note E--Borrowings

    On June 24, 1998 MCG Finance entered into a $400 million senior secured credit facility (the "Facility"), which is scheduled to expire on January 2, 2002. MCG Finance is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG and, therefore, the assets of MCG Finance are not available to MCG creditors. The facility is secured by all of MCG Finance's existing and hereinafter acquired assets. In addition, all shares of capital stock of MCG Finance Corporation are pledged as collateral. The lead bank for this facility, Heller Financial ("Heller"), held 334,566 Class A shares and 677,934 Class D shares at September 30, 2001 and December 31, 2000.

    The facility consists of a $320,000 credit line and $80,000 term loan. The credit line consists of a base rate loan at the Bank prime rate as published by the Board of Governors of the Federal Reserve System in the Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates", and up to 7 tranches of loans with interest rates based on the London Interbank Offered Rate ("LIBOR"). The base rate loan revolves each day. MCG can obtain the LIBOR-rated loans for periods of one, two, three or six months. The interest rate on the term loan is also based on LIBOR and MCG can choose a repricing period of one, two, three or six months. MCG is charged 25 basis points on any unused amounts.

    The 2000-1 Series of the Master Trust allows the Trust to issue up to $150,000 of Class A Notes (the "Notes") and all of the Notes are owned by one investor. The Notes bear interest based on First Union's daily Commercial Paper Rate ("CP Rate") and interest is payable monthly. The maximum amount of the Notes outstanding is determined based on a minimum subordination amount applied to eligible loans in the trust. The minimum subordination amount is $40,144 as of September 30, 2001, but can vary based on the size of the individual loans in the Trust and the total amount of the eligible loans in the Trust. Eligible loans are determined based on total loans in the Trust less certain amounts related to delinquencies and various other covenants such as weighted average remaining life of the Trust portfolio, weighted average risk rating of the Trust portfolio, and industry concentration limits. The Trust is charged 20 basis points on the difference between the $150,000 series limit and the amount of Notes outstanding.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


    Outstandings under the Facility and Class A Notes issued by the Trust were as follows:

             September 30, December 31,
                 2001          2000
             ------------- ------------
Prime.......   $ 13,332      $ 23,672
30-day LIBOR    326,600       266,500
CP Rate.....    126,800        66,661
               --------      --------
               $466,732      $356,833
               ========      ========

    The maximum outstandings under the Facility during the nine months ended September 30, 2001 and the year ended December 31, 2000 were $345,146 and $321,198, respectively, and the average outstandings were $319,523 and $282,353, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the nine months ended September 30, 2001 and the year ended December 31, 2000 were 6.5% and 8.5%, respectively. The weighted average interest rates were 5.2% and 8.7% at September 30, 2001 and December 31, 2000, respectively.

    The maximum outstandings under the Class A Notes issued by the Trust during the nine months ended September 30, 2001 and the year ended December 31, 2000 were $126,800 and $66,661, respectively, and the average outstandings were $83,362 and $13,511, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the nine months ended September 30, 2001 and the year ended December 31, 2000 were 5.8% and 8.5%, respectively, and the weighted average interest rates at September 30, 2001 and December 31, 2000 were 4.5% and 8.1%, respectively.

Note F--Disclosures About Fair Value of Financial Instruments

    SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized on the balance sheet, for which it is practicable to estimate that value.

    The fair value of the loans is estimated by discounting the future cash flows using rates commensurate with the credit risk and term of the loans. That technique is significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

    Investments in equity securities consist of warrants and other equity interests received as part of a lending arrangement and purchased equity investments. These investments are valued using various valuation models which attempt to estimate the underlying value of the associated entity. These values are then applied to MCG's ownership share and, in some cases, further adjusted to incorporate any discounts for exercise restrictions or other terms which impact value.

                            MCG CAPITAL CORPORATION

  (in thousands, except share and per share amounts or as specifically noted)


    Following is a summary of the fair value and book value of our financial instruments as of September 30, 2001 and December 31, 2000:

                                     September 30, 2001   December 31, 2000
                                     ------------------- -------------------
                                                 Book                Book
                                     Fair Value  Value   Fair Value  Value
                                     ---------- -------- ---------- --------
Assets:
   Cash and cash equivalents........  $ 26,191  $ 26,191  $ 16,766  $ 16,766
   Commercial loans.................   573,130   592,501   501,264   504,214
   Investments in equity securities.    26,337    27,105     8,856     6,697
   Interest receivable..............     6,295     6,295     6,239     6,239
Liabilities:
   Borrowings.......................  $466,732  $466,732  $356,833  $356,833
   Interest payable.................     1,551     1,551     1,813     1,813

Note G--Earnings Per Share

    Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive effect of potential shares that could occur through the issuance of common stock options.

    The reconciliation between basic and diluted earnings per common share is below:

                                                                      Nine months ended
                                                                        September 30,
                                                                      -----------------
                                                                        2001     2000
                                                                       -------  ------
Basic
   Net income........................................................ $ 7,071   $8,421
   Average common shares outstanding (in thousands)..................  12,672    9,684
   Basic earnings per common share................................... $  0.56   $ 0.87
Diluted
   Net income........................................................ $ 7,071   $8,421
   Average common shares outstanding (in thousands)..................  12,672    9,684
   Dilutive effect of stock options (in thousands)...................      19       18
                                                                       -------  ------
   Average common shares and common stock equivalents (in thousands).  12,691    9,702
   Diluted earnings per common share................................. $  0.56   $ 0.87

Note H--Commitments and Contingencies

    MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

    The balance of unused commitments to extend credit was $25,414 and $42,803 at September 30, 2001 and December 31, 2000, respectively. The estimated fair value of commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $127 and $214 at September 30, 2001 and December 31, 2000, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

                            MCG CAPITAL CORPORATION

  (in thousands, except share and per share amounts or as specifically noted)


    Commitments to extend credit include the unused portions of commitments that obligate us to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds we are obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

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                               13,375,000 Shares

                            MCG Capital Corporation

                                 Common Stock




[LOGO OF MCG]


                           FRIEDMAN BILLINGS RAMSEY

                          U.S. BANCORP PIPER JAFFRAY

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